UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Tower Group International, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOWER GROUP INTERNATIONAL, LTD.

Crown House, 4 Par-la-Ville Road

Hamilton HM 08, Bermuda

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of Tower Group International, Ltd. (the “Company”) will be held on Tuesday, May 7, 2013, at 9:00 a.m. local time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda for the following purposes:

(1)	To elect two Directors;

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2013;

(3)	To reapprove the material terms of the Company’s Short Term Performance Incentive Plan;

(4)	To approve the Company’s 2013 Long Term Incentive Plan;

(5)	To approve the material terms of the Company’s 2013 Long Term Incentive Plan;

(6)	To approve, on an advisory basis, the Company’s executive compensation; and

(7)	To consider such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 19, 2013 are entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Elliot S. Orol

Senior Vice President, General Counsel

and Secretary

March 20, 2013

TOWER GROUP INTERNATIONAL, LTD.

Crown House, 4 Par-la-Ville Road

Hamilton HM 08, Bermuda

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Tower Group International, Ltd. (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda on Tuesday, May 7, 2013, at 9:00 a.m. local time. This proxy statement, the foregoing Notice and the enclosed Proxy are being sent to stockholders of the Company on or about March 27, 2013.

Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary of the Company, by delivering a proxy bearing a later date or by attending the Annual Meeting and voting in person. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted in accordance with the recommendation of the Board of Directors of the Company (the “Board of Directors” or the “Board”) on each proposal.

The proxy materials are available over the Internet at the web site address shown on your proxy card. Internet voting and voting by telephone are available 24 hours a day. Please refer to the enclosed proxy card for voting instructions. If you have access to the Internet, we encourage you to vote this way. If you vote over the Internet, please do not return your proxy card. Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing the documents by following the instructions provided if you vote over the Internet. Should you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail next year with voting instructions and the Internet address of those materials.

The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting other than those specified in the notice thereof. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted “FOR” the two nominees for the Board of Directors, “FOR” the ratification of the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2013, “FOR” the reapproval of the material terms of the Company’s Short Term Performance Incentive Plan, “FOR” the approval of the of the Company’s 2013 Long Term Incentive Plan, “FOR” the approval of the material terms of the Company’s 2013 Long Term Incentive Plan, and “FOR” the approval of the Company’s executive compensation.

With respect to proposal 1, Directors will be elected by a majority of the votes cast in an uncontested election. For purposes of electing Directors in uncontested elections, a majority of the votes cast means that the number of shares cast “for” a Director must exceed the number of shares cast “against” that Director. “Abstentions” and “broker non-votes” do not count as votes cast “FOR” or “AGAINST” a Director’s election.

With respect to proposal 2 (ratification of the appointment of the Company’s independent registered public accounting firm), the affirmative vote of the majority of the outstanding shares of common stock of the Company present in person or by proxy entitled to vote at the Annual Meeting is required. Abstentions will count as votes “AGAINST” the proposal.

With respect to proposal 3 (reapproval of the material terms of the Company’s Short Term Performance Incentive Plan), proposal 4 (approval of the Company’s 2013 Long Term Incentive Plan), proposal 5 (approval of the material terms of the Company’s 2013 Long Term Incentive Plan), and proposal 6 (approval, on an advisory basis, of the Company’s executive compensation), the affirmative vote of the majority of the outstanding shares of common stock of the Company present in person or by proxy entitled to vote at the Annual Meeting is required. Abstentions will count as votes “AGAINST” the proposal. Broker non-votes are not counted as voting power present and, therefore, are not counted in the vote.

If you hold shares through an account with a bank or broker, the bank or broker may vote your shares on some matters even if you do not provide voting instructions. Brokerage firms have the authority to vote shares on certain matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. This means that brokers may not vote your shares on items 1, 3, 4, 5 and 6 if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Stockholders of record at the close of business on March 19, 2013 are entitled to vote at the Annual Meeting. On March 19, 2013, the Company had outstanding 57,432,150 shares of common stock, $.01 par value per share. Each outstanding share of common stock is entitled to one vote and there is no cumulative voting. As to each proposal, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering that matter. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

On March 13, 2013, pursuant to an Agreement and Plan of Merger, dated as of July 30, 2012 (the “Merger Agreement”), among Tower Group, Inc. (the “Predecessor Company”), Canopius Holdings Bermuda Limited, Canopius Mergerco, Inc., and Condor 1 Corporation, as amended by Amendment No. 1 to the Merger Agreement, dated as of November 8, 2012 (the Merger Agreement as so amended, the “Amended Merger Agreement”), by and among the parties to the Merger Agreement, the Predecessor Company merged with a wholly-owned subsidiary of Canopius Holdings Bermuda Limited and the shares of common stock of the Predecessor Company were exchanged, in accordance with the terms of the Amended Merger Agreement, for shares of common stock of the Company (the “Merger”). A copy of the Annual Report of the Predecessor Company for the year ended December 31, 2012 is being mailed simultaneously herewith and is electronically available to stockholders on the Internet by logging on to www.proxyvote.com and following the instructions provided.

Cost of Solicitation

The Company is soliciting proxies on its own behalf and will bear the expenses of printing and mailing this proxy statement. The Company will also request persons, firms and corporations holding shares in their own names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

1.	ELECTION OF DIRECTORS

The Board of Directors has nominated the two persons named below to serve as Directors of the Company until their successors have been duly elected and qualified. The Company believes that each nominee named below will be able to serve. However, should any such nominee not be able to serve as a Director, the persons named in the proxies have advised the Company that they will vote for the election of such substitute nominee as the Board of Directors may propose.

Nominees for Director

Directors hold office in accordance with the bye-laws of the Company, which provide for Class I, II and III Directors. The Directors in each class serve three-year terms, with the expiration of terms staggered according to class. Officers are elected by and serve at the discretion of the Board of Directors. The following Directors have terms that expire at the 2013 Annual Meeting and have been nominated to stand for election as Class I Directors with terms expiring in 2016:

Name	Age	Position

Charles A. Bryan	66	Director

Robert S. Smith	54	Director

The names of the nominees, their principal occupation, length of service as Directors of the Company and certain other biographical information are set forth below:

Charles A. Bryan, C.P.A., F.C.A.S., C.P.C.U.

Director

Mr. Bryan currently serves as a Director of the Company. From 2004 until the closing of the Merger in March 2013, he served as a member of the board of directors of the Predecessor Company. He is Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. He has been the President of CAB Consulting, LLC, an insurance consulting firm that has provided general management, merger and acquisition, actuarial and accounting services, since 2001. From 1998 to 2000, Mr. Bryan served as Senior Vice President and Chief Actuary for Nationwide Insurance Group. He has been a partner at Ernst & Young LLP, Chief Executive Officer of Direct Response Corporation and a Senior Vice President of USAA. Mr. Bryan is a Fellow of the Casualty Actuarial Society, a Certified Public Accountant, and a Chartered Property and Casualty Underwriter. Mr. Bryan also serves on the Board of Directors of Safe Auto, Medical Mutual of Ohio and Munich Re America including Munich Re America’s affiliates, Hartford Steam Boiler and American Modern Insurance Group (statutory companies only). Mr. Bryan received an M.B.A. in General Management from Golden Gate University in 1976, an M.S. in Mathematics from Purdue University in 1969 and a B.S. in Mathematics from John Carroll University in 1968.

The Board of Directors believes that Mr. Bryan possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 40 years of relevant actuarial, accounting, and insurance industry-related experience, his years of service on various insurance-related boards of directors, and his extensive knowledge of the Company and its business. In addition, he has a number of relevant professional designations, such as C.P.A., F.C.A.S., and C.P.C.U., which indicate his knowledge of insurance, actuarial and accounting issues.

Robert S. Smith

Director

Mr. Smith currently serves as a Director of the Company. From February 2009 until the closing of the Merger in March 2013, he served as a member of the board of directors of the Predecessor Company. He is Chairman of the Investment Committee and a member of the Compensation Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. Prior to serving as a member of the board of directors of the Predecessor Company, Mr. Smith served as a member of the board of directors of CastlePoint Holdings, Ltd., a company that merged with the Predecessor Company in February 2009. He held that position from January 2006 until February 2009. Mr. Smith is currently a principal of Sherier Capital LLC, a business advisory firm that he founded in 2005, and a Managing Director of National Capital Merchant Banking, LLC, an investment firm that he joined in April 2008. He was previously Chief Operating Officer (from December 1999 to April 2004) and Executive Vice-President (from April 2004 to August 2004) of Friedman, Billings, Ramsey Group, Inc., where he was instrumental in, among other things, growing Friedman, Billings, Ramsey Group, Inc. from a privately-held securities boutique to a nationally recognized investment bank, helping accomplish its 1997 initial public offering, the creation of an affiliated public company, FBR Asset Investment Corporation, and the merger of the two companies in 2003. Before joining Friedman, Billings, Ramsey Group, Inc. as its General Counsel in 1997, Mr. Smith was an attorney with the law firm of McGuireWoods LLP from 1986 to 1996. Mr. Smith currently serves on the Steering Committee of the Washington Performing Arts Society Legacy Society (“WPAS”) and as a member of the WPAS Pension Committee. He is also a director of Precise Systems, Inc., an employee-owned company serving federal Department of Defense customers. Mr. Smith received his LL.B. and Dip L.P. (graduate Diploma in Legal Practice) from Edinburgh University, and his LL.M. from the University of Virginia.

The Board of Directors believes that Mr. Smith possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 20 years of relevant experience including investment experience, service as a senior executive of a public company, experience in the public securities markets, and his corporate legal background.

The Board of Directors recommends a vote “FOR” the election of each of the nominees for Director.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors applies the standards of the NASDAQ Stock Market (“NASDAQ”) in determining whether a Director is “independent.” The NASDAQ rules generally provide that no Director or nominee for Director qualifies as “independent” unless the Board of Directors affirmatively determines that such person has no relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Specifically, the following persons may not be considered independent: (i) a Director or nominee for Director who is, or at any time during the past three years was, employed by the Company or by any subsidiary of the Company; (ii) a Director or nominee for Director who accepts, or has a family member who accepts, any payments from the Company or any subsidiary of the Company in excess of $120,000 during any period of twelve consecutive months within any of the past three fiscal years preceding the determination of independence other than (1) compensation for Board or Board committee service, (2) compensation paid to a family member who is a non-executive employee of the Company or a subsidiary of the Company or (3) benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) a Director or nominee for Director who has a family member who is, or at any time during the past three years was, employed by the Company or any subsidiary of the Company as an executive officer; (iv) a Director or nominee for Director who is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceeded 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is more, other than (1) payments arising solely from investments in the Company’s securities or (2) payments under non-discretionary charitable contribution matching programs; (v) a Director or nominee for Director who is, or has a family member who is, employed as an executive officer of another entity at any time during the past three years where any of the executive officers of the Company serves on the compensation committee of such other entity; and (vi) a Director or nominee for Director who is, or has a family member who is, a current partner of the Company’s independent registered public accounting firm or was a partner or employee of the Company’s independent registered public accounting firm, who worked on the Company’s audit at any time during the past three years.

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that each of the following individuals is an “independent” Director of the Company: Charles A. Bryan, William W. Fox, Jr., William A. Robbie, Steven W. Schuster, Robert S. Smith, Jan R. Van Gorder and Austin P. Young, III. As part of the Board’s process in making such determination, each such Director provided confirmation that (a) all of the above-cited objective criteria for independence are satisfied and (b) each such Director has no other relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Payment of Fees to Independent Directors. In March 2013, the Board of Directors approved a policy providing that independent Directors shall not accept directly or indirectly any consulting, legal, advisory, or other compensatory fee from the Company or any of its subsidiaries, other than fees paid to any such Director in his or her capacity as a member of the Board and its Committees. The policy was initially adopted by the board of directors of the Predecessor Company in July 2006 and was in effect at the time of the Merger.

Offer of Resignation Upon Change of Employment. In March 2013, the Board of Directors approved a policy providing that any Director who changes his or her principal employment submit a letter of resignation to the Board, which shall determine in its discretion whether or not to accept such resignation. The policy was initially adopted by the board of directors of the Predecessor Company in October 2008 and was in effect at the time of the Merger.

Majority Vote Standard in Uncontested Director Elections. In March 2013, the Board of Directors approved a policy providing for a majority voting standard for the election of Directors in uncontested elections. In accordance with the policy, a nominee for Director must receive more votes cast “for” than “against” by stockholders at the annual meeting of stockholders to be elected or re-elected to the Board in an uncontested election of Directors. A Director who does not receive a majority of the votes cast in such an election must submit his or her resignation to the Board of Directors. Within 90 days after such annual meeting, the Board shall determine, acting upon the recommendation of its Corporate Governance and Nominating Committee, whether or not to accept such resignation and shall disclose in a required filing with the United States Securities and Exchange Commission (the “SEC” or the “Commission”) its determination and the rationale and process for such determination. The policy was initially adopted by the board of directors of the Predecessor Company in November 2011 and was in effect at the time of the Merger.

Lead Director. In March 2013, the Corporate Governance and Nominating Committee adopted a policy establishing the position of lead independent Director, with responsibilities that include, among others, presiding at executive sessions of the independent Directors, collaborating with the Chairman and Chief Executive Officer with respect to setting of Board agendas, and communicating with the Chairman and Chief Executive Officer on behalf of the independent Directors, when appropriate, with respect to the views and concerns of the independent Directors and other Board matters. The policy was initially adopted by the corporate governance and nominating committee of the board of directors of the Predecessor Company in November 2012 and was in effect at the time of the Merger.

Independent Directors

The Company’s Board of Directors has determined that seven of its eight members, constituting more than a majority, meet NASDAQ’s standards for independence. See “Director Independence” above. The independent Directors of the board of directors of the Predecessor Company met in executive session at least twice during 2012.

Stock Ownership Guidelines

Stock Ownership Guidelines for Directors. In March 2013, the Board of Directors approved director stock ownership guidelines requiring each of the Company’s independent Directors to own, within five years from the later of April 1, 2009 or the date on which such Director joins the Board and at all times thereafter, common stock of the Company having a minimum market value equal to three times the base annual cash retainer paid to the Directors. All of the Company’s independent Directors are currently in compliance with such director stock ownership guidelines. These guidelines were initially adopted by the board of directors of the Predecessor Company in February 2009 and were in effect at the time of the Merger.

Stock Ownership Guidelines for Chief Executive Officer and Other Named Executive Officers. In March 2013, the Board of Directors approved stock ownership guidelines for the Company’s Chief Executive Officer and other Named Executive Officers requiring each such officer to own, within five years from the later of March 1, 2011 or the date such officer becomes a Named Executive Officer and at all times thereafter, common stock of the Company having a minimum market value equal to (1) with respect to the Chief Executive Officer, five times his or her annual base salary, and (2) with respect to each of the other Named Executive Officers, two times his or her annual base salary. These guidelines were initially adopted by the board of directors of the Predecessor Company in February 2011 and were in effect at the time of the Merger.

Anti-Pledging Policy. In March 2013, the Corporate Governance and Nominating Committee adopted a policy prohibiting the Directors and designated executive officers of the Company from pledging any shares of stock, stock options, stock appreciation rights, restricted stock units or performance shares of the Company arising out of any agreement entered into by a Director or officer following the date of adoption of this policy. This policy was initially adopted by the corporate governance and nominating committee of the Predecessor Company in November 2012 and was in effect at the time of the Merger.

Anti-Hedging Policy. In March 2013, the Corporate Governance and Nominating Committee adopted a policy prohibiting the Directors and designated executive officers of the Company from engaging in hedging, derivative or other speculative transactions in the Company’s securities including, among others, short sales, swaps or collars with respect to the Company’s securities, purchases or sales of put or call options, transactions intended to capitalize on short-term movements in the price of the Company’s securities, and transactions intended to allow an investor to own the

Company’s securities without the full risks and rewards of ownership. This policy was initially adopted by the corporate governance and nominating committee of the Predecessor Company in February 2013 and was in effect at the time of the Merger.

Audit Committee

The Company’s Board of Directors has determined that all members of the Audit Committee meet the standards of independence required of Audit Committee members by applicable NASDAQ and SEC rules and regulations. See “Director Independence” above.

The Board of Directors has determined that: (i) none of the members of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; (ii) all of the members of the Audit Committee are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement; and (iii) Austin P. Young, III, who previously served as an audit partner in the Houston and New York offices of KPMG Peat Marwick until 1986, is an Audit Committee financial expert. In making this last determination, the Board of Directors made a qualitative assessment of Mr. Young’s level of knowledge and experience based on a number of factors, including his formal education, past employment experience in accounting and professional certification in accounting.

The Audit Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at the address appearing on the first page of this proxy statement.

The Company’s independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee meets with management and the Company’s independent registered public accounting firm before the filing of officers’ certifications with the SEC to receive information concerning, among other things, any significant deficiencies in the design or operation of internal control over financial reporting. The Audit Committee has also established procedures to enable confidential and anonymous reporting to the Audit Committee of concerns regarding accounting or auditing matters. The Company conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and all such transactions must be approved by the Audit Committee.

Compensation Committee

The Company’s Board of Directors has determined that all members of the Compensation Committee meet the standards of independence required of Compensation Committee members by applicable NASDAQ and SEC rules and regulations. See “Director Independence” above. Further, each member is a “non-employee Director,” as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended, and an “outside Director” as defined in Treasury Regulations Section 1.162-27, promulgated under the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at the address appearing on the first page of this proxy statement.

Corporate Governance and Nominating Committee

All members of the Corporate Governance and Nominating Committee have been determined to meet NASDAQ’s standards of independence. See “Director Independence” above. The Corporate Governance and Nominating Committee operates under a formal written charter that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at the address appearing on the first page of this proxy statement.

As part of its duties, the Corporate Governance and Nominating Committee develops and recommends to the Board of Directors corporate governance principles. The Corporate Governance and Nominating Committee also identifies and recommends individuals for Board of Directors membership. To be considered for membership on the Board of Directors, a candidate should meet the following criteria, at a minimum: a solid education, extensive business, professional or academic experience, and the requisite reputation, character, skills and judgment, which, in the Corporate Governance and Nominating Committee’s view, have prepared him or her for dealing with the multifaceted financial, business and other issues that confront a Board of Directors of a corporation with the size, complexity, reputation and success of the Company.

The Corporate Governance and Nominating Committee does not have a formal diversity policy with respect to the identification and recommendation of individuals for Board of Directors membership. However, in carrying out this responsibility, the Corporate Governance and Nominating Committee values differences in professional experience, educational background, viewpoint and other individual qualities and attributes that facilitate and enhance the oversight by the Board of Directors of the business and affairs of the Company.

In connection with each of the Company’s annual meetings of stockholders, the Corporate Governance and Nominating Committee will consider candidates for Director recommended by any stockholder who (a) has been a continuous record owner of at least 2% of the Company’s common stock for at least one year prior to submission and (b) provides a written statement that the holder intends to continue ownership of the shares through the stockholders meeting. Such recommendations or other proposals of business to be considered by the stockholders must be made by written notice addressed to the Secretary of the Company no more than 120 days and no fewer than 90 days prior to the anniversary of the date of the previous year’s annual meeting of stockholders and in any event at least 45 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders. Consequently, any such recommendation for Director or other proposal for consideration by the stockholders with respect to the Company’s 2014 annual meeting of stockholders must be made no earlier than January 7, 2014 and no later than February 6, 2014.

Pursuant to the above procedures, once the Corporate Governance and Nominating Committee has identified prospective nominees, background information will be solicited on the candidates, following which they will be investigated, interviewed and evaluated by the Corporate Governance and Nominating Committee, which will then report to the Board of Directors. No distinctions will be made as between internally-recommended candidates and those recommended by stockholders.

All the Director nominees named in this proxy statement meet the Board of Directors’ criteria for membership and were recommended by the Corporate Governance and Nominating Committee for election by stockholders at the Annual Meeting.

All nominees for election at the Annual Meeting are current members of the Board standing for re-election.

Investment Committee

All members of the Investment Committee have been determined to meet NASDAQ’s standards of independence. See “Director Independence” above. The Investment Committee assists the Board in its general oversight of the investments of the Company and the periodic evaluation of the Company’s investment portfolio managers. The Investment Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at the address appearing on the first page of this proxy statement.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that includes provisions ranging from restrictions on gifts to conflicts of interest, portions of which Code are intended to meet the definition of a “code of ethics” under applicable SEC rules. The Code of Business Conduct and Ethics is applicable to all Directors, officers and employees, including the principal executive officer, principal financial officer and persons performing similar functions. Copies of the Code of Business Conduct and Ethics can be obtained free of charge from the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at the address appearing on the first page of this proxy statement.

Communications with the Board of Directors

A stockholder who wishes to communicate with the Board of Directors, or specific individual Directors, may do so by directing a written request addressed to such Directors to the attention of the Company’s Secretary at the address appearing on the first page of this proxy statement, or by e-mail at boardofdirectors@twrgrp.com. All communications directed to members of the Board of Directors will be forwarded to the intended Director(s).

Additional Information Regarding the Board

Board Leadership Structure. The Board of Directors has not separated the positions of Chairman of the Board and Chief Executive Officer of the Company. Both positions are held by Michael H. Lee, who was chairman of the board of directors and chief executive officer of the Predecessor Company at the time of the Merger. The Board believes that this structure serves the Company well, by facilitating communication between the Board and senior management of the Company as well as Board oversight of the Company’s business and affairs.

In view of evolving best practices with respect to Board leadership structure and to enhance the Company’s corporate governance, the Corporate Governance and Nominating Committee established the position of lead independent Director in March 2013, and designated Mr. Van Gorder to serve in that position. The corporate governance and nominating committee of the Predecessor Company initially established the position of lead independent Director in November 2012, and designated Mr. Van Gorder to serve in that position. The responsibilities of the lead independent Director include, among others, presiding at executive sessions of the independent Directors, collaborating with the Chairman and Chief Executive Officer with respect to setting of Board agendas, and communicating with the Chairman and Chief Executive Officer on behalf of the independent Directors, when appropriate, with respect to the views and concerns of the independent Directors and other Board matters.

Board Role in Risk Oversight. The Board of Directors plays a significant role in providing oversight of the Company’s management of risk. Senior management has responsibility for the management of risk and reports to the Board with respect to its ongoing enterprise risk management efforts. Because responsibility for the oversight of elements of the Company’s risk management extends to various committees of the Board, the Board has determined that it, rather than any one of its committees, should retain the primary oversight role for risk management. In exercising its oversight of risk management, the Board has delegated to the Audit Committee primary responsibility for the oversight of risk related to the Company’s financial statements and processes, and has determined that the Company’s internal audit function should report directly to the Audit Committee and on a dotted line basis to the Company’s Senior Vice President, General Counsel and Secretary. The Board has delegated to the Compensation Committee primary responsibility for the oversight of risk related to the Company’s compensation policies and practices. The Board has delegated to the Corporate Governance and Nominating Committee primary responsibility for the oversight of risk related to the Company’s corporate governance practices. The Board has delegated to the Investment Committee primary responsibility for the oversight of risk related to the Company’s investments. Each committee advises the Board with respect to such committee’s particular risk oversight responsibilities.

Meetings. During 2012, the board of directors of the Predecessor Company met 15 times. The standing independent committees of the board of directors of the Predecessor Company consisted of the audit, compensation, corporate governance and nominating, and investment committees. In 2012, each director of the Predecessor Company attended at least 75% of the total number of meetings of the Predecessor Company’s board of directors and any committees on which such director served. All directors were present at the annual meeting of stockholders of the Predecessor Company in 2012.

Board Committees. The audit committee of the Predecessor Company met 10 times in 2012. During 2012, the audit committee of the Predecessor Company consisted of Messrs. Young (Chair), Bryan, Fox and Robbie. The membership of the Audit Committee of the Company is identical to that of the Predecessor Company. Among other duties, the Audit Committee selects the Company’s independent registered public accounting firm; reviews and recommends action by the Board of Directors regarding the Company’s quarterly and annual reports filed with the SEC; discusses the Company’s audited financial statements with management and the Company’s independent registered public accounting firm; and reviews the scope and results of the independent audit and any internal audit.

The compensation committee of the Predecessor Company met 15 times in 2012. During 2012, the compensation committee of the Predecessor Company consisted of Messrs. Bryan (Chair), Schuster, Smith and Van Gorder. The membership of the Compensation Committee of the Company is identical to that of the Predecessor Company. Among other duties, the Compensation Committee evaluates the performance of the Company’s principal officers, reviews and approves the compensation of principal officers, and administers the Company’s various compensation plans.

The corporate governance and nominating committee of the Predecessor Company met four times in 2012. During 2012, the corporate governance and nominating committee of the Predecessor Company consisted of Messrs. Schuster (Chair), Bryan, Fox and Van Gorder. The membership of the Corporate Governance and Nominating Committee of the Company is identical to that of the Predecessor Company. Among other duties, the Corporate Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates for nomination to the Board as well as corporate governance principles applicable to the Company.

The investment committee of the Predecessor Company met four times in 2012. During 2012, the investment committee of the Predecessor Company consisted of Messrs. Smith (Chair), Robbie,

Schuster and Young. The membership of the Investment Committee of the Company is identical to that of the Predecessor Company. Among other duties, the Investment Committee monitors the performance of the Company’s investment portfolio and evaluates the Company’s investment portfolio managers.

While the Company has not adopted a formal policy with regard to attendance by members of the Board of Directors at annual stockholder meetings, it encourages all Directors to attend the Annual Meeting.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has ever been an officer or employee of the Company or of any of its subsidiaries or affiliates. None of the Company’s executive officers served as a director or member of the compensation committee (or other board committee performing similar functions) of any entity of which a member of the Company’s Compensation Committee was an executive officer, nor did any of the Company’s executive officers serve as a member of the compensation committee (or other board committee performing similar functions or, in the absence of such a committee, the entire board of directors) of any entity for which any of the Company’s Directors served as an executive officer.

The Board and Board Committees

The following table shows each of the four current standing committees established by the Board and the members and chairman of each committee:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Investment Committee
Charles A. Bryan*	X	CHAIR	X
William W. Fox, Jr.*	X		X
Michael H. Lee
William A. Robbie*	X			X
Steven W. Schuster*		X	CHAIR	X
Robert S. Smith*		X		CHAIR
Jan R. Van Gorder*		X	X
Austin P. Young, III*	CHAIR			X
Number of meetings in 2012	10	15	4	4

*	Independent Director

Transactions with Related Persons

Board of Directors Related Party Policies

In March 2013, the Board of Directors approved a policy providing that independent Directors shall not accept directly or indirectly any consulting, legal, advisory, or other compensatory fee from the Company or any of its subsidiaries, other than fees paid to any such Director in his or her capacity as a member of the Board of Directors and its committees. This policy was initially adopted by the board of directors of the Predecessor Company in July 2006 and was in effect at the time of the Merger.

In March 2013, the Board of Directors adopted a policy that calls for the prior review and approval by the Audit Committee of any proposed transaction (or series of transactions) between the Company and any related party. Under the policy, full disclosure of all facts and circumstances relating to the proposed transaction must be made to the Audit Committee, which may only approve transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders. Related parties are defined as executive officers, 5% stockholders, Directors, director nominees and any of their immediate family members (as those terms are defined under Item 404 of Regulation S-K). This policy was initially adopted by the board of directors of the Predecessor Company in February 2007 and was in effect at the time of the Merger.

MANAGEMENT — DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth the names, ages and positions of the Company’s Directors and executive officers.

Name	Age	Position
Michael H. Lee(2)	55	Chairman of the Board, President and Chief Executive Officer
Charles A. Bryan(1)	66	Director
William W. Fox, Jr.(3)	71	Director
William A. Robbie(3)	61	Director
Steven W. Schuster(3)	58	Director
Robert S. Smith(1)	54	Director
Jan R. Van Gorder(2)	65	Director
Austin P. Young, III(2)	72	Director
William E. Hitselberger	55	Executive Vice President and Chief Financial Officer
Gary S. Maier	48	Executive Vice President and Chief Underwriting Officer
Salvatore V. Abano	49	Senior Vice President and Chief Information Officer
William F. Dove	46	Senior Vice President, Chief Risk Officer and Chief Actuary
Scott T. Melnik	41	Senior Vice President, Claims
Elliot S. Orol	57	Senior Vice President, General Counsel and Secretary
Christian K. Pechmann	63	Senior Vice President, Marketing
Laurie A. Ranegar	51	Senior Vice President, Operations
Catherine M. Wragg	42	Senior Vice President, Human Resources and Administration

(1)	Denotes Class I Director with term to expire in 2013.

(2)	Denotes Class II Director with term to expire in 2015.

(3)	Denotes Class III Director with term to expire in 2014.

Set forth below is certain biographical information for each of the Company’s Directors and executive officers (other than Messrs. Bryan and Smith, for whom such information is provided above under “Election of Directors — Nominees for Director”):

Michael H. Lee

Chairman of the Board, President and Chief Executive Officer

Mr. Lee currently serves as Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Prior to the closing of the Merger in March 2013, Mr. Lee had served as Chairman of the Predecessor Company’s board, and President and Chief Executive Officer of the Predecessor Company since its formation in 1995. Before founding the Predecessor Company’s first insurance subsidiary, Tower Insurance Company of New York, in 1990, Mr. Lee was an attorney in private practice specializing in advising entrepreneurs on the acquisition, sale and formation of businesses in various industries. Mr. Lee received a B.A. in Economics from Rutgers University in 1980 and a J.D. from Boston College Law School in 1983. He is admitted to practice law in New York and New Jersey. Mr. Lee has worked in the insurance industry for over 20 years with experience in insurance, finance, underwriting, sales and marketing, claims management and administration and law. Mr. Lee also served as Chairman, President and Chief Executive Officer of CastlePoint Holdings, Ltd. from its formation in 2006 until its merger into the Predecessor Company in February 2009.

The Board of Directors believes that Mr. Lee possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 20 years of experience in all aspects of insurance, finance, mergers and acquisitions and the formation of various businesses, his having provided leadership and strategic direction to the Company as its Chairman, President, and Chief Executive Officer, and to the Predecessor Company as its founder, Chairman, President, and Chief Executive Officer since 1995, as well as his unparalleled knowledge of the Company and its business.

William W. Fox, Jr.

Director

Mr. Fox currently serves as a Director of the Company. From April 2006 until the closing of the Merger in March 2013, he served as a member of the board of directors of the Predecessor Company. He is a member of the Audit Committee and the Corporate Governance and Nominating Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. He has over 40 years experience in the insurance and reinsurance industry. Mr. Fox was employed by Balis & Co., Inc. and its successor, the Guy Carpenter reinsurance brokerage division of Marsh & McLennan Companies, from 1962 through 1988, and again from 1992 through 1999. Mr. Fox had a number of positions at Balis & Co., Inc., and Guy Carpenter, including President of Balis from 1985 through 1988 and again from 1992 through 1999. Mr. Fox also served as a member of Guy Carpenter’s Executive Committee and Board of Directors, and as a Managing Director of J&H, Marsh & McLennan. Between 1992 and 1999, Mr. Fox was also the Chief Executive Officer of Excess Reinsurance Company. In 1988, Mr. Fox founded PW Reinsurance Management Company, as a joint venture with Providence Washington Insurance Company (“PW Group”) to underwrite reinsurance on behalf of PW Group. Mr. Fox was a Senior Vice President of PW Group from 1988 to 1989 and was responsible for selecting and overseeing reinsurance intermediaries. In 1989, the Baloise Insurance Group acquired Providence and appointed Mr. Fox President of the PW Group. Mr. Fox has served on several insurance-related boards of directors and is currently the Chairman of the Board of MII Management Group, the Attorney-in-Fact for MutualAid Exchange. Mr. Fox is a member of the CPCU Society and holds a Pennsylvania Property and Casualty License.

The Board of Directors believes that Mr. Fox possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 40 years of relevant industry-related experience in the fields of insurance and reinsurance, his years of service on various insurance-related boards of directors, and his extensive knowledge of the Company and its business.

William A. Robbie, C.P.A.

Director

Mr. Robbie currently serves as a Director of the Company. From February 2009 until the closing of the Merger in March 2013, he served as a member of the board of directors of the Predecessor Company. He is a member of the Audit Committee and the Investment Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. Prior to serving as a member of the board of directors of the Predecessor Company, Mr. Robbie served as a member of the board of directors of CastlePoint Holdings, Ltd., a company that merged with the Predecessor Company in February 2009. He held that position from January 2006 until February 2009. From 2004 through 2009, he provided financial and corporate governance advisory services to the insurance industry through his own consulting firm. Mr. Robbie was Chief Financial Officer of Platinum Underwriters Reinsurance Ltd., a property and casualty reinsurance company in Bermuda, from 2002 to 2004 with responsibility for that company’s finance, claims and IT functions. He was the lead financial team member in the initial public offering of Platinum Underwriters Reinsurance Ltd., which became a separate public company from St. Paul Reinsurance, Inc. where he held the same position from August 2002 to November 2002. From 1997 to 2002, Mr. Robbie held various positions at XL Capital Ltd., a Bermuda-based insurance, reinsurance and financial risk company, and its subsidiaries, including Executive Vice President of Global Services, Senior Vice President and Corporate Treasurer, and Chief Financial and Administrative Officer of XL Re, Ltd., with responsibility for that company’s finance, claims, IT, human resources, business processing and administration functions. Prior to that, he held a variety of senior positions in the insurance industry, including roles as Chief Financial Officer of Prudential AARP Operations, Chief Accounting Officer at Continental Insurance Companies, Treasurer of Monarch Life Insurance Company and various positions at Aetna Life and Casualty Company. From 2005 to 2008, Mr. Robbie was a director and chairman of the Audit Committee of American Safety Insurance Company, Ltd. Mr. Robbie is a Certified Public Accountant. Mr. Robbie received his B.A. from St. Michael’s College and his Master of Accounting and M.B.A. from Northeastern University.

The Board of Directors believes that Mr. Robbie possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 30 years of relevant industry-related experience in finance, including serving as Chief Financial Officer of insurance and reinsurance companies, and his extensive background in accounting and business administration.

Steven W. Schuster

Director

Mr. Schuster currently serves as a Director of the Company. From 1997 until the closing of the Merger in 2013, he served as a member of the board of directors of the Predecessor Company. He is Chairman of the Corporate Governance and Nominating Committee and a member of both the Compensation Committee and the Investment Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. Mr. Schuster has been engaged in the practice of corporate law for over 30 years and is co-chair of McLaughlin & Stern LLP’s corporate and securities department, where he has been a partner since 1995. Mr. Schuster received his B.A. from Harvard University in 1976 and his J.D. from New York University in 1980.

The Board of Directors believes that Mr. Schuster possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 30 years of relevant corporate and securities legal and transactional experience and his extensive knowledge of the Company and its business.

Jan R. Van Gorder

Director

Mr. Van Gorder currently serves as a Director of the Company. From February 2009 until the closing of the Merger in March 2013, he served as a member of the board of directors of the Predecessor Company. He is the lead independent Director of the Board of Directors and a member of both its Compensation Committee and Corporate Governance and Nominating Committee, positions he also held while serving as a member of the board of directors of the Predecessor Company. Prior to serving as a member of the board of directors of the Predecessor Company, Mr. Van Gorder served as a member of the board of directors of CastlePoint Holdings, Ltd., a company that merged with the Predecessor Company in February 2009. He held that position from March 2007 to February 2009. Mr. Van Gorder was employed by Erie Insurance Group from November 1981 through December

2006. He held a variety of positions at that company, including Acting Chief Executive Officer from January 2002 to May 2002 and his most recent position as Senior Executive Vice-President, Secretary and General Counsel from December 1990 through December 2006. He served as a consultant and acting Secretary and General Counsel at Erie Insurance Group during the period January 1, 2007 through May 12, 2007. Mr. Van Gorder served as a member of the board of directors of Erie Indemnity Company, Erie, Pennsylvania, from 1990 to 2004. Mr. Van Gorder has also served as a Director and Chairman of the Insurance Federation of Pennsylvania. Mr. Van Gorder received a B.A. in International Relations from the University of Pennsylvania in 1970 and a J.D. from Temple University School of Law in 1975.

The Board of Directors believes that Mr. Van Gorder possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 30 years of relevant insurance industry-related legal and business experience, including serving as General Counsel of a public insurance company, and his years of service on various insurance-related boards of directors.

Austin P. Young, III, C.P.A.

Director

Mr. Young currently serves as a Director of the Company. From 2004 until the closing of the Merger in March 2013, he served as a member of the board of directors of the Predecessor Company. He is Chairman of the Audit Committee and a member of the Investment Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. He also serves as a Director and the Chairman of the Audit Committee of Insperity, Inc. and Amerisafe, Inc. Previously, he served as Senior Vice President, Chief Financial Officer and Treasurer of CellStar Corporation from 1999 to December 2001, when he retired. Before joining CellStar Corporation, he served as Executive Vice President — Finance and Administration of Metamor Worldwide, Inc. from 1996 to 1999. Mr. Young also held the position of Senior Vice President and Chief Financial Officer of American General Corporation for over eight years. He was a partner in the Houston and New York offices of KPMG Peat Marwick where his career spanned 22 years before joining American General Corporation. He holds an accounting degree from the University of Texas and is also a member of the Houston, Texas, and New York State Chapters of Certified Public Accountants, the American Institute of Certified Public Accountants and Financial Executives International.

The Board of Directors believes that Mr. Young possesses the experience, qualifications, attributes, and skills necessary to serve on its Board of Directors because of his more than 50 years of relevant experience in the financial and accounting fields, his years of service on various boards of directors and audit committees, and his extensive knowledge of the Company and its business.

William E. Hitselberger

Executive Vice President and Chief Financial Officer

Mr. Hitselberger currently serves as Executive Vice President and the Chief Financial Officer of the Company. Prior to the closing of the Merger in March 2013, Mr. Hitselberger served as Executive Vice President and Chief Financial Officer of the Predecessor Company. Initially, he joined the Predecessor Company in December 2009 as Senior Vice President and became Chief Financial Officer in March 2010 and Executive Vice President in May 2012. Before joining the Predecessor Company, Mr. Hitselberger served as Executive Vice President and Chief Financial Officer of PMA Capital Corporation from April 2004 to November 2009 and as Senior Vice President, Chief Financial Officer and Treasurer from June 2002 to March 2004. Prior to this, he served as Vice President of The PMA Insurance Group from 1996 to 2002. Mr. Hitselberger is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Hitselberger graduated from the University of Pennsylvania, where he received a B.S. in Economics in 1980.

Gary S. Maier

Executive Vice President and Chief Underwriting Officer

Mr. Maier currently serves as Executive Vice President and the Chief Underwriting Officer of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. Prior to the closing of the Merger in March 2013, Mr. Maier served as Executive Vice President and Chief Underwriting Officer of the Predecessor Company. Initially, he joined the Predecessor Company in June 2005 as Senior Vice President and Chief Underwriting Officer and became Executive Vice President in May 2012. Before joining the Predecessor Company, Mr. Maier served from April 2002 to September 2004 as Senior Vice President and Chief Underwriting Officer of OneBeacon Insurance Group in New York. In his role at OneBeacon Insurance Group, Mr. Maier managed the New York and New Jersey territories. From February 1987 to March 2002, Mr. Maier served in a variety of positions at Chubb Insurance Group, including most recently as Senior Vice President and Chief Underwriting Officer of Commercial Lines for Chubb Insurance Group’s Mid-Atlantic Region, where he managed a $400 million middle-market commercial portfolio in seven states with six field offices and a regional small commercial underwriting center. Mr. Maier graduated from the University of Mount Union with a B.S. in Mathematics and Computing.

Salvatore V. Abano

Senior Vice President and Chief Information Officer

Mr. Abano currently serves as Senior Vice President and Chief Information Officer of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. From June 2008 until the closing of the Merger in March 2013, Mr. Abano served as Senior Vice President and Chief Information Officer of the Predecessor Company. From 2006 to 2008, Mr. Abano served as Vice President of Technology, Systems Development and Infrastructure for QBE the Americas. From 2004 to 2006, Mr. Abano was the Chief Technology Officer in the United States Army, under Operation Iraqi Freedom III, for the central region of Iraq. He was awarded the Bronze Star, Combat Action Badge, and other prestigious awards during his military reserves deployment. Mr. Abano is now a retired field grade officer from the military reserves with 26 years of service. Prior to his overseas deployment, Mr. Abano held the position of Vice President and CIO for Kemper Insurance Companies Northeast Region from 1999-2004, and was Assistant Vice President of Technology and Strategic Software Development for Munich Re America (formerly American Reinsurance Corporation) from 1993-1999. Mr. Abano has held various positions within the insurance and financial services industry, including with American International Group. Mr. Abano received an M.B.A. in Business Management and Technology from Regis University in 2003, and is a graduate of Brooklyn College, The City University of New York, where he received a B.S. in Computer and Information Science in 1986.

William F. Dove

Senior Vice President, Chief Risk Officer and Chief Actuary

Mr. Dove currently serves as Senior Vice President, Chief Risk Officer and Chief Actuary of the Company. Prior to the closing of the Merger in March 2013, Mr. Dove served as Senior Vice President, Chief Risk Officer and Chief Actuary of the Predecessor Company. He joined the Predecessor Company in October 2011 as Senior Vice President and Chief Risk Officer and became Chief Actuary in January 2012. Before joining the Predecessor Company, Mr. Dove served in a series of roles with various subsidiaries of ACE Limited since 2003, most recently as Chief Operating Officer and Chief Actuary of Brandywine Group Holdings since 2007. Prior to that, he served as Chief Technical Officer of ACE Risk Management from 2006 to 2007 and as President of ACE Financial Solutions from 2004 to 2006. From 1995 to 2003, he served as Senior Vice President and Chief Pricing Actuary for Centre Insurance Company. From 1991 to 1995 he served as Assistant Vice President for Continental Insurance Company. He currently serves on the Audit & Compliance Committee of the Princeton Family YMCA and the Citizens’ Financial Advisory Committee for Princeton, NJ. He is a

Fellow of the Casualty Actuarial Society, an Associate of the Society of Actuaries, a member of the American Academy of Actuaries and a Chartered Enterprise Risk Analyst. He holds a B.A. in Mathematics from Haverford College in Haverford, PA.

Scott T. Melnik

Senior Vice President, Claims

Mr. Melnik currently serves as Senior Vice President of Claims of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. From June 2008 until the closing of the Merger in March 2013, Mr. Melnik served as Senior Vice President, Claims of the Predecessor Company. Initially, he joined the Predecessor Company in March 1999 as a Claims Manager and throughout his more than thirteen years with the Predecessor Company served in a number of other management positions within the Claims Division. Over the last 20 years in the insurance industry, Mr. Melnik has been involved in the technical claim handling and management of various types of property and casualty insurance claims, both personal and commercial lines. Before joining the Predecessor Company, Mr. Melnik held management positions in the Risk Management division of CNA Insurance Companies. From 1991 to 1994, he held positions at the self-insured and reciprocal management firm Wright Risk Management.

Elliot S. Orol

Senior Vice President, General Counsel and Secretary

Mr. Orol currently serves as Senior Vice President, General Counsel and Secretary of the Company. Prior to the closing of the Merger in March 2013, Mr. Orol had served as Senior Vice President, General Counsel and Secretary of the Predecessor Company since December 2008. Before joining Predecessor Company, Mr. Orol served until November 2008 at The Navigators Group, Inc. as Chief Compliance Officer from November 2004, Senior Vice President and General Counsel from May 2005, and Secretary from May 2006. Prior to joining Navigators, Mr. Orol was in private legal practice and, from 2002 to 2003, served as Managing Director and General Counsel of Gerling Global Financial Products, Inc. From 1999 through 2001, he was a partner with the law firm of Cozen O’Connor. He served from 1996-1999 as Vice President, General Counsel and Secretary of the GRE Insurance Group, and from 1987-1996 as Vice President of The Continental Insurance Company. Mr. Orol received a B.S. in Mathematics from the State University of New York at Binghamton, a J.D. from the University of Chicago Law School and an M.B.A. from the University of Chicago Graduate School of Business.

Christian K. Pechmann

Senior Vice President, Marketing

Mr. Pechmann currently serves as Senior Vice President, Marketing of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. Prior to the closing of the Merger in March 2013, Mr. Pechmann had served as Senior Vice President, Marketing of the Predecessor Company since September 2003. Before joining the Predecessor Company, Mr. Pechmann was employed in various profit center and underwriting management roles at Kemper Insurance Companies. His last position with that company was as Northeast Region President, responsible for the regional branch offices. A 1971 graduate of Hartwick College, Mr. Pechmann received a B.A. in English.

Laurie A. Ranegar

Senior Vice President, Operations

Ms. Ranegar currently serves as Senior Vice President of Operations of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. She is responsible for service delivery, billing and collections, premium audit, statistical reporting and technology user acceptance testing. Prior to the closing of the Merger in March 2013, Ms. Ranegar had served as Senior Vice President of Operations of the Predecessor Company since October 2003. She has 29 years of insurance industry experience with extensive experience in off-shoring back office processes. Before joining the Predecessor Company, she was Regional Operations Director of the Northeast for Kemper Insurance. Before joining Kemper, Ms. Ranegar held management positions at Highlands Insurance Group, Inc. from 1996 until 2002, where she held the positions of Vice President, Claim Field Operations, and Vice President, Underwriting and Operations, responsible for a commercial small business service center. She began her insurance career with Aetna Life and Casualty and is a graduate of the University of Pittsburgh with a B.A. in Economics.

Catherine M. Wragg

Senior Vice President, Human Resources and Administration

Ms. Wragg currently serves as Senior Vice President, Human Resources and Administration of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. Prior to the closing of the Merger in March 2013, Ms. Wragg had served as Senior Vice President, Human Resources and Administration of the Predecessor Company since May 2011. Initially, she joined the Predecessor Company in December 1995 and was promoted to Managing Vice President in January 2008. Ms. Wragg is currently responsible for all aspects of employee relations, recruiting, benefits, compensation, real estate, general office administration and related expenses. Before joining Predecessor Company, Ms. Wragg was responsible for the oversight of the payroll and benefits function with the firm Bachner, Tally, Polevoy and Misher LLP from 1993 through 1995. Ms. Wragg studied English at Northern Arizona University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 19, 2013 by: (i) each person known to the Company to own beneficially more than 5% of the outstanding common stock; (ii) each of the Company’s Directors and persons referred to in the Summary Compensation Table; and (iii) all of the Directors and executive officers as a group. As used in this table, “beneficially owned” means the sole or shared power to vote or dispose of, or to direct the voting or disposition of, the shares, or the right to acquire such power within 60 days after March 19, 2013 with respect to any shares.

Name(1)	Shares Beneficially Owned(2)	Percent Beneficially Owned
Michael H. Lee(3)	4,369,467	7.5%
Columbia Wanger Asset Management LLC(4)	4,086,731	7.1%
BlackRock Inc.(5)	3,067,657	5.3%
Charles A. Bryan	25,157	*
William F. Dove	31,369	*
William W. Fox, Jr.	15,660	*
William E. Hitselberger	46,227	*
Gary S. Maier	80,405	*
Elliot S. Orol	39,421	*
William A. Robbie	35,662	*
Steven W. Schuster	13,259	*
Robert S. Smith	31,821	*
Jan R. Van Gorder	18,978	*
Austin P. Young, III	21,073	*
Total Directors and Executive Officers	4,809,116	8.3%

*	Less than 1%

(1)

Each named stockholder’s business address is 120 Broadway, New York, New York 10271, with the exceptions of: Columbia Wanger Asset Management LLC the business address of which is 227 West Monroe Street, Suite 3000, Chicago, IL 60606; and BlackRock Inc., the business address of which is 40 East 52nd Street, New York, NY 10022.

(2)

To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, unless otherwise noted in the footnotes to this table.

(3)

Includes 608,505 shares issuable upon the exercise of stock options held by Mr. Lee. Pursuant to a loan agreement dated as of September 28, 2007 between Citigroup Global Markets Inc. and Mr. Lee, Mr. Lee pledged, in 2007, 2,862,735 shares. He has pledged no additional shares since 2007 and has advised the Company of his intention to gradually reduce the number of shares so pledged. As described under “Corporate Governance – Stock Ownership Guidelines” above, the Company adopted in March 2013 a prospective anti-pledging policy with respect to shares of the Company’s stock. The Predecessor Company had adopted such anti-pledging policy with respect to shares of its stock in November 2012, and such policy was in effect at the time of the Merger.

(4)	Based solely on the Schedule 13G filing made by Columbia Wanger Asset Management LLC on February 14, 2013, adjusted to reflect the closing of the Merger on March 13, 2013.

(5)	Based solely on the Schedule 13G/A filing made by BlackRock Inc. on February 8, 2013, adjusted to reflect the closing of the Merger on March 13, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and Directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms received by the Predecessor Company with respect to fiscal year 2012 or written representations from certain reporting persons during the year ended December 31, 2012, all Section 16(a) filing requirements applicable to the Directors, officers and greater than 10% stockholders were complied with by such persons, except that one report covering one transaction was filed late by Mr. Robbie and four reports covering four transactions were filed late by Mr. Young.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis is intended to provide stockholders with a detailed description of the Company’s executive compensation philosophy, program and objectives, the compensation decisions made by the Compensation Committee for 2012, and the factors considered in making those decisions. The Predecessor Company’s compensation committee, which existed until the closing of the Merger, and the Company’s Compensation Committee, which was established immediately following the closing of the Merger and consists of the same members, are together referred to, unless otherwise noted, as the “Compensation Committee” or the “Committee.” This Compensation Discussion and Analysis focuses on the 2012 compensation of our Named Executive Officers (“NEOs”), who are:

Name	Title
Michael H. Lee	Chairman of the Board, President and Chief Executive Officer
William E. Hitselberger	Executive Vice President and Chief Financial Officer
Gary S. Maier	Executive Vice President and Chief Underwriting Officer
William F. Dove	Senior Vice President, Chief Risk Officer and Chief Actuary
Elliot S. Orol	Senior Vice President, General Counsel and Secretary.

2012 Say-on-Pay Results and What the Compensation Committee and Management Are Doing in Response

At the 2012 annual meeting of stockholders of the Predecessor Company, 29.6% of the shares present in person or by proxy were cast in a nonbinding advisory say-on-pay vote in support of the Predecessor Company’s executive compensation program and policies. The Compensation Committee and the Company’s senior management have considered extensively these results and have taken several significant steps to address stockholder concerns.

Stockholder Communications

During the past year, our Chairman, President and Chief Executive Officer, Michael H. Lee, and our Executive Vice President and Chief Financial Officer, William E. Hitselberger, talked with many of the Company’s largest stockholders to better understand and address their executive compensation concerns.

Further, members of the Compensation Committee and our Senior Vice President, General Counsel and Secretary, Elliot S. Orol, met with each of the two leading proxy advisory firms and certain large stockholders to review their executive compensation concerns and the substantial modifications to the Company’s executive compensation program that the Committee is making to address those concerns. The table below summarizes the modifications the Committee is making to the Company’s executive compensation program:

Stockholder Concern	Our Response
No performance-based long term incentive equity awards

We have adopted, subject to stockholder approval, a new 2013 Long Term Incentive Plan with awards for NEOs based 75% upon two financial performance metrics, relative total shareholder return (50%) and return on tangible equity (25%), each measured over a three-year performance period and vesting at the end of such three-year period.

Total shareholder return will be measured relative to a selected peer group. Return on tangible equity will be measured against pre-established levels determined with reference to the operating return on equity for the selected peer group for the prior three-year period.

Performance-based award payouts will range from no award if threshold performance is not met, to above-target awards for superior performance.

Dividends on unvested stock	We have eliminated the payment of dividends on unvested stock and restricted stock units (“RSUs”) issued under the new 2013 Long Term Incentive Plan. Dividends will instead be credited to holders of unvested stock and RSUs, and will be paid only if and when the restricted stock or RSUs vest; otherwise, dividends will be forfeited.
CEO SERP benefit	The CEO’s SERP benefit has been substantially reduced and is now calculated using the same percentage of annual cash compensation used for other SERP participants.
Stock pledging	The Company has adopted an anti-pledging policy.
Stock hedging	The Company has adopted an anti-hedging policy.
Tax gross-ups	Tax gross-ups have been eliminated from the employment agreements of the CEO and all other NEOs, and will not be included in any new employment agreements.
Change in Control provision	The new 2013 Long Term Incentive Plan requires a double trigger — both a change in control and termination of employment within two years of the change in control — for the acceleration of unvested equity awards in the event of a change in control.
Internal pay equity	The CEO’s maximum bonus opportunity has been reduced to 200% of target under the 2013 Long Term Incentive Plan from 300% of target under the prior plan, to reflect current market practice and enhance internal pay equity.
Peer group	Our Compensation Committee, assisted by our outside compensation consultant, extensively reviewed during 2012 potential peers and selected only those that have a close business model alignment. Each peer company generally has annual gross written premium of between 50% and 200% of the Company’s annual gross written premium.
No clawback provision	The 2013 Long Term Incentive Plan provides for clawbacks. We will implement a clawback policy as soon as the SEC issues applicable final rules.
No independent chair or lead director	We have appointed a lead director with defined responsibilities.

Performance-Driven Long Term Incentive Plan

The Compensation Committee adopted, subject to stockholder approval, the new Tower Group International, Ltd. 2013 Long Term Incentive Plan (the “2013 Long Term Incentive Plan” or “2013 LTIP”). The 2013 LTIP replaces the existing Tower Group, Inc. 2004 Long Term Equity Compensation Plan (as amended and restated, effective May 15, 2008, the “2008 Long Term Equity Compensation Plan” or “2008 LTEP”). Equity awards granted to the NEOs and a limited number of other designated senior officers under the 2013 LTIP will be based primarily upon the performance of the Company on two financial performance metrics, each measured over a three-year performance period:

•	relative total shareholder return; and

•	return on tangible equity.

The equity award for each of the NEOs and other designated senior officers will be calculated as follows:

(1)	50% of such equity award will be based on total shareholder return for the Company relative to that of its peers over the immediately preceding three-year period and will vest at the end of such three-year period,

(2)	25% of such equity award will be based on return on tangible equity over such three-year period and will vest at the end of such three-year period, and

(3)	25% of such equity award will be based on such plan participant’s target bonus opportunity and will vest concurrently with the performance component of such award.

The Compensation Committee believes this design is highly performance-oriented, is fully aligned with stockholder interests and conforms to current best practices. The Committee further believes this design appropriately reflects the objectives of recruiting and retaining the services of highly qualified executives.

For a full description of the 2013 LTIP, please see “Approval of the Company’s 2013 Long Term Incentive Plan” below. The Company is seeking stockholder approval of the 2013 LTIP at the Annual Meeting. Upon receipt of such approval, no further equity awards will be made under the 2008 Long Term Equity Compensation Plan.

Performance-Driven Short Term Performance Incentive Plan

The Tower Group International, Ltd. Short Term Performance Incentive Plan (the “Short Term Incentive Plan” or “STIP”) provides for the payment of annual bonus awards to the CEO based upon four annual financial performance metrics. Annual bonus awards to the other NEOs are based on the subjective assessments of the CEO and the Committee, as well as the Company’s performance on these four financial performance metrics. These performance metrics are gross written premium (including produced written premium), operating return on equity, growth in diluted book value per share and combined ratio. Combined ratio is a standard property and casualty insurance industry measure of profitability and also serves as a risk management tool by discouraging the Company’s management from writing unprofitable business. The CEO must meet target performance on these four rigorous financial goals to earn a target award. Performance below the threshold level for any metric results in an award component of zero for that metric. The Compensation Committee is confident that this design supports the plan’s pay-for-performance design, is aligned with best practices, and does not create material risk for the Company.

For a full description of the Short Term Incentive Plan and the performance metrics used in connection with it, please see “Elements of Compensation — Annual Bonuses” below.

Supplemental Table of Annual Total Direct Compensation

The Supplemental Table of Annual Total Direct Compensation below illustrates the Compensation Committee’s perspective with respect to NEO total direct compensation for the 2010, 2011 and 2012 performance years. As discussed in more detail below, we believe that the supplemental table more clearly reflects our pay-for-performance philosophy and the compensation decisions the Compensation Committee made for each performance year shown.

Total direct compensation for each such year is equal to the sum of:

•	base salary;

•	the annual cash bonus for such performance year under the STIP; and

•	the equity award for such performance year under the LTEP.

For example, for 2011, total direct compensation for each NEO was equal to the sum of:

•	2011 base salary,

•	the annual cash bonus award paid to him in the first quarter of 2012 for 2011 performance, and

•

the equity award granted in the first quarter of 2012 for 2011 performance (which would appear in the Summary Compensation Table as 2012 compensation rather than 2011 compensation because of the grant date, as required by applicable SEC rules). As discussed in footnote 1 to the table below, no equity awards were made to NEOs in the first quarter of 2013 for 2012 performance.

This approach matches each compensation award with the performance period for which the award was earned, rather than the period in which the award was made. In the Summary Compensation Table, on the other hand, the calculation of total direct compensation for 2011 includes the grant date fair value of equity awards made in the first quarter of 2011 for 2010 performance, as required by applicable SEC rules.

The table below is in addition to and is not intended to be a substitute for the Summary Compensation Table. It is intended to reflect the annual executive compensation awards actually made based on the Company’s performance in each of the past three years as considered by the Compensation Committee. We believe it is important to recognize this distinction. Our long-term incentive awards are based on actual performance in the prior year. The table below demonstrates that, when calculating pay on this basis, there is a clear pay-for-performance relationship under our current plans. We believe the adoption of the 2013 LTIP to replace the existing long term equity plan will further strengthen this pay-for-performance relationship.

The table below also excludes items that are required to appear as “Other Compensation” in the Summary Compensation Table. These include contributions to pension plans (which for 2012 were 5% of cash compensation), dividends on restricted stock (which under the 2013 LTIP will no longer be paid currently but will be credited and paid only if and when the RSUs vest), and, for Mr. Lee, our Chairman and Chief Executive Officer, a one-time equity award of $900,000 pursuant to his new employment agreement that vests over five years from the grant date.

Supplemental Table of Annual Total Direct Compensation
	Total Direct Compensation				Percentage change from 2010-2011	Percentage change from 2011-2012	Percentage change from 2010-2012
Named Executive Officer	2010	2011	2012
Michael H. Lee
Base salary	$900,000	$900,000	$900,000		0.0%	0.0%	0.0%
STIP award	$1,660,838	$622,170	$225,000		(62.5%)	(63.8%)	(86.5%)
LTEP award	$1,660,838	$625,590	$—	(1)(2)	(62.3%)	(100%)	(100%)
Total	$4,221,676	$2,147,760	$1,125,000		(49.1%)	(47.6%)	(73.4%)

William E. Hitselberger
Base salary	$450,000	$450,000	$506,253		0.0%	12.5%	12.5%
STIP award	$420,469	$194,513	$84,094		(53.7%)	(56.8%)	(80.0%)
LTEP award	$365,625	$248,625	$—	(1)	(32.0%)	(100%)	(100%)
Total	$1,236,094	$893,138	$590,347		(27.7%)	(33.9%)	(52.2%)

Gary S. Maier
Base salary	$377,167	$385,000	$407,461		2.1%	5.8%	8.0%
STIP award	$265,650	$166,416	$66,942		(37.4%)	(59.8%)	(74.8%)
LTEP award	$231,000	$212,713	$—	(1)	(7.9%)	(100%)	(100%)
Total	$873,817	$764,129	$474,403		(12.6%)	(37.9%)	(45.7%)

William F. Dove
Base salary	—	$84,102	$410,000		—	— (3)	— (3)
STIP award	—	$246,000	$123,000		—	(50.0%)	— (3)
LTEP award	—	$246,000	$—	(1)	—	(100%)	— (3)
Total	—	$576,102	$533,000			(7.5%)	— (3)

Elliot S. Orol
Base salary	$337,500	$340,000	$368,336		0.7%	8.3%	9.1%
STIP award	$195,500	$135,660	$112,200		(30.6%)	(17.3%)	(42.6%)
LTEP award	$170,000	$173,400	$—	(1)	2.0%	(100%)	(100%)
Total	$703,000	$649,060	$480,536		(7.7%)	(26.0%)	(31.6%)

(1)

Although the Compensation Committee has historically made equity awards to the NEOs within the first quarter of each year based upon performance during the preceding year, the Committee determined not to make equity awards to any of the NEOs in the first quarter of 2013 for 2012 performance. The Committee may, but is not obligated to, make equity awards later in 2013 to any or all of the NEOs for 2012 performance. However, the Committee does not expect to make any such awards for at least six months following the closing of the Merger in March 2013, to provide the Committee with an opportunity to assess the results of the Merger, including the organizational structure of and the role of each NEO in the Company following the Merger. None of the NEOs currently has any right or is otherwise entitled to receive any equity award for 2012 performance.

(2)

This table does not include a $900,000 equity grant made to Mr. Lee on March 1, 2012, which grant vests in equal annual installments over five years from the date of grant and was made in consideration for Mr. Lee’s agreement, pursuant to the new employment agreement entered into by the Company and Mr. Lee on February 27, 2012, (1) to forego the retirement benefits to which he would otherwise have been entitled under his prior employment agreement, (2) to accept the strengthened noncompetition provisions in his new employment agreement, and (3) to continue to serve as CEO for an additional five-year term. For more information about this equity grant and the consideration for the grant, please see “Summary of Key Agreements — Chief Executive Officer Employment Agreement” below.

(3)	Mr. Dove joined the Company in October 2011, and his first full year of employment with the Company was 2012.

Relationship Between Company Performance and CEO Compensation

Based upon the Company’s performance on its four financial performance metrics – gross written premium (including produced written premium), operating return on equity, growth in diluted book value per share and combined ratio — during 2010, 2011 and 2012, the Compensation Committee awarded to the Company’s CEO annual compensation as set forth in the first chart below (which reflects the information in the Supplemental Table of Annual Total Direct Compensation above). In addition, as shown in the second chart below, while the CEO’s annual compensation decreased by 73% from 2010 to 2012, total shareholder return (“TSR”) to the Company’s stockholders decreased by 26% during such period.

2010 – 2012 CEO Compensation ($000)

(1)	For 2012, as noted in footnote (1) to the Supplemental Table of Annual Total Direct Compensation above, total direct compensation reflects only base salary and the bonus awarded under the STIP.

2010 – 2012 Change in CEO Compensation and TSR

2012 Pay Mix at Target

As described under “Supplemental Table of Annual Total Direct Compensation” above, annual total direct compensation for the CEO and each other NEO under the Company’s executive compensation program comprises his base salary, annual cash bonus granted under the STIP and equity award granted under the 2008 LTEP for such year.

We believe that the target pay mix for each of our NEOs is appropriate for our Company as it strikes a balance between salary and variable compensation arrangements, is competitive with the Company’s peer group and is consistent with the Company’s compensation policies for employees in general. Actual base salary for each NEO reflects his role and responsibilities in the Company, his experience and his individual performance. The annual bonus award and long term incentive award for each NEO reflect, in addition to his role, responsibilities, experience and individual performance, the performance of the Company.

For 2012, the pay mix at target for the CEO, and the average pay mix at target for the other NEOs, is displayed below.

As the charts above indicate, at target performance levels on the Company’s four financial performance metrics for 2012, 66.6% of annual compensation for the CEO and 56% of annual compensation for the other NEOs is variable.

Executive Compensation and Corporate Governance Policy Highlights

The Company is committed to maintaining best practices with respect to executive compensation practices and corporate governance standards, and has adopted the policies and practices, among others, set forth in the chart below.

Compensation or Governance Practice	Company’s Policy
Election of Directors	Majority voting standard for the election of Directors in uncontested elections and required offer of resignation from any Director who is not reelected (as described under “Corporate Governance — Director Independence” above).
Stock Ownership Guidelines for Directors	Stock ownership guidelines for Directors (as described under “Corporate Governance — Stock Ownership Guidelines” above).
Stock Ownership Guidelines for CEO and other NEOs	Stock ownership guidelines for the CEO and other NEOs (as described under “Corporate Governance — Stock Ownership Guidelines” above).
Stock Pledging	Anti-pledging policy for the CEO, the other NEOs and other designated executive officers and Directors (as described under “Corporate Governance — Stock Ownership Guidelines” above).
Stock Hedging	Anti-hedging policy for the CEO, the other NEOs and other designated executive officers and Directors (as described under “Corporate Governance — Stock Ownership Guidelines” above).
Lead Director	A lead independent Director has been appointed as part of the leadership structure of the Company’s Board of Directors (as described under “Additional Information Regarding the Board — Board Leadership Structure” above).
Payments to Directors	Prohibition on payment of any consulting, legal, advisory or other fees to independent Directors by the Company other than fees paid strictly for service on the Board of Directors or Board committees (as described under “Corporate Governance — Payment of Fees to Independent Directors” above).
Change in a Director’s Principal Employment	Required offer of resignation from any Director who changes his principal employment (as described under “Corporate Governance — Offer of Resignation Upon Change of Employment” above).
Independence of Board Committees	All committees of the Board, including the Compensation Committee, are composed entirely of independent Directors.
Compensation Consultant	The Compensation Committee’s executive compensation consulting firm is retained directly by the Committee and performs no other services for the Committee or the Company. All such services were authorized by the Committee.
Compensation Policies and Risk	The Compensation Committee reviews annually the Company’s risk management with respect to its executive compensation policies and practices to assure that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Philosophy and Objectives

The Company’s approach to executive compensation is based upon its pay-for-performance philosophy, which is intended to align the compensation of the Company’s executive officers with the performance of the Company as measured by various performance metrics set by the Compensation Committee. The Company’s executive compensation program is also designed to attract and retain the services of highly qualified executives and to reward and provide incentives for individual performance as well as for overall Company performance. The Company seeks to establish and maintain a performance-driven, entrepreneurial culture that delivers impressive performance relative to its peers and exceptional value to its stockholders, and to attract and reward individuals who fit that culture and reflect the core values of the Company: leadership, passion, hard work, teamwork, innovation, customer service, trust, flexibility, social responsibility and excellence. To attract and retain highly skilled individuals, the Company’s compensation program is intended to be competitive with that offered by other employers within the industry that compete with the Company for talent. The Company uses all of the elements of its compensation program together to achieve these objectives.

The compensation for each NEO reflects his level of responsibility, the Company’s performance, the achievement of individually established goals, his personal contribution to the Company’s success, experience, expertise, knowledge of the Company’s operations and the insurance industry, and marketplace considerations. Other than the CEO, no NEO or other officer plays a role in determining compensation for the NEOs.

In response to the results of the nonbinding stockholder advisory vote on executive compensation at the 2012 annual meeting of stockholders, the Compensation Committee and senior management of the Company have implemented substantial changes to the Company’s executive compensation program to more clearly align pay with performance and reflect current best practices. For a description of the revisions to the Company’s executive compensation program and policies, please see “Executive Summary — 2012 Say-on-Pay Results and What the Compensation Committee and Management Are Doing in Response” above.

Performance-Driven 2013 Long Term Incentive Plan

In response to the concerns of stockholders with respect to the alignment of executive compensation with the Company’s performance, the Compensation Committee has established, beginning in 2013 and subject to stockholder approval at the Annual Meeting, the 2013 Long Term Incentive Plan. Upon receipt of such approval, no further equity awards will be made under the 2008 LTEP. For performance years beginning in 2013, awards granted under the 2013 LTIP for each of the NEOs and certain other senior officers of the Company designated by the CEO and approved by the Compensation Committee will be:

•	75% performance-based, and

•	25% time-based.

The performance-based component of each award will be based upon the performance of the Company on two financial performance metrics, relative total shareholder return and return on tangible equity, each measured over a three-year period and vesting at the end of such period, with the relative total shareholder return metric accounting for two-thirds of such performance component and the return on tangible equity metric accounting for the remaining one-third of such performance component. For the performance-based component of each award, each NEO and other such designated senior officer will receive a restricted stock unit grant under the 2013 LTIP at the beginning of each prospective three-year measurement period having a value based upon his or her individual target bonus award percentage, and these restricted stock units will be converted at the end of such three-year period into fully vested shares of stock having a value that reflects the Company’s performance over such period as measured by the two financial performance metrics.

The time-based component of each award will be based upon each such plan participant’s target bonus opportunity. For the time-based component, each NEO and other such designated senior officer will receive a restricted stock grant under the 2013 LTIP at the beginning of each three-year period that will vest concurrently with the performance-based component of the award.

Awards previously granted under the 2008 Long Term Equity Plan will continue to vest in accordance with the vesting schedule in effect at the time such awards were granted. Participants in the 2013 LTIP other than the NEOs and such other designated senior officers will continue to be eligible for restricted stock awards, based upon performance metrics similar to the four 2008 LTEP metrics for 2012 described under “Elements of Compensation — Stock-Based Incentives” below, that would vest in four equal annual installments following the date of grant.

With respect to the two metrics comprising the performance component of awards made under the 2013 LTIP to each of the NEOs and the other designated senior officers of the Company, the total shareholder return performance metric is intended to measure the return on investment to the Company’s stockholders based upon share price appreciation and dividends paid relative to that of the Company’s peers. The return on tangible equity performance metric is intended to measure the increase in stockholder value over various periods of time. The Committee believes that these two financial performance metrics together provide a comprehensive, accurate and appropriate measure of the Company’s performance over a three-year measurement period and effectively align the Company’s executive compensation with the interests of its stockholders. The time-based component of the equity awards to be granted under the 2013 LTIP supports the recruitment and retention objectives of the Company’s executive compensation program as described above.

The Company is seeking stockholder approval of the 2013 LTIP at the Annual Meeting. For a description of the material terms of the 2013 LTIP, please see “Approval of the Company’s 2013 Long Term Incentive Plan — Summary Description of the Plan” below.

In addition to establishing the 2013 LTIP, the Compensation Committee, in response to the concerns expressed by stockholders with respect to the Company’s executive compensation practices and to assure that the Committee’s compensation policies and decisions appropriately reflect its pay-for-performance compensation philosophy, has:

•	Eliminated the payment of dividends on unvested shares of restricted stock;

•

Substantially reduced the annual Supplemental Executive Retirement Plan contribution (as described under “Elements of Compensation — Retirement Income Plans” below) made by the Company on behalf of the CEO to 5% of annual cash compensation, which is the same level of contribution made on behalf of the other Supplemental Executive Retirement Plan participants;

•	Eliminated tax gross-ups for all NEOs; and

•

Included in the 2013 LTIP the requirement for a “double trigger” in the event of a change in control — in other words, requiring both a change in control and the termination of employment within two years of the change in control — to accelerate the vesting of unvested equity awards.

Elements of Compensation

The Company’s management compensation program for its NEOs for 2012 consisted of the following four key elements:

(i)	annual base salary;

(ii)	an annual bonus, payable under the Short Term Incentive Plan;

(iii)	an annual stock award, granted under the 2008 Long Term Equity Plan; and

(iv)	retirement income plans.

The Company does not generally target any specific allocation among these various elements of compensation for NEOs or other employees. However, as shown under “Executive Summary — 2012 Pay Mix at Target” above, for 2012, the Compensation Committee set the pay mix so that, had the Company performed at the mid-point of the corporate performance targets selected by the Committee, variable compensation would have accounted for 66.6% of the 2012 compensation for the CEO and 56% of the average 2012 compensation for the other NEOs.

While the elements of compensation described above are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to each NEO, including healthcare and other benefits. The Compensation Committee believes that the compensation mix for the NEOs strikes a balance between salary and variable compensation arrangements, is competitive with the Company’s peer group and is consistent with the Company’s compensation policies for employees in general.

Base Salaries. The annual base salary is the fixed element of compensation and is intended to attract and retain high performing executives. The level of base salary for each of the NEOs reflects his position and tenure with the Company, the Company’s needs, the NEO’s individual performance, achievements and contributions to the Company, and the overall financial results of the Company. The Compensation Committee determined the base salary for each NEO for 2012 in the first quarter of 2012.

Name	2012 Base Salary	2011 Base Salary	Increase in Base Salary(%)
Michael H. Lee	$900,000	$900,000	0%
William E. Hitselberger	$517,500	$450,000	15%
Gary S. Maier	$411,950	$385,000	7%
William F. Dove	$410,000	$410,000	0%
Elliot S. Orol	$374,000	$340,000	10%

Salary increases for each of Messrs. Hitselberger, Maier and Orol were based upon his position and experience and on peer company and compensation survey information provided by the Compensation Committee’s executive compensation consultant. The Compensation Committee also considered these factors in analyzing Mr. Dove’s base salary, but did not increase his salary in 2012, as the Committee believed that his base salary level was appropriate.

The Compensation Committee did not increase Mr. Lee’s base salary for 2012, based on the Compensation Committee’s consideration of several factors including the reasonableness of Mr. Lee’s overall compensation structure, his short term and long term bonus award opportunities and his variable pay mix as a percentage of his total compensation relative to other chief executive officers in the Company’s peer group. Mr. Lee’s base salary has not been increased since March 1, 2009.

Annual Bonuses. The NEOs are eligible for annual bonuses under the Short Term Incentive Plan, which are generally paid in cash in the first quarter of each year. The Short Term Incentive Plan supports the Company’s recruitment objectives by enabling the Company to attract qualified new employees. The STIP supports the Company’s retention and incentive objectives by providing NEOs with competitive compensation and appropriate incentives to enhance the profitability and growth of the Company, and by rewarding them for their service and personal contribution to the Company’s success.

At the beginning of each year, the Compensation Committee reviews the various bonus award criteria, particularly the performance metrics, included in the Short Term Incentive Plan to determine which criteria to use in setting the annual bonus awards under the STIP for that year. The STIP bonus awards are intended primarily to reflect the degree to which the Company meets its annual financial plan. For 2012, the STIP awards were determined based primarily upon the degree to which the Company achieved selected corporate performance targets (the “Basic Bonus Targets”) with respect to four equally weighted components:

(1)	operating return on equity (excluding gains and losses realized on investments and non-recurring transaction costs) (the “Adjusted Operating Return on Equity”),

(2)	gross premiums written and produced,

(3)	combined ratio, and

(4)	growth in diluted book value per share (the “Adjusted Growth in Diluted Book Value Per Share”).

The results achieved for these four equally weighted components are then added together to determine the level of achievement under the STIP. The Compensation Committee believes that the Basic Bonus Targets for annual bonus awards under the Short Term Incentive Plan have been set at levels that can be achieved only with significant effort on the part of the CEO and the other NEOs, and that payment of the maximum bonus award amounts under the STIP would reflect results substantially exceeding expectations. For a discussion of what each corporate performance target is intended to measure, please see “The Compensation Committee’s Process — Assessment of Company Performance in 2012” below.

The table below displays the Basic Bonus Target levels set by the Compensation Committee for 2012 for each component of the STIP for the CEO, along with the Company’s 2012 performance with respect to each component:

Short Term Incentive Plan — 2012 CEO Performance Metrics

(dollars in thousands)

	Weight	Threshold	Mid-point	High	Maximum	2012 Results

Adjusted Operating Return on Equity(1)	25%	5.10%	7.35%	9.60%	11.85%	(2.7%)

Gross Written Premium(2)	25%	$1,600	$1,800	$1,900	Assuming Combined Ratio of 96.3% or better $2,000	$1,971

Combined Ratio	25%	100.00%	98.15%	96.30%	94.45%	108.3%

Adjusted Growth in Diluted Book Value Per Share	25%	2.6%	4.2%	5.8%	7.4%	(3.0%)

Percentage of Basic Bonus Target Weight(3)		50%	100%	200%	250%

(1)	Adjusted Operating Return on Equity excludes realized investment gains/losses and non-recurring transaction costs.

(2)	Gross Written Premium includes both written and produced premiums.

(3)

Although it is possible to achieve a Basic Bonus Target level of up to 250% for any of the four performance metrics by achieving at the maximum level for such metric, the maximum award payable under the STIP to the CEO for 2012 was 200% of his base salary.

In determining the annual STIP award for the CEO for 2012, as reflected in the table above, the Basic Bonus Target levels are applied as follows:

(1)	Mid-point: The “mid-point” level of the Basic Bonus Targets consisted of Adjusted Operating Return on Equity of 7.35%; gross premiums written and produced of $1.80 billion; combined ratio of 98.15%; and Adjusted Growth in Diluted Book Value Per Share of 4.2%. The Company’s achievement of the mid-point level of all Basic Bonus Targets would entitle the CEO to receive a bonus award under the STIP equal to 100% of his base salary. For achievement of less than 100% of the mid-points of the Basic Bonus Targets but more than the threshold level of the Basic Bonus Targets, the CEO would receive a bonus award under the STIP of correspondingly less than 100% of his base salary. For achievement of more than 100% of the mid-points of the Basic Bonus Targets but less than the high level of the Basic Bonus Targets, the CEO would receive a bonus award of correspondingly more than 100% of his base salary.

(2)	Threshold: The “threshold” level of the Basic Bonus Targets consisted of Adjusted Operating Return on Equity of 5.10%; gross premiums written and produced of $1.60 billion; combined ratio of 100.00%; and Adjusted Growth in Diluted Book Value Per Share of 2.6%. The Company’s achievement of the threshold level of all Basic Bonus Targets would entitle the CEO to receive a bonus award under the STIP equal to 50% of his base salary. Achievement below the threshold level of any Basic Bonus Target would result in a weight of 0% for such Basic Bonus Target in calculating the annual bonus award under the STIP for the CEO.

(3)	High: The “high” level of the Basic Bonus Targets consisted of Adjusted Operating Return on Equity of 9.60%; gross premiums written and produced of $1.90 billion; combined ratio of 96.30%; and Adjusted Growth in Diluted Book Value Per Share of 5.8%. The Company’s achievement of the high level of all Basic Bonus Targets would entitle the CEO to receive a bonus award under the STIP equal to 200% of his base salary, which was the maximum bonus award for 2012 permitted by the Compensation Committee under the Short Term Incentive Plan.

(4)	Maximum: The “maximum” level of the Basic Bonus Targets consisted of Adjusted Operating Return on Equity of 11.85%; gross premiums written and produced of $2.00 billion, assuming a combined ratio of 96.3% or better; combined ratio of 94.45%; and Adjusted Growth in Diluted Book Value Per Share of 7.4%. The Company’s achievement of the maximum level of any Basic Bonus Target would result in a value for that Basic Bonus Target component of the STIP equal to 250% of the mid-point calculation for such Basic Bonus Target component, subject to the overall maximum bonus award payable to the Chief Executive Officer of 200% of his base salary, as currently permitted by the Compensation Committee under the STIP.

Based on the 2012 results, as reflected in the Short Term Incentive Plan — 2012 CEO Performance Metrics table above, the Company achieved at the following levels with respect to the four equally-weighted financial performance metrics:

•	Adjusted Operating Return on Equity — (2.7%), which is below the “threshold” level;

•	Gross premiums written and produced — $1,971 million, which is at the “high” level;

•	Combined ratio — 108.3%, which is below the “threshold” level; and

•	Adjusted Growth in Diluted Book Value Per Share — (3.0%), which is below the “threshold” level.

Achievement of these Basic Bonus Target levels would result in an award under the STIP equal to 50% of base salary for the CEO, subject to the discretion of the Compensation Committee to adjust downward, but not upward, the annual bonus award payable to the CEO under the Short Term Incentive Plan.

At the beginning of 2012, the Compensation Committee determined that it would apply a qualitative modification factor (the “Modification Factor”), ranging from .80 to 1.00 in the discretion of the Committee, to the bonus award that the CEO would otherwise have received as a result of the Basic Bonus Target levels achieved by the Company for 2012. The Modification Factor reflects the Compensation Committee’s subjective judgment of the performance of the CEO in managing the progress of the Company with respect to areas such as (1) organizational design, (2) enterprise risk management, (3) infrastructure support, (4) executive development and (5) CEO succession planning. The Compensation Committee does not weight these factors and no individual factor is dispositive.

For 2012, the Compensation Committee decided to apply a Modification Factor of .90 to the award to the CEO calculated under the STIP based on the Committee’s subjective assessment of the

CEO’s achievement of the qualitative modification factors described above. Application of this Modification Factor would have resulted in a bonus award to Mr. Lee under the STIP for 2012 of 45% of his base salary, or $405,000. However, upon the recommendation of the CEO in view of the Company’s 2012 performance, the Committee decided to further reduce the CEO’s bonus award under the STIP to 25% of his base salary, or $225,000. Mr. Lee’s STIP award for 2012 performance was 63.8% less than his STIP award for 2011 performance of $622,170, and 86.5% less than his STIP award for 2010 performance of $1,660,838. His STIP award for 2011 performance of $622,170 was 62.5% less than his STIP award for 2010 performance of $1,660,838.

With respect to the determination of annual bonus awards under the STIP for NEOs other than the CEO, the CEO provides recommendations to the Compensation Committee in the quarter following completion of the performance year based upon the Company’s achievement of the Basic Bonus Targets under the STIP and his subjective assessment of the performance of each NEO. For each NEO, the target annual bonus award is expressed as a percentage of his base salary. The Compensation Committee then determines the amount of each NEO’s bonus award, taking into consideration the recommendation of the CEO as well as the Committee’s own subjective assessment of the performance and contribution of such NEO. Because the annual bonus awards payable to NEOs other than the CEO are based in part on the subjective assessments of the CEO and the Compensation Committee, these awards may vary upward or downward from the award amounts calculated under the STIP, subject to the maximum award amounts permitted by the Compensation Committee under the STIP, at the Committee’s discretion.

Based upon the degree of the Company’s achievement of the Basic Bonus Targets under the Short Term Incentive Plan and the subjective assessments of the CEO and the Compensation Committee, the Compensation Committee determined to grant the NEOs (other than the CEO) a cash bonus award for 2012 performance in the following amounts:

•	Mr. Hitselberger received a cash bonus award under the STIP equal to $84,094;

•	Mr. Maier received a cash bonus award under the STIP equal to $66,942;

•	Mr. Dove received a cash bonus award under the STIP equal to $123,000; and

•	Mr. Orol received a cash bonus award under the STIP equal to $112,200.

Stock-Based Incentives. For 2012, the NEOs were eligible for annual long term equity awards under the 2008 Long Term Equity Plan. Under the 2008 LTEP, stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares may be granted to key employees of the Company, including the NEOs. The Compensation Committee administers the 2008 Long Term Equity Plan and for 2012 determined awards under such Plan in its discretion. The Compensation Committee believes that equity-based incentives emphasize the importance of improving stock price performance and increasing stockholder value over the long term by encouraging and providing an opportunity for executives to own a meaningful amount of the Company’s common stock.

The table below reflects the Basic Bonus Target levels set by the Compensation Committee for 2012 for the four performance components of the 2008 LTEP, which, for 2012, were the same components as were used to determine bonus awards under the STIP for the CEO (see “Elements of Compensation — Annual Bonuses” above). As described under “Compensation Philosophy and Objectives” above, beginning in 2013, the performance components and measurement period to be used to determine equity awards under the 2013 LTIP for NEOs and other designated senior officers will differ from those to be used to determine bonus awards for 2013 under the STIP. The table below also reflects the Company’s 2012 performance for each component:

2008 Long Term Equity Plan — 2012 CEO Performance Metrics

(dollars in thousands)

	Weight	Threshold	Mid-point	High	Maximum	2012 Results

Adjusted Operating Return on Equity(1)	25%	5.10%	7.35%	9.60%	11.85%	(2.7%)

Gross Written Premium(2)	25%	$1,600	$1,800	$1,900	Assuming Combined Ratio of 96.3% or better $2,000	$1,971

Combined Ratio	25%	100.00%	98.15%	96.30%	94.45%	108.3%

Adjusted Growth in Diluted Book Value Per Share	25%	2.6%	4.2%	5.8%	7.4%	(3.0%)

Percentage of Basic Bonus Target Weight(3)		50%	100%	200%	300%

(1)	Adjusted Operating Return on Equity excludes realized investment gains/losses and non-recurring transaction costs

(2)	Gross Written Premium includes both written and produced premiums

(3)

Achievement of the Basic Bonus Target level of 300% on each of the four quantitative metrics would result in the maximum award payable under the 2008 LTEP to the CEO for 2012 of 300% of his base salary.

For performance in 2012, awards made under the 2008 Long Term Equity Plan would have been determined based primarily upon the degree to which the Company achieved the four Basic Bonus Targets included in table, which the Compensation Committee believes have been set at levels that can be achieved only with significant effort on the part of the CEO and other NEOs.

The maximum annual bonus award permitted by the Compensation Committee under the 2008 Long Term Equity Plan for 2012 for the CEO was 300% of his base salary (excluding awards made in settlement of payments earned under any other Company incentive or bonus plans), which maximum award could be achieved only if the Predecessor Company achieved the “maximum” level for each of the four Basic Bonus Targets described in the table above.

The Compensation Committee has discretion to adjust downward, but not upward, the annual equity bonus award payable to the CEO under the 2008 Long Term Equity Plan. At the beginning of 2012, the Compensation Committee determined that it would apply the qualitative Modification Factor, as described under “Elements of Compensation — Annual Bonuses” above, to the equity bonus award that the CEO would otherwise have received under the 2008 LTEP as a result of the Basic Bonus Target levels achieved by the Company for 2012. Based on the 2012 results included in the table above and described under “Elements of Compensation — Annual Bonuses” above, the achievement of these Basic Bonus Target levels would have resulted in an award under the 2008 LTEP equal to 50% of base salary for the CEO, subject to the application of the Modification Factor of .90. The application of the Modification Factor would have resulted in an equity award under the 2008 LTEP for 2012 for the CEO equal to 45% of his base salary, or $405,000.

While the Compensation Committee did not set a maximum annual bonus award under the 2008 LTEP in 2012 for NEOs other than the CEO, the Compensation Committee generally makes such awards, subject to the Company’s performance under the Basic Bonus Targets and the subjective assessment of the Committee and the CEO of each NEO other than the CEO, in an amount not exceeding 100% of such NEO’s base salary (excluding awards made in settlement of payments earned under any other Company incentive or bonus plans).

However, as a result of the closing of the Merger in March 2013, the Compensation Committee determined not to make any equity awards to the CEO or other NEOs in the first quarter of 2013 for 2012 performance. The Committee may, but is not obligated to, make equity awards later in 2013 to any or all of the NEOs for 2012 performance, and, if it decides to make any awards, would determine at such time the value of the awards. The Committee does not expect to make any such awards for at least six months following the date of the Merger, to provide the Committee with an opportunity to assess the results of the Merger, including the organizational structure of and the role of each NEO in the combined company following the Merger. None of the NEOs currently has any right or is otherwise entitled to receive any equity award for 2012 performance.

For performance in 2011 and 2010, to provide consistent incentives to its executives, the Compensation Committee approved only restricted stock awards under the 2008 LTEP. Mr. Lee’s 2008 LTEP award for 2011 performance of $625,590 was 62.3% less than his 2008 LTEP award for 2010 performance of $1,660,838. The restricted stock awards approved for 2011 and 2010 performance vest in equal annual installments over a four-year period from the date of grant, with the exception of the restricted stock awards made in March 2011 to the NEOs in lieu of 100% of the respective cash bonus awards that they would otherwise have received for 2010 under the STIP, which vest in equal annual installments over a two-year period from the date of grant. For each NEO, the target annual restricted stock award under the 2008 LTEP is expressed as a target percentage of his base salary. The number of shares received by each NEO pursuant to each restricted stock award made to him under the 2008 LTEP is determined by dividing the stated value of the award by the price of the Company’s stock (equal to 100% of the average of the highest and lowest prices of the stock) on the date of grant.

Beginning in 2013 and subject to stockholder approval at the Annual Meeting, as described under “Compensation Philosophy and Objectives – Performance-Driven 2013 Long Term Incentive Plan” above, the Company will grant to the NEOs and other designated senior officers of the Company under the 2013 Long Term Incentive Plan equity awards that are 75% performance-based and 25% time-based. The performance-based component of each award will be based upon the performance of the Company on two financial performance metrics, relative total shareholder return and return on tangible equity, each measured over a three-year period and vesting at the end of such period, with the relative total shareholder return metric accounting for two-thirds of such performance component and the return on tangible equity metric accounting for the remaining one-third of such performance component. The time-based component of each award will be based upon each such plan participant’s target bonus opportunity and will vest on the third anniversary of the grant date. The Committee believes that the 2013 LTIP will support, even more meaningfully than did the 2008 LTEP, the Company’s management compensation program by more directly aligning the long term interests of the NEOs with those of the Company’s stockholders. For more information about the 2013 LTIP, please see “Approval of the Company’s 2013 Long Term Incentive Plan” below.

The Company encourages ownership by officers of the Company’s stock through its equity-based awards, and has adopted stock ownership requirements for NEOs as described under “Corporate Governance — Stock Ownership Guidelines” above. To reflect evolving best practices with respect to the vesting of equity-based awards upon a change in control, the Compensation Committee has provided in the 2013 LTIP that both a change in control and the termination of employment within two years of the change in control are required for accelerated vesting.

Retirement Income Plans. The Company’s retirement income plans include the Tower Group, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), the Tower Group, Inc. Supplemental Executive Retirement Plan (the “SERP”) in which the NEOs and certain other officers of the Company are eligible to participate, and the Company’s 401(k) Plan with matching Company contribution, in which all employees are eligible to participate.

The Deferred Compensation Plan is a voluntary, non-qualified plan offered to all officers of the Company at the level of Vice President and above and to all of the Company’s Directors. Participants in the Deferred Compensation Plan are able to defer a portion of their current base salary and annual cash bonus, resulting in lower current taxable income and tax-deferred earnings growth on their deferred amounts. Each participant is able to self-direct the investment of his or her account balance from a choice of 17 valuation funds. Currently, 22 of the eligible officers and Directors of the Company are enrolled in the Deferred Compensation Plan. Of the NEOs, only Mr. Hitselberger participated in the Deferred Compensation Plan in 2012.

The SERP is a non-qualified defined contribution plan effective as of January 1, 2009 that is intended to enhance retirement benefits for the Company’s most senior executives and certain other key employees. Eligibility to participate in the SERP generally requires three years of prior employment with the Company for Executive Vice Presidents and Senior Vice Presidents and between five and 10 years of prior employment with the Company for other key employees. While Mr. Dove has been employed with the Company for less than three years, the Compensation Committee determined, based upon his senior management position and his importance to the Company, to permit him to participate in the SERP beginning in 2012. In 2013, it is expected that all of the NEOs, as well as certain other key executives selected at the discretion of the Compensation Committee, will be eligible to participate in the SERP. Subject to the approval of the Compensation Committee, the Company may make annual contributions to the SERP on behalf of each participant. Prior to 2012, for Mr. Lee, the Company’s annual contribution level had been intended to provide him with a target annual benefit equal to 60% of his annual cash compensation upon retirement after 30 years of service. The SERP is not a defined benefit plan and such target benefit level was not guaranteed.

For Mr. Lee, beginning in 2012, and for all other SERP participants, the current amount of the Company’s annual contribution is equal to 5% of their annual cash compensation for the prior year. Company contributions for each participant remain unvested until such participant has completed 10 years of service with the Company, and vest in full upon completion of 10 years of service. However, as required by the terms of the SERP, unvested Company contributions for each participant became fully vested as a result of the closing of the Merger on March 13, 2013. As Mr. Lee has more than 10 years of service with the Company, the Company’s SERP contributions for him were already fully vested prior to the closing of the Merger. The aggregate unvested amount of Company contributions to the SERP for the other NEOs that became vested at the closing of the Merger was approximately $395,000. The Compensation Committee has discretion to terminate the SERP at any time or to adjust upward or downward the level of the Company’s contribution each year.

In addition to the Deferred Compensation Plan and the SERP, each NEO is eligible to participate in the Company’s 401(k) Plan. The 401(k) Plan provides for the Company to match each participating employee’s annual contributions to the Plan in an amount up to 4% of such employee’s base salary and cash bonus at the matching rate of $.50 per $1.00 contributed, subject to certain matching contribution limits under applicable law. The Company’s matching contributions vest ratably over a five-year period.

Supplemental Benefits. Except as noted below, NEOs participate in the Company’s health and welfare benefits on the same terms and conditions as other employees. Executive compensation also includes a limited number of supplemental benefits and perquisites for the Company’s key executives. These include a country club membership and an automobile allowance for the CEO and a supplemental medical reimbursement plan for executive officers in an annual amount of up to $5,000. The Company believes that its supplemental benefits and perquisites are customary and enhance the Company’s ability to retain talented executives.

The Compensation Committee’s Process

The Compensation Committee, working with the Company’s senior management, develops and implements the Company’s executive compensation policies. The Compensation Committee is responsible for the Company’s compensation program for its NEOs and for recommending to the Board of Directors the compensation of the Company’s Directors. The Compensation Committee is also responsible for the administration of the 2008 Long Term Equity Plan and, beginning in 2013, the 2013 Long Term Incentive Plan, including designating the recipients, amounts and terms of equity grants.

The Compensation Committee conducts its review of executive performance and compensation on an annual basis and generally adjusts base salaries and makes cash bonus and equity-based awards annually in the first calendar quarter of the year following the performance year. This process includes an assessment of the performance of the Company and of each NEO for the year, and a comparison of each NEO’s compensation to market data for executives in similar positions at peer companies of the Company. The Committee engages an independent compensation consultant to compile this market data. Compensation adjustments can be made during the year if circumstances are appropriate, such as when an individual is promoted or takes on additional responsibilities. Cash bonuses and equity-based awards may also be made to individuals during the year in which they join the Company.

Assessment of Company Performance in 2012. When evaluating Company performance in 2012, the Compensation Committee considered primarily the Company’s level of achievement of the four Basic Bonus Targets described under “Elements of Compensation — Annual Bonuses” above. The Adjusted Operating Return on Equity performance target and the Adjusted Growth in Diluted Book Value Per Share performance target are intended to measure the increase in stockholder value over various periods of time. The gross premiums written and produced performance target is intended to measure premium growth. The combined ratio performance target is a standard property and casualty insurance industry measure of profitability, and also serves as a risk management tool by discouraging the Company from writing unprofitable business. The Committee reviews and approves these annual corporate performance targets in the first quarter of each year. The Committee believes that these four performance metrics collectively provide a comprehensive, accurate and appropriate measurement of the Company’s annual performance.

The Committee believes that to measure the Company’s performance over a longer period of time, reliance upon different metrics and measurement periods is more appropriate. As described under

“Compensation Philosophy and Objectives — Performance-Driven 2013 Long Term Incentive Plan” above, beginning in 2013, the Committee will make equity awards to the NEOs and other designated senior officers of the Company that are 75% performance-based and 25% time-based. The performance-based component of each award will be based upon the performance of the Company on two financial performance metrics, relative total shareholder return and return on tangible equity, each measured over a three-year period and vesting at the end of such period, with the relative total shareholder return metric accounting for two-thirds of such performance component and the return on tangible equity metric accounting for the remaining one-third of such performance component. The time-based component of each award will be based upon each such plan participant’s target bonus opportunity and will vest at the same time as the performance-based component of the award vests. For a description of the terms of the 2013 LTIP, please see “Approval of the Company’s 2013 Long Term Incentive Plan” below. The Committee believes that these two financial performance metrics together will provide an appropriate measurement of the Company’s performance over the three-year period, and more effectively align the long term interests of the Company’s senior management with those of its stockholders.

As discussed under “Compensation Philosophy and Objectives” and “Elements of Compensation” above, the Compensation Committee has structured and administers the Company’s management compensation program to reflect the Company’s pay-for-performance philosophy. As noted under “Elements of Compensation — Annual Bonuses” and “Elements of Compensation — Stock-Based Incentives” above, based upon the Company’s performance with respect to the four 2012 Basic Bonus Targets, Mr. Lee’s award for 2012 performance under the Short Term Incentive Plan decreased from the awards he received under the STIP for 2011 performance and 2010 performance by 63.8% and 86.5%, respectively. Moreover, Mr. Lee’s awards for 2011 performance under the 2008 Long Term Equity Plan decreased from the award he received under the 2008 LTEP for 2010 performance by 62.3%. As discussed under “Elements of Compensation — Stock-Based Incentives” above, the Compensation Committee has determined not to make any equity awards to NEOs or other designated senior officers for 2012 performance for at least six months, if at all, following the closing of the Merger. (As noted under “Elements of Compensation — Stock-Based Incentives” above, Mr. Lee’s bonus award for 2010 under the STIP was made in the form of an equity grant that vests in equal installments on the first and second anniversaries of the date of grant.)

In evaluating the Company’s performance, the Compensation Committee also considers these performance measures compared to the performance of the companies in the Company’s peer group and of the industry. The Committee also takes into consideration other significant Company events (such as acquisitions and public offerings of the Company’s securities) and general economic conditions (such as, among others, investment and credit market conditions).

Assessment of Individual Performance. Each year, the Compensation Committee considers the individual performance of each NEO. With respect to the CEO, the Committee meets in executive session to conduct his performance review based on the measures discussed above, his contribution to the Company’s performance and other leadership accomplishments.

For each of the other NEOs, the Compensation Committee receives a performance assessment and compensation recommendation from the CEO during a meeting of the Committee and also exercises its independent judgment based on the Board’s interaction with the NEO. Factors that are evaluated to determine each NEO’s individual contribution include his strategic vision, leadership and management skills, technical skills and judgment in performing his responsibilities. In addition, NEOs, like all employees, are evaluated on how they reflect the core values of the Company.

Benchmarking against Peer Group. In setting compensation, the Compensation Committee compares the elements of compensation for the Company’s executives against the compensation of executives at a peer group of publicly traded insurance companies of comparable size, based on gross written premium, and complexity of business structure, based on the Committee’s understanding of such companies’ lines of business written and general approach toward managing an insurance business. The Committee retains an executive compensation consulting firm, Pearl Meyer & Partners, to assist it in selecting appropriate peer companies and to obtain and organize the information. The Committee selects the peer group companies annually after discussions with management and the consulting firm. The Committee compares the Company’s executive compensation program as a whole to that of the companies in the peer group and compares the compensation of individual executives to their counterparts at the peer group if the positions are sufficiently similar to make the comparison meaningful. The Committee uses the peer group data as one factor in the decision on what compensation levels to set and as a guide in determining the competitiveness of each element of the compensation program. The peer group used for 2012 consisted of the following companies:

Allied World Assurance Company	Aspen Insurance Holdings, Ltd.	Markel Corp.

American Financial Group, Inc.	Axis Capital Holdings Limited	The Navigators Group, Inc.

AmTrust Financial Services, Inc.	Endurance Specialty Holdings, Ltd.	Selective Insurance Group, Inc.

Arch Capital Group, Ltd.	The Hanover Insurance Group, Inc.	Validus Holdings, Ltd.

Argo Group International Holdings, Ltd.	HCC Insurance Holdings, Inc.

The executive compensation consultant provided a report to the Compensation Committee in October 2012. This report compared the Company’s compensation program to those of its peer companies and to available compensation surveys, and included salary ranges and commonly used equity-based incentives, structure and mix of compensation, design, and content of annual and long term incentive plans. The executive compensation consultant also provided consultative advice to the Compensation Committee with respect to executive compensation during 2012. While the Compensation Committee believes that using an executive compensation consultant is an effective way to keep current regarding competitive compensation practices, the Committee does not believe that it should accord undue weight to the advice of such consultant. Accordingly, while the Committee generally considers the 50th percentile of comparable market data in executive compensation studies as a guideline in setting the annual compensation of the NEOs, this is only one of several factors used by the Committee to set such compensation. Such market data are considered by the Committee in meeting the objectives of the Company’s compensation program as described under “Compensation Philosophy and Objectives” above. For a description of the other factors used by the Committee in setting annual compensation for the NEOs, please see “Assessment of Company Performance in 2012” and “Assessment of Individual Performance” above.

Under its charter, the Compensation Committee is authorized to retain a compensation consultant and outside advisors at the Company’s expense. In 2012, as noted above, the Compensation Committee retained Pearl Meyer & Partners to advise it on matters related to executive compensation and the Company’s compensation plans. Other than providing the October 2012 reports described in the paragraph above to and discussing them with the Compensation Committee and providing such consultative advice, Pearl Meyer & Partners played no role in advising the CEO or the Compensation Committee on compensation decisions in 2012. Pearl Meyer & Partners provides no other services to the Company.

The Compensation Committee has reviewed the independence of Pearl Meyer & Partners in light of SEC rules and NASDAQ listing standards regarding compensation consultants and has concluded that Pearl Meyer & Partners’ work for the Compensation Committee is independent and does not raise any conflict of interest.

2012 Awards to the Chief Executive Officer and Other Named Executive Officers. The table below sets forth the cash bonus award under the STIP and the equity award, if any, under the 2008

LTEP granted by the Compensation Committee to each of the CEO and the other NEOs for 2012 performance, in addition to their respective annual base salaries in 2012. For a description of the considerations reviewed by the Committee in granting these awards, please see “The Compensation Committee’s Process — Chief Executive Officer” and “The Compensation Committee’s Process — Other Named Executive Officers” below.

Compensation for 2012 Performance
Named Executive Officer	Base salary	Short Term Incentive Plan Award	Long Term Equity Plan Award		Total
Michael H. Lee	$900,000	$225,000	—	(1)	$1,125,000
Chairman of the Board, President and Chief Executive Officer
William E. Hitselberger	$517,500	$84,094	—	(1)	$601,594
Executive Vice President and Chief Financial Officer
Gary S. Maier	$411,950	$66,942	—	(1)	$478,892
Executive Vice President and Chief Underwriting Officer
William F. Dove	$410,000	$123,000	—	(1)	$533,000
Senior Vice President, Chief Risk Officer and Chief Actuary
Elliot S. Orol	$374,000	$112,200	—	(1)	$486,200
Senior Vice President, General Counsel and Secretary

(1)

Although the Compensation Committee has historically made equity awards to the Named Executive Officers within the first quarter of each year based upon performance during the preceding year, the Committee determined not to make equity awards to any of the NEOs in the first quarter of 2013 for 2012 performance. The Committee may, but is not obligated to, make equity awards later in 2013 to any or all of the NEOs for 2012 performance. However, the Committee does not expect to make any such awards for at least six months following the closing of the Merger in March 2013, to provide the Committee with an opportunity to assess the results of the Merger, including the organizational structure of and the role of each NEO in the Company following the Merger. None of the NEOs currently has any right or is otherwise entitled to receive any equity award for 2012 performance.

Chief Executive Officer. In determining Mr. Lee’s compensation for 2012, the Compensation Committee applied the principles outlined above. The Compensation Committee also evaluated the Company’s performance in 2012 based upon its level of achievement on the four Basic Bonus Targets selected by the Committee at the beginning of 2012 and described under “Assessment of Company Performance” above.

Mr. Lee is responsible for developing the Company’s strategies, presenting these strategies to the Board for approval, and implementing them through his highly effective leadership of the Company. In 2012, Mr. Lee led the Company’s year-long effort to consummate its transformative Merger with the Bermuda reinsurance operations of a global insurance organization, which closed in March 2013 and is expected to enhance the profitability, financial strength and efficiency of the Company and to provide it with significant additional business opportunities and a meaningful international presence. In addition, Mr. Lee’s accomplishments include growing the Company, notwithstanding the highly challenging market and investment environment in 2012, developing the Company’s acquisition opportunities and overseeing the integration of the Company’s acquisitions, and enhancing the Company’s overall organizational design by completing the reorganization of its profit center structure and successfully recruiting several senior executives.

Mr. Lee’s compensation for 2012 included:

•	Cash compensation of $1,125,000, consisting of his annual base salary of $900,000 and a cash bonus of $225,000 under the Short Term Incentive Plan, and

•

No restricted stock award. As discussed under “Elements of Compensation — Stock-Based Incentives” above, the Compensation Committee has determined not to make any equity awards to the CEO, the other NEOs or other designated senior officers for 2012 performance for at least six months, if at all, following the closing of the Merger.

In determining Mr. Lee’s base salary for 2013, the Compensation Committee considered several factors, including the reasonableness of Mr. Lee’s overall compensation structure with respect to his base salary, his short term and long term bonus award opportunities and his variable pay mix as a percentage of his total compensation relative to other chief executive officers in the Company’s peer group, and the need to set Mr. Lee’s compensation to adequately reflect his performance as the Company’s Chief Executive Officer. The Compensation Committee determined that Mr. Lee’s annual base salary of $900,000 should remain at that level in 2013. Mr. Lee’s annual base salary has not been increased since March 1, 2009, when it was raised from $550,000 to $900,000 to reflect Mr. Lee’s availability to work full-time as the Chief Executive Officer of the Predecessor Company following its merger with CastlePoint Holdings, Ltd., for which he had also served as Chief Executive Officer.

The Compensation Committee believes that Mr. Lee’s overall compensation is reasonable when compared with the overall compensation of chief executive officers of peer group companies. The Committee further believes that Mr. Lee’s compensation mix strikes an appropriate balance between salary and variable compensation arrangements, is competitive with the Company’s peer group and is consistent with the Company’s compensation policies for employees in general. Mr. Lee’s 2012 STIP bonus award was tied to the Compensation Committee’s evaluation of Mr. Lee’s performance and the Company’s performance in 2012 and takes into consideration the key measures described above.

In determining Mr. Lee’s compensation for 2012, the Committee did not include the $900,000 equity grant made to Mr. Lee on March 1, 2012, pursuant to the terms of his new employment agreement dated February 27, 2012. The equity grant was paid to Mr. Lee as consideration for his agreement (1) to forego the retirement benefits to which he would otherwise have been entitled under his prior employment agreement, (2) to accept the strengthened noncompetition provisions in his new employment agreement, and (3) to continue to serve as CEO for an additional five-year term. Accordingly, the Compensation Committee does not consider this equity grant to be compensation to Mr. Lee. For more information about this equity grant and the consideration therefor, please see “Summary of Key Agreements — Chief Executive Officer Employment Agreement” below.

As described under “Compensation Philosophy and Objectives — Performance-Driven 2013 Long Term Incentive Plan” above, beginning in 2013 and subject to stockholder approval at the Annual Meeting, the Company has adopted the 2013 LTIP to replace the 2008 LTEP. Mr. Lee will participate in and be eligible for long term incentive awards that are 75% performance-based and 25% time-based. The performance-based component of each award will be based upon the performance of the Company on two financial performance metrics, relative total shareholder return and return on tangible equity, each measured over a three-year period and vesting at the end of such period, with the relative total shareholder return metric accounting for two-thirds of such performance component and the return on tangible equity metric accounting for the remaining one-third of such performance component. The time-based component of each award will be based upon each such plan participant’s target bonus opportunity and will vest concurrently with the performance-based component of the award. Equity awards made to Mr. Lee under the 2013 LTIP will be primarily performance-based and will enhance the alignment of his interests with those of the Company’s stockholders.

Other Named Executive Officers. The Compensation Committee evaluated Company performance as applicable to the NEOs based on the same performance measures applicable to the CEO, which are the four Basic Bonus Targets. The 2012 performance review for each NEO other than the CEO began with an evaluation provided by the CEO. The Compensation Committee then reviewed the performance of the NEO and his contribution to the Company’s performance, his adherence to the core values of the Company described in “Compensation Philosophy and Objectives” above, and his achievement of specific functional goals, and took into consideration his position and experience, as well as compensation information for similar positions at peer companies to arrive at the total compensation package, including the mix of overall compensation. The Committee also considered the following factors with respect to each such Named Executive Officer:

•

For Mr. Hitselberger, his significant contribution to the Company’s transformative Merger, which closed in March 2013, to increasing the Company’s financial capability through its strengthened capital management process, and to its various alternative investment transactions, its share repurchase program, the amendments to its bank letter of credit facilities and the enhancement of its investment management process.

•	For Mr. Maier, his significant contribution to the Company’s achievement of its premium growth plan objective, the redesign of its profit center, and its improved business development capability.

•	For Mr. Dove, his significant contribution to the strengthening of the Company’s actuarial function and his leadership of the Company’s enterprise risk management efforts.

•

For Mr. Orol, his significant contribution to the Company’s transformative Merger, which closed in March 2013, to the negotiation of the amendments to the Company’s bank letter of credit facilities, to the strengthening of the Company’s regulatory compliance and corporate secretarial processes, to the management of the Company’s corporate litigation, and to the control of outside legal costs.

Based on these considerations, the recommendation of the CEO, the overall financial performance of the Company, the compensation report provided by Pearl Meyer & Partners, the experience and position of each NEO and the Compensation Committee’s determination not to make any equity awards to NEOs or other designated senior officers for 2012 performance for at least six months, if at all, following the closing of the Merger, as discussed under “Elements of Compensation — Stock-Based Incentives” above, the Compensation Committee determined the 2012 short term bonus under the STIP and long term equity-based award under the 2008 LTEP and established the 2013 base salary for each NEO, other than the CEO, as follows:

•

Mr. Hitselberger received for 2012 cash compensation of $601,594, consisting of base salary of $517,500 and a cash bonus of $84,094 under the Short Term Incentive Plan, and no restricted stock award. Mr. Hitselberger’s annual base salary of $517,500 was increased as of March 1, 2013 to $543,375.

•

Mr. Maier received for 2012 cash compensation of $478,892, consisting of base salary of $411,950 and a cash bonus of $66,942 under the Short Term Incentive Plan, and no restricted stock award. Mr. Maier’s annual base salary of $411,950 was not increased for 2013.

•

Mr. Dove received for 2012 cash compensation of $609,000, consisting of his annual base salary of $410,000, a sign-on cash bonus of $76,000 pursuant to his employment agreement and a cash bonus of $123,000 under the Short Term Incentive Plan, and no restricted stock award. Mr. Dove’s annual base salary of $410,000 was not increased for 2013.

•	Mr. Orol received for 2012 cash compensation of $486,200, consisting of base salary of

$374,000 and a cash bonus of $112,200 under the Short Term Incentive Plan, and no restricted stock award. Mr. Orol’s annual base salary of $374,000 was increased as of March 1, 2013 to $388,960.

The Compensation Committee believes that the compensation mix for these NEOs strikes an appropriate balance between salary and variable compensation arrangements, is competitive with the Company’s peer group and is consistent with the Company’s compensation policies for employees in general.

As described under “Compensation Philosophy and Objectives – Performance-Driven 2013 Long Term Incentive Plan” above and subject to stockholder approval of the 2013 LTIP at the Annual Meeting, beginning in 2013, Messrs. Hitselberger, Maier, Dove and Orol will, along with Mr. Lee, participate in and be eligible for long term incentive awards under the 2013 LTIP that are 75% performance-based and 25% time-based. The performance-based component of each award will be based upon the performance of the Company on two financial performance metrics, relative total shareholder return and return on tangible equity, each measured over a three-year period and vesting at the end of such period, with the relative total shareholder return metric accounting for two-thirds of such performance component and the return on tangible equity metric accounting for the remaining one-third of such performance component. The time-based component of each award will be based upon each such plan participant’s target bonus opportunity and will vest concurrently with the performance-based component of the award. Equity awards made to each such NEO under the 2013 LTIP will be primarily performance-based and will enhance the alignment of his interest with that of the Company’s stockholders.

Employment Agreements. The Company enters into employment agreements to attract and retain talented executives. The Company has entered into employment agreements with certain of its executive officers, including each of the NEOs. Each of these employment agreements was reviewed by the Compensation Committee prior to the Company’s entering into such agreement. Based on this review, the Company believes the terms of these agreements are competitive with those entered into by its peer companies. For a description of the employment agreements with NEOs, see “Summary of Key Agreements” below.

There are no change-in-control agreements or severance agreements between the Company and its NEOs other than provisions set forth in (i) the employment agreements between the Company and its NEOs and (ii) the 2013 Long Term Incentive Plan. For a description of these provisions with respect to the NEOs, see “Summary of Key Agreements” below. As noted under “Compensation Philosophy and Objectives — Performance-Driven 2013 Long Term Incentive Plan” above, the accelerated vesting of unvested restricted shares of stock awarded under the 2013 LTIP, unlike the accelerated vesting of unvested restricted shares of stock awarded under the 2008 LTEP, will require both a change in control and the termination of employment within two years of the change in control.

Tax Considerations. Under Section 162(m) of the Code, annual compensation in excess of $1,000,000 paid to certain executive officers of a publicly held corporation will not be deductible unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. The Company considers this limitation on deductions when structuring executive compensation. Incentive compensation paid to the Company’s executive officers pursuant to the Short Term Incentive Plan and 2008 Long Term Equity Plan (and, subject to approval by the Company’s stockholders at the Annual Meeting, the Company’s 2013 Long Term Incentive Plan) currently is intended to qualify for deductibility by the Company under Section 162(m), but there can be no assurance that this compensation will meet the required criteria. The Compensation Committee recognizes that in certain instances, it may be in the best interests of the Company’s stockholders to provide compensation that is not fully deductible and may do so as it determines appropriate. As a result of the Committee’s decision not to make, for at least six months, if at all, following the closing of the Merger on March 13, 2013, any awards to the NEOs and other designated senior officers under the 2013 LTIP for the three-year performance period from 2013–2015, such awards may not qualify for deductibility by the Company under Section 162(m).

Acceleration of Unvested Shares as a Result of the Merger. As noted in “Summary of Key Agreements — 2008 Long Term Equity Plan and 2013 Long Term Incentive Plan” below, the 2008 Long Term Equity Plan provides for the acceleration of all unexercised stock option awards and unvested restricted stock awards held by the NEOs and generally by other plan participants upon the occurrence of a change in control. As a result of the closing of the Merger on March 13, 2013, a change in control under the 2008 LTEP occurred. Accordingly, as required by the terms of the 2008 LTEP, all unvested restricted stock held by Messrs. Lee, Hitselberger, Maier, Dove and Orol prior to the effective time of the Merger became vested. Each NEO recognized taxable income on the gains associated with such accelerated vesting. With respect to such accelerated vesting of shares, the Compensation Committee took into consideration that (1) such shares were granted in prior years in the ordinary course of business as part of the Committee’s determination of annual compensation, and were not granted in connection with the closing of the Merger, (2) the Committee had previously determined not to make any equity grants or other bonus awards that would be contingent upon the closing of the Merger, (3) such vesting was required by the terms of the legacy 2008 LTEP and could not be unilaterally modified by the Company, and that this legacy plan had previously been approved by the Company’s stockholders at the 2008 Annual Meeting of Stockholders, (4) the change in control pursuant to the 2008 LTEP affected only the timing of vesting of the previously granted awards, (5) the aggregate value of the restricted stock held by the NEOs subject to accelerated vesting was approximately $3.9 million on the date of the Merger, which, in the context of the total facts and circumstances of the Merger, was not considered material, and (6) under the 2013 LTIP, the closing of the Merger would not have triggered such accelerated vesting.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement for the Annual Meeting.

The Compensation Committee

Charles A. Bryan, Chairman

Steven W. Schuster

Robert S. Smith

Jan R. Van Gorder

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of the compensation paid by the Predecessor Company to the Chief Executive Officer, the Principal Financial Officer and each of the four other most highly paid executive officers of the Company or its subsidiaries (the “Named Executive Officers” or “NEOs”).

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)		Option Awards	Non- Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(3)	Total
Michael H. Lee	2012	$900,000	$225,000	$1,525,590	(4)	$—	$—	$—	$325,720	$2,976,310
Chairman of the Board, President and Chief Executive Officer	2011	900,000	622,170	3,321,676		—	—	—	688,942	5,532,788
	2010	900,000	—	2,160,000		—	—	—	576,031	3,636,031

William E. Hitselberger	2012	506,253	84,094	248,625		—	—	—	91,254	930,226
Executive Vice President, Chief Financial Officer	2011	450,000	194,513	786,094		—	—	—	48,786	1,479,393
	2010	450,000	—	450,000		—	—	—	20,369	920,369

Gary S. Maier	2012	407,461	66,942	212,713		—	—	—	65,441	752,557
Executive Vice President, Chief Underwriting Officer	2011	385,000	166,416	496,650		—	—	—	63,316	1,111,382
	2010	377,167	—	283,920		—	—	—	40,878	701,965

William F. Dove	2012	410,000	123,000	246,000		—	—	—	36,332	815,332
Senior Vice President, Chief Risk Officer	2011	84,102	386,000	725,000		—	—	—	6,387	1,201,489
	2010	—	—	—		—	—	—	—	—

Elliot S. Orol	2012	368,336	112,200	173,400		—	—	—	59,690	713,626
Senior Vice President, General Counsel and Secretary	2011	340,000	135,660	365,500		—	—	—	59,592	900,752
	2010	337,500	—	195,000		—	—	—	55,353	587,853

(1)	The Bonus for each NEO for 2012 performance was paid in cash on March 15, 2013.

(2)

This amount reflects the grant date fair value in accordance with FASB ASC Topic 718. See Note 14, “Stock Based Compensation,” in the Notes to the Company’s Consolidated Financial Statements included in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for the assumptions used to determine the compensation costs associated with stock and option awards that the Company expensed in 2012, 2011 and 2010. The Stock Awards for Messrs. Lee, Hitselberger, Maier, Dove and Orol in 2012 include the bonus awards made to these Named Executive Officers on March 1, 2012 for 2011 performance under the 2008 Long Term Equity Plan. The Stock Awards for Messrs. Lee, Hitselberger, Maier, Dove and Orol would not include equity awards, if any, made to the Named Executive Officers in 2013 for 2012 performance.

(3)	See the All Other Compensation Table for additional information.

(4)

This includes a $900,000 equity grant made to Mr. Lee on March 1, 2012, in consideration for his agreement, pursuant to the employment agreement entered into by the Company and Mr. Lee on February 27, 2012, as discussed in “Summary of Key Agreements — Chief Executive Officer Employment Agreement” below, (1) to forego the retirement benefits to which he would otherwise have been entitled under his prior employment agreement, (2) to accept the strengthened noncompetition provisions in his new employment agreement, and (3) to continue to serve as Chief Executive Officer for an additional five-year term. However, because this equity grant was made in consideration therefor, the Compensation Committee does not view this equity grant to be part of Mr. Lee’s compensation for 2012.

ALL OTHER COMPENSATION TABLE

The following table describes each component of the ‘All Other Compensation’ column in the Summary Compensation Table above.

Name	Year	Country Club Dues	Car Allowance	Officer Medical Reimbursement	401(k) Match Expense	Term Life Ins Premium	Dividends on Restricted Stock	SERP Contribution(1)	All Other Compensation
Michael H. Lee	2012	$10,000	$12,000	$5,000	$10,000	$798	$159,880	$128,042	$325,720
	2011	10,000	12,000	5,000	9,800	798	168,066	483,278	688,942
	2010	10,000	12,000	5,000	9,800	763	69,266	469,702	576,031
William E. Hitselberger	2012	—	—	5,000	10,000	798	31,933	43,523	91,254
	2011	—	—	5,000	9,800	798	33,188	—	48,786
	2010	—	—	5,000	6,600	763	8,006	—	20,369
Gary S. Maier	2012	—	—	—	8,500	798	23,611	32,532	65,441
	2011	—	—	—	8,250	798	25,946	28,322	63,317
	2010	—	—	—	8,250	763	11,747	20,118	40,878
William F. Dove	2012	—	—	—	—	798	31,322	4,212	36,332
	2011	—	—	—	—	166	6,221	—	6,387
	2010	—	—	—	—	—	—	—	—
Elliot S. Orol	2012	—	—	5,000	10,000	798	17,117	26,775	59,690
	2011	—	—	5,000	9,800	775	20,642	23,375	59,592
	2010	—	—	5,000	9,800	763	9,925	29,865	55,353

(1)

Company contributions to the SERP for each participant remain unvested until such participant has completed 10 years of service with the Company, and vest in full upon completion of 10 years of service. As required by the terms of the SERP, unvested Company contributions for each participant became fully vested as a result of the closing of the Merger on March 13, 2013. As Mr. Lee has more than 10 years of service with the Company, the Company’s SERP contributions for him were already fully vested prior to the closing of the Merger. The aggregate unvested amount of Company contributions to the SERP for the other NEOs that became vested at the closing of the Merger was approximately $395,000.

GRANTS OF PLAN-BASED AWARDS IN 2012

The following table provides information concerning awards made to the Named Executive Officers under the Company’s 2008 Long Term Equity Plan in 2012.

Name	Grant Date	All Other Stock Awards: Number of Shares(1)	Grant Date Fair Value of Stock Awards(1)(2)
Michael H. Lee(3)	03/01/12	38,986	$900,000
Michael H. Lee(4)(5)	03/01/12	27,099	625,590
William E. Hitselberger(4)(5)	03/01/12	10,770	248,625
Gary S. Maier(4)(5)	03/01/12	9,214	212,713
William F. Dove(4)(5)	03/01/12	10,656	246,000
Elliot S. Orol(4)(5)	03/01/12	7,511	173,400

(1)

The fair value reported is the average of the high and low price on the date of grant. The Company pays dividends on unvested outstanding restricted shares. The Company will not pay dividends on unvested shares issued under the 2013 LTIP.

(2)	This amount reflects the grant date fair value in accordance with FASB ASC Topic 718.

(3)

These restricted shares in the Predecessor Company granted on March 1, 2012 vest: 20% each March 1st in 2013, 2014, 2015, 2016 and 2017. This vesting schedule does not reflect the closing of the Merger on March 13, 2013.

(4)

These restricted shares in the Predecessor Company granted on March 1, 2012 vest: 25% each March 1st in 2013, 2014, 2015, and 2016. This vesting schedule does not reflect the closing of the Merger on March 13, 2013.

(5)

Although the Compensation Committee has historically made equity awards to the Named Executive Officers within the first quarter of each year based upon performance during the preceding year, the Committee determined not to make equity awards to any of the NEOs in the first quarter of 2013 for 2012 performance. The Committee may, but is not obligated to, make equity awards later in 2013 to any or all of the NEOs for 2012 performance. However, the Committee does not expect to make any such awards for at least six months following the closing of the Merger in March 2013, to provide the Committee with an opportunity to assess the results of the Merger, including the organizational structure of and the role of each NEO in the Company following the Merger. None of the NEOs currently has any right or is otherwise entitled to receive any equity award for 2012 performance.

Summary of Key Agreements

Chief Executive Officer Employment Agreement. On February 27, 2012, the Predecessor Company entered into a new employment agreement with Mr. Lee, which replaced his previous employment agreement with the Predecessor Company. Pursuant to Mr. Lee’s new employment agreement, which was assigned to and assumed by the Company effective as of the closing of the Merger on March 13, 2013, Mr. Lee will serve as the Company’s Chairman of the Board, President and Chief Executive Officer for a term of five years, followed by automatic additional one-year terms unless notice not to extend the term is provided by the Company or Mr. Lee at least one year prior to the end of the term. Mr. Lee receives an annual base salary and an annual incentive bonus and annual equity award, to be determined by the Board of Directors, with the target incentive bonus and equity award each in an amount equal to 100% of his annual base salary. Mr. Lee’s salary and target annual bonus and target equity award are subject to review for increase at the discretion of the Board of Directors or a committee of the Board of Directors. The agreement also provides for a one-time sign-on equity grant made on March 1, 2012 in the amount of $900,000 under the 2008 Long Term Equity Plan that vests in equal annual installments on the first, second, third, fourth and fifth anniversaries of the date of grant. The Compensation Committee determined to make this one-time equity grant to Mr. Lee in consideration of his agreement to forego the retirement benefits to which he would have been entitled under his prior employment agreement, to accept the strengthened noncompetition provisions in his new employment agreement and to continue to serve as the Company’s Chairman, President and Chief Executive Officer for an additional five-year term. Mr. Lee’s annual base salary, which has not been increased since 2009, was not increased for 2013, and remains at $900,000. Mr. Lee may also participate in certain executive benefit plans, which may include a paid country club membership up to $10,000 annually and a monthly car allowance up to $1,000. Mr. Lee may also participate in the Company’s long-term incentive plans.

If Mr. Lee’s employment terminates as a result of disability or death, Mr. Lee’s employment agreement automatically terminates, and he or his designated beneficiary or administrator, as applicable, is entitled to accrued salary through the termination date and a prorated annual cash bonus based on the actual cash bonus that Mr. Lee would have received for the year of such termination. Additionally, all of Mr. Lee’s stock-based awards will vest and his stock options will remain exercisable for one year after the date his employment terminates (or until the last day of the stock option term, whichever occurs first).

If the Company terminates Mr. Lee’s employment agreement for cause, which includes conviction of, or Mr. Lee’s pleading nolo contendere to, a crime involving moral turpitude or a felony, gross negligence or gross misconduct, all of the Company’s obligations under the agreement cease. Mr. Lee will only be entitled to receive his accrued base salary, and all outstanding incentive awards are forfeited. If Mr. Lee voluntarily terminates his employment agreement with the Company without good reason and not due to death, disability or retirement, all of the Company’s obligations under the agreement cease, and Mr. Lee will be entitled to receive his accrued base salary plus a prorated annual cash bonus based on the actual cash bonus that Mr. Lee would have received for the year of such termination. In the case of voluntary termination, Mr. Lee will have three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options, and all unvested incentive awards will be forfeited.

If the Company terminates Mr. Lee’s employment without cause or if Mr. Lee terminates his employment with good reason, then Mr. Lee is entitled to (i) his accrued base salary and a prorated annual cash bonus based on the actual cash bonus that Mr. Lee would have received for the year of such termination, (ii) a cash severance payment equal to 300% of the sum of his annual base salary and the average annual bonus paid to him within the preceding three years, (iii) a lump sum cash payment equal to the total premiums that would have been paid by the Company to provide for the continuation of life, accident and health insurance coverage for three years, and (iv) at least three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. “Good reason” under Mr. Lee’s employment agreement means any of the following events that has remained uncured, if curable, for 30 days after notice from Mr. Lee: the assignment to Mr. Lee of duties materially inconsistent with his position or a substantial diminution in his authority and duties; any reduction in Mr. Lee’s annual base salary or annual target bonus or annual target equity award opportunity; requiring Mr. Lee to be based more than 50 miles away from the Predecessor Company’s headquarters in New York, New York; the material breach by the Company of any of its other obligations under the employment agreement; or the failure of the Company to obtain the assumption of the employment agreement by any successor of the Company.

If the Company terminates Mr. Lee’s employment agreement without cause, or if Mr. Lee terminates his employment with good reason, in anticipation of, or within the 24-month period following, a change in control, which has substantially the same definition as set forth below for such term under the 2013 Long Term Incentive Plan and the 2008 Long Term Equity Plan, Mr. Lee is also entitled to receive the foregoing benefits and the immediate vesting of his previously unvested stock awards.

Unlike Mr. Lee’s prior employment agreement, which provided for an excise tax gross-up payment if payments received under the agreement and other payments received under other agreements or employee benefit plans result in the imposition of an excise tax under Section 4999 of the Code, his new employment agreement does not provide for an excise tax gross-up payment. Instead, it provides that if payments received under the agreement and other payments received under other agreements or employee benefit plans result in the imposition of an excise tax under Section 4999 of the Code, then the payments would be reduced (but not below zero) by the amount necessary to prevent the excise tax but only if, by reason of the deduction, the net after-tax economic benefit to Mr. Lee would exceed the net after-tax economic benefit to him if no such reduction were made.

If Mr. Lee retires, he receives his accrued base salary, a prorated annual cash bonus based on the actual cash bonus that he would have received for the year of such retirement, applicable retiree benefits, if any, and the continued vesting of unvested stock awards in accordance with their terms, and his stock options will remain exercisable until the earlier of the third anniversary of his retirement date or the last day of the stock option term. Mr. Lee will be eligible to retire for purposes of his employment agreement upon attainment of age 59 with 15 years of service.

Mr. Lee is also subject, under the terms of his employment agreement, to non-competition provisions and to non-solicitation provisions for a period of two years after termination of employment, along with ongoing confidentiality and non-disclosure requirements.

Other Named Executive Officers’ Employment Agreements. Under their respective employment agreements, each Named Executive Officer has agreed to serve in his current position and/or in such other positions as the Company (or, with respect to Messrs. Maier and Dove, the Predecessor Company) may assign. The initial term of service under the agreements is one year for Mr. Maier and two years for Messrs. Hitselberger, Dove and Orol, followed in each case by automatic additional one-year terms unless a notice not to extend the term is provided by the Company (or, with respect to Messrs. Maier and Dove, the Predecessor Company) or the employee prior to the end of the term. The amount of notice required is six months for Mr. Maier and one year for Messrs. Hitselberger, Dove and Orol.

Each Named Executive Officer receives a minimum annual base salary and an annual incentive bonus, to be determined by the Board of Directors, with the target bonus of 65% of annual base salary for Messrs. Hitselberger and Maier and 60% of annual base salary for Messrs. Dove and Orol. Each Named Executive Officer’s salary and target annual bonus are subject to review for increase at the discretion of the Board of Directors or a committee of the Board of Directors; however, they cannot be decreased below the salaries and target bonus percentages stated above. Each named executive may also participate in the Company’s long-term incentive plans. The 2012 annual base salaries for Messrs. Hitselberger and Orol were $517,500 and $374,000, respectively, and were increased, as of March 1, 2013, to $543,375 and $388,960. The 2012 annual base salaries for Messrs. Maier and Dove were $411,950 and $410,000, respectively, and were not increased as of March 1, 2013.

If a Named Executive Officer’s employment terminates as a result of disability or death, his employment agreement automatically terminates, and he or his designated beneficiary or administrator, as applicable, is entitled to accrued salary through the termination date and a prorated target bonus. Additionally, all stock-based awards will vest and his stock options will remain exercisable for one year after the date his employment terminates (or until the last day of the stock option term, whichever occurs first).

If the Company (or, with respect to Messrs. Maier and Dove, the Predecessor Company) terminates the employment of the Named Executive Officer without cause, which has substantially the same definition as that term does in Mr. Lee’s employment agreement, or if the Named Executive Officer terminates his employment with good reason, which has substantially the same definition as that term does in Mr. Lee’s employment agreement, then the terminated employee is entitled to (i) his accrued base salary and a prorated target bonus, (ii) a cash severance payment equal to 100% of the sum of his annual base salary and his target annual bonus, (iii) the continuation of health and welfare benefits for one year, except that those benefits will be reduced to the extent comparable benefits are received by or made available to the Named Executive Officer by a subsequent employer, and (iv) three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. The employment agreement of Mr. Maier also provides for the vesting of outstanding equity-based compensation.

If the Company (or, with respect to Messrs. Maier and Dove, the Predecessor Company) terminates a Named Executive Officer’s employment agreement without cause, or if the Named Executive Officer terminates his employment with good reason, in anticipation of, or within the 24-month period following, a change in control, which has substantially the same definition as set forth for such term under the LTEP, the Named Executive Officer is entitled to receive the foregoing benefits and is also entitled to immediate vesting of his previously unvested stock awards, and Mr. Maier will continue to receive health and welfare benefits for one year regardless of whether comparable benefits are received or made available to him by a subsequent employer. The employment agreements for Mr. Maier and Mr. Orol, which previously provided for an excise tax gross-up payment, were amended on November 6, 2012 to delete this excise tax gross-up payment provision. The amended employment agreements for Mr. Maier and Mr. Orol, as well as the employment agreements for Mr. Hitselberger and Mr. Dove, which were entered into more recently and do not provide for an excise tax gross-up payment, each provide instead that if payments received under the agreement and other payments received under other agreements or employee benefit plans result in the imposition of an excise tax under Section 4999 of the Code, then the payments would be reduced (but not below zero) by the amount necessary to prevent the excise tax but only if, by reason of the deduction, the net after-tax economic benefit to Mr. Hitselberger, Mr. Maier, Mr. Dove or Mr. Orol, as applicable, would exceed the net after-tax economic benefit to such Named Executive Officer if no such reduction were made.

If Mr. Maier retires upon attaining age 55 with 15 years of service, he receives his accrued base salary through the retirement date, prorated target bonus, applicable retiree benefits, if any, and vesting of previously unvested stock awards, and his stock options will remain exercisable for the full option term. If Mr. Hitselberger, Mr. Dove or Mr. Orol retires after attaining age 55 but before attaining age 62, he receives his accrued base salary through the retirement date and applicable retiree benefits, if any, and will have three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. If Mr. Hitselberger, Mr. Dove or Mr. Orol retires after attaining age 62, he receives his accrued salary through the retirement date, applicable retiree benefits, if any, and vesting of previously unvested stock awards, and his stock options will remain exercisable for the full option term.

The Named Executive Officers are subject under the terms of their respective employment agreements to non-solicitation provisions for a period of one year after the termination of their employment, along with ongoing confidentiality and non-disclosure requirements. Mr. Maier and Mr. Dove are each also subject to non-competition provisions for one year after the termination of employment, which under Mr. Maier’s agreement, but not Mr. Dove’s agreement, are limited to the states of New York and New Jersey.

In the “Potential Payments Upon Termination of Employment or Change of Control” table below, amounts are not provided for the financial effect of a termination for cause, as defined in each Named Executive Officer’s employment agreement, because the Named Executive Officers are not entitled to further benefits or compensation following such a termination.

2008 Long Term Equity Plan and 2013 Long Term Incentive Plan. As a result of the Merger on March 13, 2013, a change in control occurred. Accordingly, as required by the terms of the 2008 LTEP, the vesting of all unvested restricted stock and restricted stock units issued under the 2008 LTEP was accelerated, and such unvested restricted stock and restricted stock units were immediately vested. For a summary of the factors that the Committee took into consideration with respect to such accelerated vesting, please see “The Compensation Committee’s Process — Acceleration of Unvested Shares as a Result of the Merger” above.

With respect to the 2013 Long Term Incentive Plan, on the other hand, options issued under the 2013 LTIP become immediately exercisable only upon, and the period of restriction for any restricted stock and restricted stock units issued under the 2013 LTIP lapses only upon, both (1) the occurrence of a change in control and (2) the termination of employment other than for cause within two years of such change in control. A change in control is defined under both the 2008 Long Term Equity Plan and the 2013 Long Term Incentive Plan to mean any of the following events: (a) any “person” (within the meaning of Section 3(a)(9) of the Securities Exchange Act of 1934, including a “group” as defined in Section 13(d) of the Securities Exchange Act of 1934 (a “Person”)) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as the ownership of stock of the Company) that is not on the Effective Date (as defined in the 2008 Long Term Equity Plan and the 2013 Long Term Incentive Plan, respectively) the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities becomes after the Effective Date the beneficial owner, directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities; (b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this definition, considered as though such person were a member of the Incumbent Board; (c) consummation of a merger, consolidation, reorganization, share exchange or similar transaction (a “Transaction”) of the Company with any other entity, other than (i) a Transaction that would result in the voting securities of the Company outstanding immediately prior thereto directly or indirectly continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or a parent company) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity or parent company outstanding immediately after such Transaction or (ii) a Transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 20% of the combined voting power of the Company’s then outstanding securities; (d) the sale, transfer or other disposition (in one transaction or a series of related transactions) of more than 50% of the operating assets of the Company; or (e) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012

The following table sets forth information for each Named Executive Officer with respect to his outstanding equity awards as of December 31, 2012.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares of Stock That Have Not Vested(4)	Market Value of Shares of Stock That Have Not Vested
Michael H. Lee	04/01/06	455,364		$18.45	04/01/16
Michael H. Lee	03/22/07	56,843		26.75	03/22/17
Michael H. Lee	03/10/08	96,298		18.67	03/10/18
Michael H. Lee(1)						03/05/10	49,496	$880,534
Michael H. Lee(1)						03/07/11	52,096	926,788
Michael H. Lee(3)						03/07/11	34,731	617,864
Michael H. Lee(1)						03/01/12	27,099	482,091
Michael H. Lee(2)						03/01/12	38,986	693,561
William E. Hitselberger(1)						03/15/10	10,265	182,614
William E. Hitselberger(1)						03/07/11	11,468	204,016
William E. Hitselberger(3)						03/07/11	8,792	156,410
William E. Hitselberger(1)						03/01/12	10,770	191,598
Gary S. Maier(1)						03/12/09	2,349	41,789
Gary S. Maier(1)						03/05/10	6,506	115,742
Gary S. Maier(1)						03/07/11	7,246	128,906
Gary S. Maier(3)						03/07/11	5,555	98,823
Gary S. Maier(1)						03/01/12	9,214	163,917
William F. Dove(1)						11/15/11	24,885	442,704
William F. Dove(1)						03/01/12	10,656	189,570
Elliot S. Orol(1)						03/12/09	1,423	25,315
Elliot S. Orol(1)						03/05/10	4,469	79,504
Elliot S. Orol(1)						03/07/11	5,332	94,856
Elliot S. Orol(3)						03/07/11	4,088	72,726
Elliot S. Orol(1)						03/01/12	7,511	133,621

(1)	Vest 25% per year on each grant date anniversary.

(2)	Vest 20% per year on each grant date anniversary.

(3)	Vest 50% per year on each grant date anniversary.

(4)	This vesting schedule does not reflect the closing of the Merger on March 13, 2013.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to the Company’s equity compensation plans as of December 31, 2012.

	(A)	(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options and vesting of unvested stock grants	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	875,515	$20.14	230,943
Equity compensation plans not approved by security holders	—	—	—
Total	875,515	$20.14	230,943

OPTION EXERCISES AND STOCK VESTED IN 2012

The following table sets forth information for each Named Executive Officer with respect to stock options that were exercised and restricted shares that vested, and the value realized on such exercise or vesting, during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Michael H. Lee(1)			24,748	$556,211
Michael H. Lee(2)			17,366	380,750
Michael H. Lee(3)			34,731	761,477
Michael H. Lee(4)			7,605	168,945
Michael H. Lee(5)			5,529	123,435
Michael H. Lee(6)			14,964	267,706
William F. Hitselberger(7)			3,823	83,819
William F. Hitselberger(8)			8,793	192,787
William F. Hitselberger(9)			5,132	114,572
Gary S. Maier(10)			3,253	73,111
Gary S. Maier(11)			2,415	52,949
Gary S. Maier(12)			5,555	121,793
Gary S. Maier(13)			2,346	52,046
Gary S. Maier(14)			1,796	39,898
Gary S. Maier(15)			651	14,534
William F. Dove(16)			8,295	142,840
Elliot S. Orol(17)			2,234	50,209
Elliot S. Orol(18)			1,777	38,961
Elliot S. Orol(19)			4,088	89,629
Elliot S. Orol(20)			1,422	31,547

(1)	On March 5, 2012 Mr. Lee acquired 24,748 shares with a market price of $22.48 upon the lapse of Restricted Stock Shares.

(2)	On March 7, 2012 Mr. Lee acquired 17,366 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(3)	On March 7, 2012 Mr. Lee acquired 34,731 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(4)	On March 13, 2012 Mr. Lee acquired 7,605 shares with a market price of $22.22 upon the lapse of Restricted Stock Shares.

(5)	On March 15, 2012 Mr. Lee acquired 5,529 shares with a market price of $22.33 upon the lapse of Restricted Stock Shares.

(6)	On August 5, 2012 Mr. Lee acquired 14,964 shares with a market price of $17.89 upon the lapse of Restricted Stock Shares.

(7)	On March 7, 2012 Mr. Hitselberger acquired 3,823 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(8)	On March 7, 2012 Mr. Hitselberger acquired 8,793 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(9)	On March 15, 2012 Mr. Hitselberger acquired 5,132 shares with a market price of $22.33 upon the lapse of Restricted Stock Shares.

(10)	On March 5, 2012 Mr. Maier acquired 3,253 shares with a market price of $22.48 upon the lapse of Restricted Stock Shares.

(11)	On March 7, 2012 Mr. Maier acquired 2,415 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(12)	On March 7, 2012 Mr. Maier acquired 5,555 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(13)	On March 12, 2012 Mr. Maier acquired 2,346 shares with a market price of $22.19 upon the lapse of Restricted Stock Shares.

(14)	On March 13, 2012 Mr. Maier acquired 1,796 shares with a market price of $22.22 upon the lapse of Restricted Stock Shares.

(15)	On March 15, 2012 Mr. Maier acquired 651 shares with a market price of $22.33 upon the lapse of Restricted Stock Shares.

(16)	On November 15, 2012 Mr. Dove acquired 8,295 shares with a market price of $17.22 upon the lapse of Restricted Stock Shares.

(17)	On March 5, 2012 Mr. Orol acquired 2,234 shares with a market price of $22.48 upon the lapse of Restricted Stock Shares.

(18)	On March 7, 2012 Mr. Orol acquired 1,777 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(19)	On March 7, 2012 Mr. Orol acquired 4,088 shares with a market price of $21.93 upon the lapse of Restricted Stock Shares.

(20)	On March 12, 2012 Mr. Orol acquired 1,422 shares with a market price of $22.19 upon the lapse of Restricted Stock Shares.

NONQUALIFIED DEFERRED COMPENSATION FOR 2012

The following table sets forth information for the Named Executive Officers with respect to the Company’s Deferred Compensation Plan and SERP.

Name	Executive Contributions in 2012	Registrant Contributions in 2012(1)	Aggregate Earnings in 2012	Aggregate Withdrawals/ Distributions	Aggregate Balance December 31, 2012
Michael H. Lee(2)	—	$128,042	$641	—	1,538,293
William E. Hitselberger(3)	$122,569	43,523	13,285	—	226,598
Gary S. Maier(4)	—	32,532	42	—	101,203
William F. Dove(5)	—	4,212	813	—	5,025
Elliot S. Orol(6)	—	26,775	2,415	—	124,135

(1)

Company contributions to the SERP for each participant remain unvested until such participant has completed 10 years of service with the Company, and vest in full upon completion of 10 years of service. This vesting schedule does not reflect the closing of the Merger on March 13, 2013; please see footnote (1) to the All Other Compensation Table above. Company contributions to the SERP are also reported in the Summary Compensation Table for 2012 in the All Other Compensation column.

(2)

Mr. Lee participated in the SERP in 2012. Of the aggregate balance at December 31, 2012, $128,042, $483,278 and $469,202 were reported as compensation in the years ended December 31, 2012, 2011 and 2010, respectively. Contributions were invested in the Nationwide NVIT Money Market V fund.

(3)

Mr. Hitselberger participated in the Voluntary Deferred Compensation Plan and SERP in 2012. Of the aggregate balance at December 31, 2012, $43,523 was reported as compensation in the year ended December 31, 2012 and $0 was reported as compensation in the years ended December 31, 2011 and 2010, respectively, since he was not a member of the plan in 2011 and 2010. Contributions were invested in the Nationwide NVIT Money Market V, Fidelity VIP Freedom 2015, MFS VIT Value and Nationwide NVIT Mid Cap Index I funds.

(4)

Mr. Maier participated in the SERP in 2012. Of the aggregate balance at December 31, 2012, $32,532, $28,322 and $20,118 were reported as compensation in the years ended December 31, 2012, 2011 and 2010, respectively. Contributions were invested in the Nationwide NVIT Money Market V fund.

(5)

Mr. Dove participated in the SERP in 2012. Of the aggregate balance at December 31, 2012, $4,212 was reported as compensation in the year ended December 31, 2012 and $0 was reported as compensation in the years ended December 31, 2011 and 2010, respectively, since he was not a member of the plan in 2011 and 2010. Contributions were invested in the Lazard Ret Emerging Mkt Eq fund.

(6)

Mr. Orol participated in the SERP in 2012. Of the aggregate balance at December 31, 2012, $26,775, $23,375 and $29,865 were reported as compensation in the years ended December 31, 2012, 2011 and 2010, respectively. Contributions were invested in the Nationwide NVIT Money Market V, Dreyfus Stock Index Initial and PIMCO VIT Real Return Admin funds.

Potential Payments Upon Termination of

Employment or Change in Control

The following table provides information with respect to potential payments to the Named Executive Officers upon termination of their employment without cause by the Company or for good reason by the Named Executive Officers as these terms are defined in their respective employment agreements described under “Summary of Key Agreements” above. The table assumes a date of termination of December 31, 2012 (and, accordingly, does not reflect the closing of the Merger on March 13, 2013).

Michael H. Lee

Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause(a)	Retirement(b)	Death or Disability	Change in Control (“CIC”)(c)		Involuntary or Good Reason Termination upon or within 24 months after CIC(d)

Cash Severance Payment
Base Salary	$—	$2,700,000	$—	$—	$—		$2,700,000
Bonus	—	2,508,008	—	—	—		2,508,008
Pro-Rata Bonus(e)	225,000	225,000	—	225,000	—		225,000
Value of Unvested and Accelerated Equity Awards
Options	—	—	—	0	0		0
Restricted Stock	—	—	—	3,600,838	3,600,838	(f)	3,600,838
Present Value of Continuing Benefits(g)		56,120	—	—	—		56,120
Excise Tax Gross-Up	—	—	—	—	—		—
Total	$225,000	$5,489,128	$0	$3,825,838	$3,600,838		$9,089,966	(h)

(a)	Severance payments equal to three times base salary plus three times average annual bonus paid in the three fiscal years preceding termination.

(b)

Mr. Lee is not retirement eligible as of 12/31/2012. Upon retirement, Mr. Lee is eligible for: (i) pro rata bonus based on actual company performance; (ii) retiree benefits, if any; (iii) all unvested equity will continue to vest; and (iv) stock options will remain exercisable until the earlier of the third anniversary of termination or the last day of the option term.

(c)	Change in Control column excludes involuntary/good reason termination.

(d)	Severance payments equal to three times base salary plus three times average annual bonus paid in the three fiscal years preceding a change in control.

(e)	Represents pro-rata bonus based on actual bonus the executive would have earned in the year that the termination occurs.

(f)	Unvested equity awards will be accelerated upon the consummation of a merger that is anticipated to close in March 2013. (As noted above, the Merger closed on March 13, 2013.)

(g)	Represents three additional years of coverage for medical and life insurance.

(h)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280(g) and 4999 of the Code.

William E. Hitselberger

Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause(a)	Retirement(b)	Death or Disability	Change in Control (“CIC”)(c)		Involuntary or Good Reason Termination upon or within 24 months after CIC(d)

Cash Severance Payment
Base Salary	$—	$517,500	$—	$—	$—		$517,500
Bonus	—	336,375	—	—	—		336,375
Pro-Rata Bonus(e)	—	336,375	—	336,375	—		336,375
Value of Unvested and Accelerated Equity Awards
Options	—	—	—	0	0		0
Restricted Stock	—	—	—	734,638	734,638	(f)	734,638
Present Value of Continuing Benefits(g)	—	18,577	—	—	—		18,577
Excise Tax Gross-Up	—	—	—	—	—		—
Total	$0	$1,208,827	$0	$1,071,013	$734,638		$1,943,465	(h)

(a)	Severance payments equal to base salary plus target bonus in the fiscal year in which termination occurs.

(b)

Mr. Hitselberger is not retirement eligible as of 12/31/2012. Upon retirement, Mr. Hitselberger is eligible for: (i) retiree benefits, if any; (ii) all unvested equity will vest on the date of termination; and (iii) stock options will remain exercisable until the last day of the option term.

(c)	Change in Control column excludes involuntary/good reason termination.

(d)	Severance payments equal to base salary plus target bonus in the fiscal year of the change in control.

(e)	Represents pro-rata bonus equal to the target bonus opportunity in the fiscal year in which the termination event occurs.

(f)	Unvested equity awards will be accelerated upon the consummation of a merger that is anticipated to close in March 2013. (As noted above, the Merger closed on March 13, 2013.)

(g)	Represents one additional year of coverage for medical and life insurance.

(h)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280(g) and 4999 of the Code.

Gary S. Maier

Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause(a)	Retirement(b)	Death or Disability	Change in Control (“CIC”)(c)		Involuntary or Good Reason Termination upon or within 24 months after CIC(d)

Cash Severance Payment
Base Salary	$—	$411,950	$—	$—	$—		$411,950
Bonus	—	267,768	—	—	—		267,768
Pro-Rata Bonus(e)	—	267,768	—	267,768	—		267,768
Value of Unvested and Accelerated Equity Awards
Options	—	0	—	0	0		0
Restricted Stock	—	549,177	—	549,177	549,177	(f)	549,177
Present Value of Continuing Benefits(g)		18,707	—	—	—		18,707
Excise Tax Gross-Up	—	—	—	—	—		0
Total	$0	$1,515,370	$0	$816,945	$549,177		$1,515,370	(h)

(a)	Severance payments equal to base salary plus target bonus in the fiscal year of termination.

(b)

Mr. Maier is not retirement eligible as of 12/31/2012. Upon retirement, Mr. Maier is eligible for: (i) retiree benefits, if any; l (ii) al unvested equity will vest on the date of termination; and (iii) stock options will remain exercisable until the last day of the option term.

(c)	Change in Control column excludes involuntary/good reason termination.

(d)	Severance payments equal to base salary plus target bonus in the fiscal year of the change in control.

(e)	Represents pro-rata bonus equal to the target bonus opportunity in the fiscal year preceding the termination event.

(f)	Unvested equity awards will be accelerated upon the consummation of a merger that is anticipated to close in March 2013. (As noted above, the Merger closed on March 13, 2013.)

(g)	Represents one additional year of coverage for medical and life insurance.

(h)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280(g) and 4999 of the Code.

William F. Dove

Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause(a)	Retirement(b)	Death or Disability	Change in Control (“CIC”)(c)		Involuntary or Good Reason Termination upon or within 24 months after CIC(d)

Cash Severance Payment
Base Salary	$—	$410,000	$—	$—	$—		$410,000
Bonus	—	246,000	—	—	—		246,000
Pro-Rata Bonus(e)	—	—	—	295,883	—		—
Value of Unvested and Accelerated Equity Awards
Options	—	—	—	0	0		0
Restricted Stock	—	—	—	632,274	632,274	(f)	632,274
Present Value of Continuing Benefits(g)	—	18,577	—	—	—		18,577
Excise Tax Gross-Up	—	—	—	—	—		—
Total	$0	$674,577	$0	$928,157	$632,274		$1,306,851	(h)

(a)	Severance payments equal to base salary plus target bonus in the fiscal year preceding termination.

(b)

Mr. Dove is not retirement eligible as of 12/31/2012. Upon retirement, Mr. Dove is eligible for: (i) retiree benefits, if any; (ii) all unvested equity will continue to vest in accordance with their terms; and (iii) stock options will remain exercisable until the earlier of the third anniversary of the date of termination or the last day of the option term.

(c)	Change in Control column excludes involuntary/good reason termination.

(d)	Severance payments equal to base salary plus target bonus in the fiscal year preceding CIC.

(e)	Represents pro-rata bonus equal to the target bonus opportunity in the fiscal year preceding the termination event.

(f)	Unvested equity awards will be accelerated upon the consummation of a merger that is anticipated to close in March 2013. (As noted above, the Merger closed on March 13, 2013.)

(g)	Represents one additional year of coverage for medical and life insurance.

(h)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280(g) and 4999 of the Code.

Elliot S. Orol

Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause(a)	Retirement(b)	Death or Disability	Change in Control (“CIC”)(c)		Involuntary or Good Reason Termination upon or within 24 months after CIC(d)

Cash Severance Payment
Base Salary	$—	$374,000	$—	$—	$—		$374,000
Bonus	—	224,400	—	—	—		224,400
Pro-Rata Bonus(e)	—	224,400	—	224,400	—		224,400
Value of Unvested and Accelerated Equity Awards
Options	—	—	—	0	0		0
Restricted Stock	—	—	—	406,021	406,021	(f)	406,021
Present Value of Continuing Benefits(g)		18,647	—	—	—		18,647
Excise Tax Gross-Up	—	—	—	—	—		0
Total	$0	$841,447	$0	$630,421	$406,021		$1,247,468	(h)

(a)	Severance payments equal to base salary plus target bonus in the fiscal year of termination.

(b)

Mr. Orol is age 57 as of 12/31/2012. Upon retirement between 55 and 62, Mr. Orol is eligible for: (i) retiree benefits, if any; and (ii) stock options will remain exercisable until the last day of the option term. Outstanding/unvested equity awards would be forfeited.

(c)	Change in Control column excludes involuntary/good reason termination.

(d)	Severance payments equal to base salary plus target bonus in the fiscal year of change in control.

(e)	Represents pro-rata bonus equal to the target bonus opportunity in the fiscal year of the termination event.

(f)	Unvested equity awards will be accelerated upon the consummation of a merger that is anticipated to close in March 2013. (As noted above, the Merger closed on March 13, 2013.)

(g)	Represents one additional year of coverage for medical and life insurance.

(h)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280(g) and 4999 of the Code.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO THE

COMPANY’S RISK MANAGEMENT

The Compensation Committee believes that the Company’s compensation policies and practices for all employees, including its executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company. The process undertaken by the Compensation Committee to reach this conclusion consisted of a review and discussion by the Committee of the various elements of the Company’s compensation program. In its review and discussion, the Compensation Committee noted that these elements include a balance of fixed and variable compensation, that the variable compensation consists of both short-term and long-term incentive plans, and that the incentive plans provide for the vesting of certain benefits over several years and, for the Named Executive Officers and certain other designated senior officers participating in the 2013 LTIP, for equity awards primarily based on performance measured over a three-year period and payable following such period.

The Compensation Committee further noted that four distinct financial performance metrics are used to determine maximum compensation levels under the STIP and the 2008 LTEP for the Chief Executive Officer and used generally as a guide in determining compensation levels for other employees, and that these metrics are based on, among other things, profitability measures such as operating return on equity and combined ratio as well as on premium growth. The Committee believes that in addition to being a standard property and casualty insurance industry measure of profitability, combined ratio also serves as an important risk management tool by discouraging the Company from writing unprofitable business.

For 2013, as described under “Compensation Discussion and Analysis — Compensation Philosophy and Objectives” above and subject to stockholder approval at the Annual Meeting, the Compensation Committee established the 2013 LTIP to more directly align the interests of the Named Executive Officers and other designated senior officers of the Company with those of the Company’s stockholders. Under the 2013 LTIP, two distinct performance metrics, relative total shareholder return and relative operating return on equity, each measured over a three-year period, will be the primary determinants of maximum, and actual, compensation levels for the Chief Executive Officer and the other Named Executive Officers. Individual employees do not have particular incentives that differ from those of other employees or of the Company.

DIRECTOR COMPENSATION FOR 2012

The following table sets forth the total compensation paid to each independent Board member in 2012.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Charles A. Bryan	$143,500	$55,000	$198,500
William W. Fox, Jr.	125,500	55,000	180,500
William A. Robbie	125,500	55,000	180,500
Steven W. Schuster	137,500	55,000	192,500
Robert S. Smith	138,500	55,000	193,500
Jan R. Van Gorder	127,500	55,000	182,500
Austin P. Young, III	144,500	55,000	199,500

(1)

The fair value reported is the average of the high and low price on the date of grant. The Company pays dividends on unvested outstanding restricted shares. As of December 31, 2012, Messrs. Bryan, Fox, Robbie, Schuster, Smith, Van Gorder and Young each held 2,382 restricted stock shares of the Predecessor Company that vested on March 1, 2013.

Independent Director Compensation

Directors’ compensation is intended to attract and retain well-qualified and dedicated independent directors. Fees paid to independent directors are designed to compensate Directors for time spent on Company matters. Stock-based awards are designed to align the Directors’ interests with those of the Company’s stockholders and to allow the Company to remain competitive with other companies in attracting and retaining well-qualified directors. The compensation structure for independent Directors, which was revised effective as of the Company’s 2011 Annual Meeting of Stockholders and remains in effect, provides for the payment of an annual retainer consisting of $55,000 in cash, payable quarterly, and $55,000 in restricted stock, which vests on the first anniversary of the date of grant. Each independent Director is also paid $8,000 for attendance at each two-day set of quarterly Board and committee meetings and $11,000 for attendance at each three-day set of quarterly Board and committee meetings. Directors are not compensated for attendance at Board or committee meetings other than the regularly scheduled quarterly meetings unless the meeting chairman determines, based upon such factors as the need to travel and the length of the meeting, that attendance at a particular meeting is compensable, in which event the fee payable to each Director for attendance at such a Board meeting would be $2,000, the fee payable to each Audit Committee member for attendance at such an Audit Committee meeting would be $1,500, and the fee payable to each Compensation Committee member, Corporate Governance and Nominating Committee member and Investment Committee member for attendance at such a meeting of their respective committees would be $1,000. In addition, the Audit Committee chairman receives an annual fee of $20,000, the Compensation Committee chairman receives an annual fee of $15,000, and the Corporate Governance and Nominating Committee and Investment Committee chairmen each receive an annual fee of $10,000. Also, the lead independent Director of the Board, a position created in November 2012 as described under “Additional Information Regarding the Board — Board Leadership Structure,” receives an annual fee of $15,000. Directors are reimbursed for expenses incurred in traveling to and from Board and committee meetings. In addition to the standing committees described above, the Board may also from time to time create special or temporary committees to address certain unique issues or transactions as the Board deems appropriate. The fees for special committees can vary depending on the effort and time commitment required of the committee members.

AUDIT COMMITTEE REPORT

The Audit Committee has been appointed by the Board of Directors to assist the Board of Directors in fulfilling its responsibility to oversee the financial affairs, risk management with respect to financial, audit, accounting and internal control matters, accounting and financial reporting processes and audits of the financial statements of the Company. The Committee operates under a written charter adopted by the Board of Directors and reviewed annually by the Committee. The charter is available on the Company’s website at www.twrgrpintl.com. The Committee has furnished the following report for 2012.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls for the preparation of the financial statements and for the public reporting process. PricewaterhouseCoopers LLP, the Company’s 2012 independent registered public accounting firm, is responsible for expressing its opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.

The Committee has reviewed and discussed with management and with the independent registered public accounting firm the audited financial statements for the year ended December 31, 2012 and PricewaterhouseCoopers LLP’s evaluation of the Company’s internal control over financial reporting. The Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards adopted or referenced by the Public Company Accounting Oversight Board (“PCAOB”) and SEC Rule 2-07, Communications with Audit Committees, as currently in effect.

The Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence. The Committee has also considered the compatibility of the provision for non-audit services with the independent registered public accounting firm’s independence.

Based on the Committee’s reviews and discussions referred to above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

This report is provided by the following independent directors, who constitute the Committee:

Austin P. Young, III, Chairman

Charles A. Bryan

William W. Fox, Jr.

William A. Robbie

PRE-APPROVAL POLICY FOR SERVICES OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANT

The Audit Committee is required to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, both as to the permissibility of the auditors performing such services and the amount of fees to be paid in connection therewith, subject to certain de minimis exceptions for which the Audit Committee’s approval is required before completion of the audit. The Audit Committee may delegate pre-approval authority to one or more of its members when appropriate, provided that the decisions of such members to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Policies and procedures for the pre-approval of audit and permissible non-audit services must be detailed as to the particular service. The Audit Committee must be informed of each service rendered pursuant to any such policies or procedures.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT’S FEES

The aggregate fees billed for professional services by PricewaterhouseCoopers in 2012 and 2011 for these various services were:

Type of Fees	2012(1)	2011
Audit fees	$3,843,000	$4,216,706
Audit-related fees	668,811	10,200
Tax fees	43,401	—
All other fees	1,800	1,800
Total	$4,557,102	$4,228,706

(1)	Estimate

In the above table, in accordance with the SEC’s definitions and rules, “Audit fees” are fees and out-of-pocket expenses that are billed or expected to be billed by PricewaterhouseCoopers LLP for the audit of annual financial statements included in the Form 10-K, the review of financial statements included in the Forms 10-Q, the audit of internal control in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, the review of comfort letters, the preparation of consents and the completion of statutory audits.

“Audit-related fees” are fees billed by PricewaterhouseCoopers, LLP relating to the performance of audits and attest services including work related to the Merger, review of pro forma filings for acquisitions and miscellaneous statutory filings for acquired businesses. “Tax fees” are fees billed for tax compliance, tax advice and tax planning. “All other fees” are for any services not included in the first three categories.

The Audit Committee retained PricewaterhouseCoopers LLP to audit the consolidated financial statements and internal controls over financial reporting for 2012. In addition, the Audit Committee retained PricewaterhouseCoopers LLP as well as other accounting firms to provide other auditing and advisory services in 2012. When PricewaterhouseCoopers LLP’s proposed services are consistent with the Securities and Exchange Commission’s rules on auditor independence and other applicable laws, the Audit Committee will consider whether PricewaterhouseCoopers LLP is best positioned to provide these services efficiently. The Audit Committee has also adopted procedures to pre-approve all non-audit related work performed by PricewaterhouseCoopers LLP.

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to the stockholders’ ratification, the Audit Committee has appointed the firm of PricewaterhouseCoopers LLP, which served as the Predecessor Company’s independent registered public accounting firm for 2012, to serve as the Company’s independent registered public accounting firm for 2013. If the stockholders do not ratify this appointment by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting, other independent registered public accounting firms will be considered by the Audit Committee.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so. The representative is also expected to be available to respond to appropriate questions.

The Board of Directors Recommendation.

The Board of Directors recommends a vote “FOR” this proposal.

3.	REAPPROVAL OF THE MATERIAL TERMS OF THE COMPANY’S SHORT TERM PERFORMANCE INCENTIVE PLAN

The Company requests that stockholders reapprove the material terms of the Company’s Short Term Performance Incentive Plan (the “Short Term Incentive Plan” or “STIP”), which became effective January 1, 2008, upon stockholder approval at the 2008 Annual Meeting of Stockholders of the Predecessor Company, and was approved by the Board of Directors of the Company following the closing of the Merger in March 2013.

The STIP supports the Company’s recruitment and retention objectives by providing participants with competitive compensation and appropriate incentives to enhance the profitability and growth of the Company, and by rewarding them for their service and personal contribution to the Company’s success. Reapproval of the material terms of the STIP preserves the Company’s ability to deduct compensation associated with performance-based incentive awards made under the plan.

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount the Company may deduct in any one year for compensation paid to certain of its executive officers. There is, however, an exception to this limit for certain performance-based compensation. Awards made pursuant to the plan may constitute performance-based compensation and thereby avoid the deductibility limitation of Section 162(m).

To qualify for this exception under Section 162(m) of the Code, stockholders must approve the material terms of the performance goals of the plan every five years. In 2008, the Compensation Committee of the board of directors of the Predecessor Company approved the plan, the material terms of which were subsequently approved by stockholders at the 2008 Annual Meeting of Stockholders of the Predecessor Company.

The Company is now submitting the material terms of the plan for reapproval by vote of the stockholders at the Annual Meeting. If this proposal is not approved by stockholders, the Company will continue to grant awards under the plan, but the awards will not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and might not be fully tax deductible.

Following is a description of the material terms of the plan. The description is qualified in its entirety by the actual provisions of the plan, which is attached to this proxy statement as Appendix A.

Adoption of the Plan. The Company’s Short Term Performance Incentive Plan was originally adopted by the board of directors of the Predecessor Company on February 21, 2008 and became effective on January 1, 2008, with stockholder approval at the Predecessor Company’s 2008 Annual Meeting of Stockholders. The Compensation Committee has determined not to revise the material terms of the plan in 2013. The plan will remain in effect until such time as it is terminated by the Board of Directors.

Purpose of the Plan. The primary purpose of the plan is to enhance the Company’s ability to attract and retain highly qualified employees and to provide its employees with additional financial incentives to promote the success of the Company and its subsidiaries, while tying a portion of their compensation to measures affecting stockholder value. These financial incentives will be in the form of short-term cash incentives for achievement of specific pre-established performance objectives. It is intended that awards under the plan qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code so that the Company can fully deduct the incentive awards paid under the plan as business expenses for federal income tax purposes.

Eligibility. The plan limits eligibility to those employees of the Company or its subsidiaries who are designated by the Committee (as defined below), in its sole and absolute discretion, as eligible to receive an incentive award under the plan.

Plan Administration. The plan is administered by the Compensation Committee of the Board of Directors or another committee that the Board of Directors selects consisting solely of two or more independent members of the Board of Directors. The Committee approves the participants for any particular performance period, the applicable performance targets and the other key terms of the awards. Except with respect to awards made to executive officers who are not reasonably expected to be subject to the tax deduction limitations under Section 162(m) of the Internal Revenue Code, to the extent permitted by law and the provisions of the plan, the Committee may delegate its authority and responsibilities under the plan to any officer or employee of the Company, subject to such restrictions and limitations as the Committee may prescribe.

Description of Awards. Incentive awards under the plan are based upon performance measured against pre-established performance targets over a specified performance period. The performance period used for awards is generally the calendar year; however, the Committee may approve a different period. Within ninety days after the beginning of each performance period or, if less than ninety days, the number of days which is equal to twenty-five percent of the relevant performance period applicable to an incentive award, the Committee must establish, in writing, the participants to whom incentive awards will be granted, and specify the terms and conditions for the determination and payment of incentive awards, including, if applicable, the extent to which participants will have the right to receive an incentive award payment following termination of employment.

The Committee must designate the applicable performance period, establish the target incentive award for each participant, establish the performance objective or objectives that must be satisfied in order for a participant to receive an incentive award for such performance period and establish the method in which a participant’s incentive award will be computed if the performance objectives established by the Committee are met at a level below or above the target level. Performance targets are established at the discretion of the Committee and can be expressed in absolute terms, as a goal relative to performance in prior periods, as a goal compared to the performance of comparable companies or as an index covering multiple companies or in such other way as the Committee prescribes. They can be expressed as an objective formula to be used in calculating the amount of the incentive award the participant will be eligible to receive at various levels of achievement.

The target incentive award will be a percentage of the participant’s annual salary at the end of the performance period or such other amount as the Committee may determine. Under the plan, if the performance objectives established by the Committee are met at the target level, the participant will receive an incentive award equal to 100% of the target incentive award. If the performance objectives established by the Committee are met at a level below or above the target level, the participant will receive an incentive award equal to a percentage of the target incentive award, with such percentage based on such factors as the Committee shall determine, or the objective formula or standard established in writing by the Committee (in the case of an incentive award that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and regulations promulgated thereunder). The terms of the awards may vary from year to year and from participant to participant.

Performance Measures. Performance measures are based upon one or more of the following factors: earnings per share, diluted earnings per share, operating earnings per share, diluted operating earnings per share, economic value created, book value per share, diluted book value per share, market share (actual or targeted growth), net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets (actual or targeted growth), return on capital (actual or targeted growth), return on equity (actual or targeted growth), return on investment (actual or targeted growth), revenue (actual or targeted growth), premiums written, earned or produced (gross or net), premium growth, cash flow, operating margin, loss ratio (gross or net), expense ratio (gross or net), combined ratio (gross or net), share price, share price growth, and/or total stockholder return.

In addition, the following additional performance measures may also be used to the extent consistent with the requirements of Section 162(m) of the Internal Revenue Code: one or more personal objectives or goals, including implementation of Company and/or subsidiary policy, development of long-term business goals or strategic plans for the Company and/or a subsidiary, negotiation of significant corporate transactions, meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries and/or other affiliates or joint ventures or the exercise of specific areas of management responsibility; provided, however, that the measurement of any such objectives or goals must be objectively determinable.

The Committee may adjust the amount of an incentive award; however, the Committee may only reduce (not increase) the amount of an incentive award if it is intended that the award qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Unusual or Nonrecurring Events. Unless otherwise determined by the Committee, performance objective targets may be adjusted to take into account unusual or nonrecurring events affecting the Company, a subsidiary or a division or business unit, or the financial statements thereof, or changes in applicable laws, regulations or accounting principles to the extent such unusual or nonrecurring events or changes in applicable laws, regulations or accounting principles otherwise would result in dilution or enlargement of the incentive award intended to be paid. With respect to any incentive award intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and regulations promulgated thereunder, it is intended that such adjustment be made in such manner as will not cause the incentive award to fail to qualify as performance-based compensation.

Certification of Awards. With respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, following each performance period, the Committee must certify in writing the degree to which the performance targets for each performance period have been achieved and the applicable amount to which the participant might be entitled.

Limitation on Award Amounts. The plan limits the amount that can be paid with respect to awards to any one participant in any one calendar year to $5,000,000. This limitation does not apply in the case of an incentive award that is paid early because of a change in control or other transaction or event that provides for accelerated payment of an award.

Payment of Awards. If an award is earned, payment is made in cash as soon as practicable, and in any event no later than the 15th day of the third month following the calendar year in which ends the performance period with respect to which the incentive awards are made.

Termination of Employment. Except as otherwise provided by the Committee, a participant must be employed on the last day of the award’s performance period to become entitled to payment with respect to the award.

Amendment and Termination of the Plan. The plan may be amended, modified or terminated by the Board of Directors, provided that no amendment that requires stockholder approval in order to maintain the qualification of incentive awards intended to qualify as performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder shall be made without such stockholder approval.

Committee Members Not Liable. The plan provides that the Committee and board members administering the plan shall not be liable for any act, omission, interpretation, construction or determination made in connection with the plan, other than as a result of such individual’s willful misconduct, which results in any loss, cost, liability or expense that may be imposed upon or incurred by them in connection with or resulting from claims, actions, suits or proceedings relating to their involvement with the plan.

Clawback. The Committee reserves the right to recoup certain payments made under this Plan to the extent necessary to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

New Plan Benefits

Short Term Performance Incentive Plan

Name and Principal Position	Dollar Value ($)(1)	Number of Units (#)(2)
Michael H. Lee Chairman of the Board, President and Chief Executive Officer	•	—

William E. Hitselberger Executive Vice President, Chief Financial Officer	•	—

Gary S. Maier Executive Vice President, Chief Underwriting Officer	•	—

William F. Dove Senior Vice President, Chief Risk Officer and Chief Actuary	•	—

Elliot S. Orol Senior Vice President, General Counsel and Secretary	•	—

Executive Group	•	—

Non-Executive Director Group	•	—

Non-Executive Officer Employee Group	•	—

(1)

New Plan Benefits Table. Since the determination of whether awards will be made and, if awards are made, the selection of plan participants and the key terms of awards, including performance targets, performance periods, performance measures and vesting schedules, are established each year in the discretion of the Compensation Committee, it cannot be determined at this time what amounts, if any, will be paid in the future.

(2)	Payment of awards granted under the STIP is in cash and does not include any stock unit component.

The Board of Directors Recommendation.

The Board of Directors recommends a vote “FOR” reapproval of the material terms of the Company’s Short Term Performance Incentive Plan.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to receive the full income tax deduction for performance-based compensation paid under the plan. The Board of Directors is therefore asking the stockholders to reapprove, for purposes of Section 162(m) of the Code, the material terms of the plan set forth above. The complete text of the plan is set forth as Appendix A.

The presence, in person or by proxy, of the holders of record of a majority of the votes entitled to be cast in respect of all outstanding shares of common stock of the Company shall constitute a quorum for the purpose of considering this Proposal 3. Pursuant to the Company’s Amended and Restated Bye-laws, the affirmative vote of a majority of the shares present (whether in person or by proxy) that are entitled to vote shall constitute approval of this Proposal 3 by the stockholders. Abstentions will be counted for the purpose of determining whether a quorum is present and count as votes against this proposal and broker non-votes will have no effect.

4.	APPROVAL OF THE COMPANY’S 2013 LONG TERM INCENTIVE PLAN

The Company requests stockholder approval of the Company’s 2013 Long Term Incentive Plan (“2013 Long Term Incentive Plan” or the “2013 LTIP”) to replace, beginning with the 2013 performance year, the Company’s existing Long Term Equity Plan (“2008 Long Term Equity Plan” or “2008 LTEP”). Awards previously granted under the 2008 Long Term Equity Plan, including equity awards granted in the first quarter of 2013 for performance in 2012, will continue to vest in accordance with the vesting schedule in effect at the time such awards were granted.

Pursuant to NASDAQ Rule 5635(c), stockholder approval of the 2013 LTIP is required in order for the Company to adopt the plan.

The following is a summary of the material terms of the plan. The description of the plan is qualified in its entirety by the actual provisions of the plan, which is attached to this proxy statement as Appendix B.

Summary Description of the Plan

Plan History. The 2013 Long Term Incentive Plan was approved by the Board effective as of May 7, 2013, subject to stockholder approval at the Annual Meeting. Beginning in 2013, all equity awards with respect to 2013 and future performance years will be made under the 2013 LTIP. Upon stockholder approval of the 2013 LTIP, no further awards will be made under the 2008 LTEP. However, awards previously granted under the 2008 LTEP, including equity awards granted in the first quarter of 2013 for performance in 2012, will continue to vest in accordance with the vesting schedule in effect at the time such awards were granted.

Administration. The plan is administered by the Compensation Committee of the Board of Directors or another committee that the Board of Directors selects consisting solely of two or more independent members of the Board of Directors. The Committee interprets the terms of the plan and determines who is eligible to receive awards under the plan. The Committee may adopt rules, regulations and guidelines for administering the plan and may delegate its administrative duties. The Committee makes all other determinations that may be necessary for the administration of the plan, and all such determinations and decisions made by the Committee pursuant to the provisions of the plan and all related orders and resolutions of the Board of Directors are final and binding on all persons.

Eligibility and Participation. All employees, directors, and consultants of the Company or its subsidiaries are eligible to participate in the plan. Approximately 165 individuals are currently eligible to participate. The Committee determines which of these employees, directors or consultants will receive awards. Because the plan provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate in the plan and the benefits that will be provided to the participants cannot be determined at this time.

Stock Available for Issuance Under the Plan. The total number of shares that may be issued under the plan will be 2,150,000 shares, plus any remaining shares available for issuance under the 2008 LTEP as of the effective date of the 2013 LTIP. The last reported sale price of a share of Company common stock on March 19, 2013 was $18.20. Any or all of the shares available for issuance under the plan shall be available for issuance as incentive stock options.

The plan provides that if an award is settled in cash rather than shares or is forfeited, expires or is cancelled without delivery of shares, the shares subject to the award will be available for new awards under the plan. The plan also provides that upon the exercise of a stock-settled stock appreciation right, only the number of shares subject to an award that are then being exercised will be counted against the maximum aggregate number of shares that may be issued under the plan as provided above. In addition, shares tendered in payment of an option exercise price or withheld to pay taxes shall not count against the maximum aggregate limit under the plan.

Description of Awards Under the Plan. The Committee may award stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and other awards (including, without limitation, deferred shares, shares or cash based on attainment of performance or other goals established by the Committee, or shares in lieu of cash under other incentive or bonus programs). The forms of awards are described in greater detail below.

Stock Options. The Committee can award incentive stock options, which are intended to comply with Section 422 of the Internal Revenue Code, or nonqualified stock options, which are not intended to comply with Section 422 of the Internal Revenue Code. The Committee determines the terms of the stock options, including the period during which the stock options may be exercised, which may not exceed ten years (five years for an incentive stock option granted to a 10% stockholder), and the exercise price of the stock options, which may not be less than the fair market value of the underlying shares of common stock on the date the stock option is granted (110% of fair market value for incentive stock options granted to a 10% stockholder). Subject to the specific terms of the plan, the Committee has discretion to set any additional limitations on stock option grants as it deems appropriate.

The Committee may impose such restrictions on the transferability of any shares acquired pursuant to the exercise of an option as it may deem advisable, including restrictions under federal securities laws, the requirements of any stock exchange or market upon which such shares are then traded, and any blue sky or state securities laws applicable to such shares.

Each stock option award agreement sets forth the extent to which the participant will have the right to exercise the stock option following termination of the participant’s employment or, if the participant is a director or a consultant, service with the Company and its subsidiaries. The termination provisions are determined by the Committee need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment or service as a director or consultant.

The exercise price of a stock option is payable in full either in cash or its equivalent, by tendering or attesting to the ownership of shares having a fair market value at the time of exercise equal to the total exercise price, by broker-assisted cashless exercise, by any other method approved by the Committee or by a combination of these methods.

Stock Appreciation Rights. The Committee may grant stock appreciation rights in tandem with stock options, freestanding and unrelated to options, or any combination of these forms. In any case, the form of payment of a stock appreciation right will be determined by the Committee at the time of grant, and may be in shares of common stock, cash, or a combination of the two. If granted other than in tandem with a stock option, the Committee will determine the number of shares of common stock covered by, and the exercise period for, the stock appreciation right. The term of a freestanding stock appreciation right may not be more than ten years.

The plan provides that a stock appreciation right’s grant price will equal the fair market value of the underlying shares of common stock on the date the stock appreciation right is granted. The grant price of a stock appreciation right granted in tandem will equal the exercise price of the related stock option. Upon exercise of the stock appreciation right, the participant will receive an amount equal to the excess of the fair market value of one share of stock on the date of exercise over the fair market value of one share of the stock on the grant date, multiplied by the number of shares of stock covered by the stock appreciation right exercise.

If granted in tandem with an option, a stock appreciation right may not have an exercise period longer than that of the option, and may be exercised only with respect to the shares for which its related option is then exercisable. On exercise of the tandem stock appreciation rights, the participant will surrender the related options, and receive on exercise an amount equal to the excess of the fair market value of one share of stock on the date we receive the surrender election over the option exercise price, multiplied by the number of shares of stock covered by the stock appreciation right exercise. The exercise of all or part of a tandem stock appreciation right shall result in the forfeiture of the right to purchase a number of shares under the related option equal to the number of shares with respect to which the stock appreciation right is exercised. Conversely, upon exercise of all or part of an option with respect to which a tandem stock appreciation right has been granted, an equivalent portion of the tandem stock appreciation right shall similarly be forfeited.

Additionally, with respect to a tandem stock appreciation right granted in connection with an incentive stock option, the value of the payout with respect to the tandem stock appreciation right may be no more than the difference between the exercise price of the underlying incentive stock option and the fair market value of the shares subject to the underlying incentive stock option at the time the tandem stock appreciation right is exercised, and the tandem stock appreciation right may be exercised only when the fair market value of the shares subject to the incentive stock option exceeds the exercise price of the incentive stock option.

Each stock appreciation right award agreement will set forth the extent to which the participant will have the right to exercise the stock appreciation right following termination of the participant’s employment or service as a director or consultant. The termination provisions will be determined within the discretion of the Committee, need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment or service as a director or consultant.

Restricted Stock. The Committee is authorized to award shares of restricted common stock under the plan upon such terms and conditions as it may establish. The participants may be required to pay a purchase price for each share of restricted stock granted. The award agreement will specify the period(s) of restriction, the number of shares of restricted common stock granted and such other provisions as the Committee determines. Shares of restricted stock may not be sold or otherwise transferred during the applicable period of restriction or until satisfaction of other conditions imposed by the Committee in its sole discretion.

Unless otherwise determined by the Committee, holders of shares of restricted stock have voting rights with respect to these shares. All dividends and distributions paid with respect to shares of restricted stock will be credited to the holders, subject to the same restrictions on transferability and forfeiture conditions as the restricted stock with respect to which they are paid, and shall be paid upon the vesting of the shares of restricted stock with respect to which such dividends and distributions were credited. The Committee may apply any restrictions that it believes are appropriate to the payment of dividends declared with respect to such restricted stock in order to maintain eligibility for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code.

Each award agreement for restricted stock will set forth the extent to which the holder will have the right to retain unvested restricted stock following termination of the holder’s employment or service as a director or consultant. These provisions are determined in the sole discretion of the Committee, need not be uniform among all shares of restricted stock issued under the plan and may reflect distinctions based on reasons for termination of employment or service as a director or consultant.

Restricted Stock Units and Performance Shares. The Committee is also authorized to award restricted stock units and performance shares under the plan upon such terms and conditions as it establishes. The award agreement will specify the applicable period(s) of restriction and/or performance period(s), the number of restricted stock units or performance shares granted and such other provisions as the Committee determines and/or restrictions under applicable federal or state securities laws. The initial value of a restricted stock unit or performance share shall equal the fair market value of a share on the date of grant. The holders have no voting rights with respect to the restricted stock units or performance shares and the awards may not be sold or transferred during the applicable period of restriction or performance period, or until earlier satisfaction of other conditions imposed by the Committee.

Holders may receive dividend equivalents on their shares of restricted stock units and performance shares and the Committee, in its discretion, will determine whether and how such dividend equivalents on restricted stock units are to be paid. The Committee may apply any restrictions that it believes are appropriate to the payment of dividends declared with respect to such restricted stock units or performance shares in order to maintain eligibility for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code.

Restricted stock units may be paid in cash or in shares (or in a combination thereof) that have an aggregate fair market value equal to the value of the restricted stock units earned pursuant to individual award agreements. Holders of performance shares will be entitled to receive payout on the number of performance shares earned over the performance period, determined as a function of the extent to which the corresponding performance measures have been achieved, in cash or in shares of common stock (or in a combination thereof) that have an aggregate fair market value equal to the value of the performance shares earned pursuant to individual award agreements.

Each award agreement for restricted stock units or performance shares will set forth the extent to which the holder will have the right to retain unvested restricted stock units or performance shares following termination of the holder’s employment or service as a director or consultant. These provisions will be determined in the sole discretion of the Committee, need not be uniform among all awards of restricted stock units or performance shares issued under the plan and may reflect distinctions based on reasons for termination of employment or service as a director or consultant.

Other Awards. The Committee may grant other awards which may include, without limitation, the grant of deferred shares, shares or cash based on attainment of performance or other goals established by the Committee, or shares in lieu of cash under other incentive or bonus programs. These other awards may be subject to such terms and conditions as the Committee establishes.

Performance Measures. The Committee may grant awards under the plan subject to the attainment of any one or more of the following performance measures: earnings per share, diluted earnings per share, operating earnings per share, diluted operating earnings per share, book value per share, diluted book value per share, economic value added, market share (actual or targeted growth), net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets (actual or targeted growth), return on capital (actual or targeted growth), return on equity (actual or targeted growth), return on investment (actual or targeted growth), premiums written or earned (gross, net or direct), revenue (actual or targeted growth), premiums written, earned or produced (gross or net) or premium growth, cash flow, operating margin, loss ratio (gross or net), expense ratio (gross or net), combined ratio (gross or net), share price, stock price growth, total shareholder return (actual or relative), or one or more personal objectives or goals including implementation of Company and/or subsidiary policy, development of long-term business goals or strategic plans for the Company and/or a subsidiary, negotiation of significant corporate transactions, meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries and/or other affiliates or joint ventures or the exercise of specific areas of management responsibility.

Awards and any related dividends or dividend equivalents that are not designed to qualify for the performance-based compensation exception may be based on these or such other performance measures as the Committee may determine.

Subject to the individual and plan limits described herein, the number of performance-based awards granted to any participant in any year is determined by the Committee in its sole discretion. Awards that are designed to qualify as performance-based compensation and that are held by employees covered under Section 162(m) may not be adjusted upward, but the Committee may adjust such awards downward.

The Committee may make other adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan. With respect to any awards intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code, any such exception shall be specified when the performance goals are established.

Individual Award Limits. Subject to adjustments pursuant to the plan provision described in the next paragraph, the following individual award limits apply under the plan. The maximum number of shares with respect to which stock options may be awarded to an individual during any one year is 300,000. The maximum number of shares with respect to which stock appreciation rights may be awarded to any individual during any one year is 300,000. The maximum number of shares of restricted stock, restricted stock units, performance shares that may be awarded to an individual during any one year is 200,000 shares. No more than 200,000 shares may be awarded to an individual during any one year pursuant to other awards (awards other than stock options, stock appreciation rights, restricted stock, restricted stock units or performance shares) including, without limitation, the grant of deferred shares, shares or cash based on attainment of performance or other goals established by the Committee, or shares in lieu of cash under other company incentive or bonus programs. No more than $5,000,000 may be paid in cash to an individual during any one year pursuant to other awards.

Adjustment. The plan provides that, in the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification 718), such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares that may be delivered under the plan, (ii) in the maximum number of shares with respect to which stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, or other awards may be made and (iii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, the option exercise price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards. In the case of (i), (ii) and (iii) above, the Committee shall cause an equitable adjustment to be made to prevent dilution or enlargement of rights.

In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its sole discretion, cause an equitable adjustment as described above to be made to prevent dilution or enlargement of rights. The number of shares subject to any award will always be rounded down to a whole number when the foregoing adjustments are made under the plan. In addition, the Committee may make other adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan.

With respect to any awards intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code, any such exception shall be specified when the performance goals are established.

Amendment and Prohibition of Repricings. The plan may be amended, modified or terminated by the Board of Directors at any time, except that no such action can adversely affect any outstanding awards in a material way without the affected award holder’s consent, unless such termination, modification or amendment is required by applicable law or otherwise required by the plan document, and no amendment which requires stockholder approval in order for the plan to comply with any applicable stock exchange listing standards or any rule promulgated by the United States Securities and Exchange Commission shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon. Except for adjustments made in connection with events described in the prior two paragraphs, the exercise price of stock options and the grant price of stock appreciation rights issued under the plan may not be reduced without the approval of stockholders.

Clawback. The Committee reserves the right to recoup certain payments made under this Plan to the extent necessary to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Change in Control. Except as otherwise provided in a participant’s award agreement, upon the occurrence of both a change in control of the Company and, within two years of such change, the termination of such participant’s employment other than for cause or disability or for good reason (as defined in the plan), all outstanding stock options and stock appreciation rights become immediately exercisable, any restriction imposed on restricted stock, restricted stock units, performance shares or other awards will lapse, and any performance shares or other awards with performance-related vesting conditions will be deemed earned at the target level (or if no target level is specified, the maximum level). Unless a participant’s award agreement provides otherwise, if a participant’s employment or service terminates following a change in control, any of the participant’s stock options or stock appreciation rights that were outstanding on the date of the change in control and that were vested as of the date of termination of employment or service will remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the participant’s employment or service or the expiration of the stated term of the award.

Nontransferability. Unless otherwise determined by the Committee and provided in a participant’s award agreement, awards may not be assigned or transferred by a plan participant except by will or by the laws of descent and distribution, and any stock option or stock appreciation right is exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative. Nonqualified stock options and stock appreciation rights may not be transferred for value or consideration.

Duration of the Plan. Subject to the Committee’s right to terminate the plan earlier, the plan will remain in effect until all shares subject to the plan have been purchased or acquired, but no incentive stock options may be awarded under the plan on or after May 7, 2023.

Federal Income Tax Consequences. The following discussion covers some of the United States federal income tax consequences with respect to awards that may be granted under the plan. It is a brief summary only.

Federal Income Tax Consequences — Participants

Options. A plan participant will not recognize income for federal income tax purposes when incentive stock options are granted or exercised. If the participant disposes of shares acquired by exercise of an incentive stock option either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the incentive stock option, the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either (1) the fair market value of the shares on the date of option exercise, or (2) the amount realized on disposition, exceeds the option exercise price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option exercise price.

The exercise of an incentive stock option may result in alternative minimum tax liability. The excess of the fair market value of the shares purchased on exercise of an incentive stock option over the exercise price paid for such shares is considered alternative minimum taxable income for alternative minimum tax purposes.

With respect to nonqualified stock options, the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the stock option exercise price. Upon a subsequent disposition of the shares received from the exercise of an option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

Stock Appreciation Rights. The recipient of a grant of stock appreciation rights will not realize taxable income on the date of such grant. Upon the exercise of a stock appreciation right, the recipient will realize ordinary income equal to the amount of cash or fair market value of stock received.

Restricted Stock. A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting. Dividends, if any, paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant.

Restricted Stock Units. A participant holding restricted stock units will, at the time the shares or cash are issued upon or following vesting, realize ordinary income in an amount equal to the fair market value of the shares and any cash received.

Performance Shares. A participant holding performance shares will, at the time the shares or cash are issued upon or following vesting, realize ordinary income in an amount equal to the fair market value of the shares or cash received.

Federal Tax Consequences — The Company. In general, the Company will receive an income tax deduction at the same time and in the same amount as the amount which is taxable to the employee as ordinary income, except to the extent prohibited by Section 162(m) of the Internal Revenue Code. To the extent a participant realizes capital gains, as described above, the Company will not be entitled to any corresponding deduction for federal income tax purposes.

Section 162(m). Under Section 162(m) of the Internal Revenue Code, compensation paid to covered employees in excess of $1 million for any taxable year generally is not deductible by the Company unless such compensation qualifies as performance-based compensation, which requires, among other things, that the compensation is paid pursuant to a plan the material terms of which have been approved by the Company’s stockholders. Proposal 5 requests stockholder approval of the material terms of the plan for this purpose.

Generally, “covered employee” under Section 162(m) means the principal executive officer and the Company’s three other highest compensated executive officers, other than its principal financial officer, as of the last day of the applicable taxable year.

It is presently anticipated that the Committee will at all times consist of outside directors as required for purposes of Section 162(m), and that the Committee will take the effect of Section 162(m) into consideration in structuring plan awards.

New Plan Benefits

2013 Long Term Incentive Plan(1)

Name and Principal Position	Dollar Value ($)	Number of Units (#)
Michael H. Lee Chairman of the Board, President and Chief Executive Officer	•	•

William E. Hitselberger Executive Vice President, Chief Financial Officer	•	•

Gary S. Maier Executive Vice President, Chief Underwriting Officer	•	•

William F. Dove Senior Vice President, Chief Risk Officer and Chief Actuary	•	•

Elliot S. Orol Senior Vice President, General Counsel and Secretary	•	•

Executive Group	•	•

Non-Executive Director Group	•	•

Non-Executive Officer Employee Group	•	•

(1)

New Plan Benefits Table. Since the determination of whether awards will be made and, if awards are made, the selection of plan participants and the key terms of awards, including performance targets, performance periods, performance measures and vesting schedules, are established each year in the discretion of the Compensation Committee, it cannot be determined at this time what amounts, if any, will be paid in the future.

The Board of Directors Recommendation.

The Board of Directors recommends a vote “FOR” approval of the

Company’s 2013 Long Term Incentive Plan.

The presence, in person or by proxy, of the holders of record of a majority of the votes entitled to be cast in respect of all outstanding shares of common stock of the Company shall constitute a quorum for the purpose of considering this Proposal 4. Pursuant to the Company’s Amended and Restated Bye-laws, the affirmative vote of the majority of the shares present (whether in person or by proxy) that are entitled to vote shall constitute approval of this Proposal 4 by the stockholders. For purposes of the approval required, abstentions will be counted for the purposes of determining whether a quorum is present and count as votes against this agenda item and broker non-votes will have no effect.

5.	APPROVAL OF THE MATERIAL TERMS OF THE COMPANY’S 2013 LONG TERM INCENTIVE PLAN

The Company requests stockholder approval of the material terms of the Company’s 2013 Long Term Incentive Plan (“2013 Long Term Incentive Plan” or the “2013 LTIP”) to replace, beginning with the 2013 performance year, the Company’s existing Long Term Equity Plan (“2008 Long Term Equity Plan” or “2008 LTEP”). Awards previously granted under the 2008 Long Term Equity Plan, including equity awards granted in 2013 for performance in 2012, will continue to vest in accordance with the vesting schedule in effect at the time such awards were granted.

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount the Company may deduct in any one year for compensation paid to certain of the Company’s executive officers. There is an exception to this limitation for certain performance-based compensation. Awards made pursuant to the plan may constitute performance-based compensation that is not subject to the deductibility limitation of Section 162(m). One condition to qualify for this exception is that the stockholders must approve the material terms of the performance goals of the plan.

For a description of the material terms of the Company’s 2013 Long Term Incentive Plan, please see “Approval of the Company’s 2013 Long Term Incentive Plan — Summary Description of the Plan” above. The description of the plan is qualified in its entirety by the actual provisions of the plan, which is attached to this proxy statement as Appendix B.

The Board of Directors Recommendation.

The Board of Directors recommends a vote “FOR” approval of the material terms of the Company’s 2013 Long Term Incentive Plan.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to receive the full income tax deduction for performance-based compensation paid under the plan. The Board of Directors is therefore asking the stockholders to approve, for purposes of Section 162(m) of the Code, the material terms of the plan set forth under “Approval of the Company’s 2013 Long Term Incentive Plan — Summary Description of the Plan” above. The complete text of the plan is set forth as Appendix B.

The presence, in person or by proxy, of the holders of record of a majority of the votes entitled to be cast in respect of all outstanding shares of common stock of the Company shall constitute a quorum for the purpose of considering this Proposal 5. Pursuant to the Company’s Amended and Restated Bye-laws, the affirmative vote of the majority of the shares present (whether in person or by proxy) that are entitled to vote shall constitute approval of this Proposal 5 by the stockholders. For purposes of the approval required, abstentions will be counted for the purposes of determining whether a quorum is present and count as votes against this agenda item and broker non-votes will have no effect.

6.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd–Frank Wall Street Reform and Consumer Protection Act, which was enacted into law on July 21, 2010, contains a requirement that public companies, such as the Company, permit a non-binding advisory stockholder vote to approve executive compensation in accordance with the rules of the SEC.

At the Predecessor Company’s 2012 annual meeting of stockholders, 29.6% of the shares present in person or by proxy entitled to vote at such meeting were cast in a non-binding advisory vote in support of the Predecessor Company’s executive compensation program and policies. The members of the Compensation Committee and senior management of the Company considered extensively these results and took several significant steps to address stockholder concerns and assure that the Compensation Committee’s compensation policies and decisions appropriately reflect its pay-for-performance compensation philosophy. The Committee has revised the Company’s executive compensation program as follows:

•

The Committee has adopted, subject to stockholder approval at the Annual Meeting, the 2013 Long Term Incentive Plan, with equity awards for Named Executive Officers and certain other senior officers based 75% upon two financial performance metrics, relative total shareholder return (50%) and return on tangible equity (25%), each measured over a three-year performance period. The remaining 25% of such equity award is time-based and is intended to support the recruitment and retention objectives of the Company’s executive compensation program. Performance-based award payouts will range from no award if threshold performance is not met, to above-target awards for superior performance.

•

Dividends will not be paid on unvested stock or restricted stock units, and will instead be credited to the holders of the unvested stock and restricted stock units and paid only if and when such restricted stock or restricted stock units vest.

•

The Company’s annual contribution to the SERP on behalf of the CEO has been substantially reduced, and is now calculated using the same percentage of annual cash compensation used for other SERP participants.

•	The Company has adopted an anti-pledging policy with respect to shares of its stock.

•	The Company has adopted an anti-hedging policy with respect to securities of the Company.

•	Tax gross-ups have been eliminated from the employment agreements of the CEO and all other NEOs, and will not be included in any new employment agreements.

•

The 2013 LTIP (unlike the legacy 2008 LTEP) requires a double trigger — both a change in control and the termination of employment within two years of the change in control — for the acceleration of unvested equity awards.

•	The CEO’s maximum bonus opportunity has been reduced to 200% of target under the 2013 LTIP (from 300% of target under the 2008 LTEP) to reflect current market practice and enhance internal pay equity.

•	The Board of Directors has appointed a lead independent Director with defined responsibilities.

•	The 2013 Long Term Incentive Plan provides for clawbacks. The Company will implement a clawback policy as soon as the SEC issues applicable final rules.

As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, the Company believes that its executive compensation program, which is reviewed annually by the Compensation Committee, establishes a performance-driven, entrepreneurial culture that delivers exceptional value to its stockholders. The Company and the Compensation Committee are guided by the compensation policies and objectives outlined in the Compensation Discussion and Analysis, and believe that the compensation of Named Executive Officers reflects the effectiveness of the Company’s executive compensation program in fulfilling its objectives.

The Board of Directors is again in 2013 requesting a non-binding advisory stockholder vote on the Company’s executive compensation program and policies as reflected in the Compensation Discussion and Analysis, the disclosures regarding compensation for Named Executive Officers provided in the various tables included in this proxy statement and the accompanying narrative disclosures. This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This is an advisory vote, and as such is not binding on the Company. However, the Board of Directors will take the results of the vote into account when considering future compensation arrangements.

The Board of Directors Recommendation.

The Board of Directors recommends a vote “FOR” this non-binding advisory proposal.

STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented at the 2014 Annual Meeting must be received at the Company’s principal executive office by November 27, 2013 for consideration for inclusion in the Company’s proxy statement and form of proxy related to that meeting. The proposal must comply in all respects with the rules and regulations of the SEC.

APPENDIX A

TOWER GROUP INTERNATIONAL, LTD.

SHORT TERM PERFORMANCE INCENTIVE PLAN

TOWER GROUP INTERNATIONAL, LTD.

SHORT TERM PERFORMANCE INCENTIVE PLAN

Section 1.    Establishment and Purpose

Tower Group International, Ltd. (the “Company”) hereby establishes a short-term incentive compensation plan to be known as the “Tower Group International, Ltd. Short Term Performance Incentive Plan” (the “Plan”).

The purpose of the Plan is to enhance the Company’s ability to attract and retain highly qualified employees and to provide such employees with additional financial incentives to promote the success of the Company and its Subsidiaries. It is intended that incentive awards payable under the Plan will qualify as “performance-based compensation,” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, if such qualification is desired, and the Plan shall be construed accordingly.

The Plan is effective as of January 1, 2008, and was approved by stockholders at the Predecessor Company’s 2008 Annual Meeting of Stockholders. The Plan will remain in effect until such time as it shall be terminated by the Board, pursuant to Section 8 herein.

Section 2.    Definitions

Unless the context requires otherwise, the following words, when capitalized, shall have the meanings ascribed below:

(a)	“Board” means the Board of Directors of the Company.

(b)	“Code” means the Internal Revenue Code of 1986, as amended.

(c)	“Committee” means the Compensation Committee (or a subcommittee thereof) of the Board or such other committee (or subcommittee) of the Board that the Board shall designate from time to time to administer the Plan.

(d)	“Company” means Tower Group International, Ltd., or any successor thereof.

(e)	“Participant” means an employee of the Company or a Subsidiary selected by the Committee to participate in the Plan.

(f)	“Performance Period” means the calendar year or such other period designated by the Committee.

(g)	“Plan” means the Tower Group International, Ltd. Short Term Performance Incentive Plan, as may be amended from time to time.

(h)	“Predecessor Company” means Tower Group, Inc.

(i)	“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof.

(j)	“Target Incentive Award” has the meaning set forth in Section 6(b).

Section 3.    Administration

The Plan shall be administered by the Committee. The Committee shall consist of two or more members of the Board. To the extent the Committee is taking action with respect to an incentive award intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the

Code and regulations promulgated thereunder, it is intended that the Committee will be comprised solely of two or more “outside directors” within the meaning of Section 162(m)(4)(C) of the Code. Subject to applicable laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to establish rules and take all actions, including, without limitation, interpreting the terms of the Plan and any related rules or regulations or other documents enacted hereunder and deciding all questions of fact arising in their application, determined by the Committee to be necessary in the administration of the Plan.

With respect to employees of the Company or a Subsidiary who are not, and are reasonably not expected to become, subject to the provisions of Section 162(m) of the Code, and who are not executive officers, as that term is used in the Company’s Compensation Committee Charter, to the extent permitted by applicable laws, rules and regulations (including the Company’s Compensation Committee Charter and NASDAQ qualitative listing requirements), the Committee may delegate its authority and/or responsibilities under the Plan (in whole or in part) to the Chief Executive Officer of the Company or such other selected employee or employees of the Company as the Committee may select, subject to such conditions, restrictions and limitations as may be imposed by the Committee. Any actions duly taken by the Chief Executive Officer or such other employee or employees with respect to the administration of the Plan shall be deemed to have been taken by the Committee for purposes of the Plan to the extent such actions are consistent with the terms of the Plan and the scope of the Committee’s delegation.

All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, the Participants and their estates and beneficiaries. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan, other than as a result of such individual’s willful misconduct.

Section 4.    Eligibility

Eligibility under the Plan is limited to those employees of the Company and its Subsidiaries who are designated by the Committee, in its sole and absolute discretion, as eligible to receive an incentive award under the Plan.

Section 5.    Form of Payment

Payment of incentive awards under the Plan shall be made in cash.

Section 6.    Determination of Incentive Awards

(a)

Designation of Participants, Performance Period, Performance Objectives and Terms of Incentive Awards. Within 90 days after the beginning of each Performance Period or, if less than 90 days, the number of days which is equal to twenty-five percent (25%) of the relevant Performance Period applicable to an incentive award, the Committee shall, in writing, select the Participants to whom incentive awards shall be granted, specify terms and conditions for the determination and payment of incentive awards, including, if applicable, the extent to which Participants will have the right to receive an incentive award payment following termination of employment, designate the applicable Performance Period, establish the Target Incentive Award for each Participant, establish the performance objective or objectives that must be satisfied in order for a Participant to receive an incentive award for such Performance Period and establish the method in which a Participant’s incentive award will be computed if the performance objectives established by the Committee are met at a level below or above the target level, which method shall be expressed in terms of an objective formula or standard in the case of an incentive award that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder. Any such performance objectives will be based upon one or more of the following performance measures, as determined by the Committee:

(i)	earnings per share,

(ii)	diluted earnings per share,

(iii)	operating earnings per share,

(iv)	diluted operating earnings per share,

(v)	economic value created,

(vi)	book value per share,

(vii)	diluted book value per share,

(viii)	market share (actual or targeted growth),

(ix)	net income (before or after taxes),

(x)	operating income,

(xi)	adjusted net income after capital charge,

(xii)	return on assets (actual or targeted growth),

(xiii)	return on capital (actual or targeted growth),

(xiv)	return on equity (actual or targeted growth),

(xv)	return on investment (actual or targeted growth),

(xvi)	revenue (actual or targeted growth),

(xvii)	premiums written, earned or produced (gross or net),

(xviii)	premium growth,

(xix)	cash flow,

(xx)	operating margin,

(xxi)	loss ratio (gross or net),

(xxii)	expense ratio (gross or net),

(xxiii)	combined ratio (gross or net),

(xxiv)	share price,

(xxv)	share price growth,

(xxvi)	total stockholder return, and

(xxvii)	one or more personal objectives or goals, including implementation of Company and/or Subsidiary policy, development of long-term business goals or strategic plans for the Company and/or a Subsidiary, negotiation of significant corporate transactions, meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries and/or other affiliates or joint ventures or the exercise of specific areas of management responsibility; provided however, that the measurement of any such objectives or goals must be objectively determinable.

The targeted level or levels of performance with respect to such performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Notwithstanding the foregoing, incentive awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code and regulations promulgated thereunder may be based on these or such other performance measures as the Committee may determine.

(b)	Target Incentive Award. Each Participant will have an incentive award opportunity (the “Target Incentive Award”) that will be based on achieving the target performance objectives established by the Committee. The Target Incentive Award will be a percentage of the Participant’s annual salary at the end of the Performance Period or such other amount as the Committee may determine. If the performance objectives established by the Committee are met at the target level, the Participant will receive an incentive award equal to 100% of the Target Incentive Award. If the performance objectives established by the Committee are met at a level below or above the target level, the Participant will receive an incentive award equal to a percentage of the Target Incentive Award, with such percentage based on (i) in the case of an incentive award that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, the objective formula or standard established in writing by the Committee pursuant to Section 6(a), and (ii) in the case of any other incentive award, such factors as the Committee shall determine.

(c)	Maximum Incentive Award. The maximum incentive award that may be paid under the Plan to a Participant during any fiscal year shall be $5,000,000.

(d)	Committee Determination and Certification of Incentive Awards. As soon as reasonably practicable after the end of each Performance Period, the Committee shall (i) determine whether the performance objectives for the Performance Period have been satisfied, (ii) determine the amount of the incentive award to be paid to each Participant for such Performance Period and (iii) with respect to incentive awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code and regulations promulgated thereunder, certify such determination in writing. Written certification for this purpose shall include, without limitation, approved minutes of the Committee meeting in which the certification is made.

(e)	Payment of Incentive Awards. Incentive awards shall be paid to the Participants following the Committee’s determination of the amount of the incentive award to be paid to each Participant (and, in the case of incentive awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code and regulations promulgated thereunder, certification by the Committee pursuant to Section 6(d)) no later than the 15th day of the third month following the calendar year in which ends the Performance Period with respect to which the incentive awards are made.

(f)	Committee Discretion. Notwithstanding the foregoing, the Committee retains the discretion to adjust the amount of any incentive award that would otherwise be payable to a Participant; provided, however, that incentive awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code and regulations promulgated thereunder may not be adjusted upward (the Committee may, in its discretion, adjust such incentive awards downward).

(g)

Unusual or Nonrecurring Events. Unless otherwise determined by the Committee, performance objective targets may be adjusted to take into account unusual or nonrecurring events affecting the Company, a Subsidiary or a division or business unit, or the financial statements thereof, or changes in applicable laws, regulations or accounting principles to the extent such unusual or nonrecurring events or changes in applicable laws, regulations or accounting principles otherwise would result in dilution or enlargement of the incentive award intended to be paid. With respect to any incentive award intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, it is intended that such adjustment be made in such manner as will not cause the incentive award to fail to qualify as performance-based compensation.

Section 7.    Termination of Employment

Except as may be specified by the Committee pursuant to Section 6(a), a Participant shall have no right to an incentive award under the Plan for any Performance Period in which the Participant is not actively employed by the Company or a Subsidiary on the last day of the Performance Period to which such incentive award relates. The Committee, in its sole and absolute discretion, may impose such additional service restrictions as it deems appropriate.

Section 8.    Amendment or Termination of the Plan

The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order to maintain the qualification of incentive awards intended to qualify as performance-based compensation pursuant to Code Section 162(m) and regulations promulgated thereunder shall be made without such stockholder approval. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any incentive award or awards available under the Plan, the Committee may, subject to this Section 8, make any adjustments to the Plan and/or incentive awards it deems appropriate.

Section 9.    Taxes

Any amount payable to a Participant under the Plan shall be subject to any applicable federal, state and/or local income and employment taxes and any other amounts that the Company is required at law to deduct and withhold from such payment.

Section 10.    General Provisions

(a)	No Rights to Employment. Nothing contained in the Plan shall create any rights of employment in any Participant or in any way affect the right and power of the Company or a Subsidiary to discharge any Participant or otherwise terminate the Participant’s employment at any time with or without cause or to change the terms of employment in any way.

(b)	No Limit on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any incentive award paid under the Plan. No Participant or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(c)	No Limit on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any incentive award paid under the Plan. No Participant or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(d)	Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(e)	Unfunded Plan. Incentive awards under the Plan will be paid from the general assets of the Company, and the rights of Participants under the Plan will be only those of general unsecured creditors of the Company.

(f)	Non-alienation of Benefits. Except as expressly provided herein, no Participant shall have the power or right to sell, transfer, assign, pledge or otherwise encumber the Participant’s interest under the Plan.

(g)	Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(h)	Successors. All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein shall be deemed to refer to such successors.

(i)	Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the state of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

(j)	Section 409A of the Code. It is intended that all incentive awards paid pursuant to the Plan qualify as short-term deferrals, as defined in Section 1.409A-1(b)(4) of the Treasury Regulations. Nevertheless, to the extent applicable, it is intended that the Plan (and any agreements or other documents entered into with respect to incentive awards under the Plan) and any incentive awards granted hereunder comply with, and should be interpreted so that they are consistent with, the requirements of Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(k)	Clawback. Notwithstanding anything in this Plan to the contrary, the Committee reserves the right to recoup certain payments made under this Plan to the extent necessary to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

APPENDIX B

TOWER GROUP INTERNATIONAL, LTD.

2013 LONG TERM INCENTIVE PLAN

Tower Group International, Ltd.

2013 Long Term Incentive Plan

Article 1.    Establishment, Objectives, and Duration

1.1.    Establishment of the Plan. The Tower Group International, Ltd. 2013 Long Term Incentive Plan (the “Plan”) became effective on May 7, 2013 (the “Effective Date”), subject to approval by the Company’s shareholders at the Company’s 2013 Annual Meeting. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and other awards.

1.2.    Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s shareholders.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

1.3.    Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan in accordance with the provisions of Article 16 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after May 7, 2023.

Article 2.    Definitions

The following terms, when capitalized, shall have the meanings set forth below:

2.1.    “Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and other awards granted under the Plan.

2.2.    “Award Agreement” means an electronic or written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

2.3.    “Board” means the Board of Directors of the Company.

2.4    “Cause” means (except as otherwise provided in an award agreement or employment agreement): (i) the Participant’s gross negligence or willful misconduct or (ii) the Participant’s having been convicted of, or entered a plea of nolo contendere to, a crime involving moral turpitude or a felony, provided that if the Participant has entered into an employment agreement with the Company, the definition of Cause set forth therein shall apply. No act or failure to act directly related to Company action or inaction that constitutes Good Reason shall constitute Cause if the Participant has provided a notice of termination based on such Good Reason event prior to the Company’s giving of the notice of termination for Cause.

2.5.    “Change in Control” means the occurrence of any of the following events:

(a)

any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as the ownership of stock of the Company) that was not on the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities becomes after the Effective Date the beneficial owner, directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s then outstanding securities;

(b)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this definition, considered as though such person were a member of the Incumbent Board;

(c)	consummation of a merger, consolidation, reorganization, share exchange or similar transaction (a “Transaction”) of the Company with any other entity, other than (i) a Transaction that would result in the voting securities of the Company outstanding immediately prior thereto directly or indirectly continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or a parent company) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity or parent company outstanding immediately after such Transaction or (ii) a Transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 20% of the combined voting power of the Company’s then outstanding securities;

(d)	the sale, transfer or other disposition (in one transaction or a series of related transactions) of more than 50% of the operating assets of the Company; or

(e)	the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

2.6.    “Code” means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time.

2.7.    “Committee” means the Committee, as specified in Section 3.1 herein, appointed by the Board to administer the Plan.

2.8.    “Company” means Tower Group International, Ltd., a Bermuda corporation, and any successor thereto as provided in Article 19 herein.

2.9.    “Consultant” means any consultant or advisor to the Company or a Subsidiary.

2.10.    “Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary.

2.11    “Disability” means the Participant is entitled to long-term disability benefits under the Company’s long-term disability plan or policy, as the case may be, as in effect on the date of termination.

2.12.    “Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the dividends declared on an equal number of outstanding Shares.

2.13.    “Effective Date” shall have the meaning ascribed to such term in Section 1.1 herein.

2.14.    “Employee” means any employee of the Company or a Subsidiary.

2.15.    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.16.    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.17.    “Fair Market Value” means the closing price of a Share as reported in the consolidated transaction reporting system, or, if there was no such sale on the relevant date, then on the last previous day on which a sale was reported.

2.18.    “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.19.    “Good Reason” means (except as otherwise provided in an award agreement or employment agreement) the occurrence (without the Participant’s express written consent) of the assignment to the Participant of duties materially inconsistent with the Participant’s position or a substantial diminution in the Participant’s authority and duties.

2.20.    “Incentive Stock Option” or “ISO” means an Option that is intended to meet the requirements of Code Section 422.

2.21.    “Named Executive Officer” means a Participant who is in one of the groups of “covered employees,” as defined in the regulations promulgated under Code Section 162(m).

2.22.    “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares granted under Article 6 herein and that is not intended to meet the requirements of Code Section 422.

2.23.    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.24.    “Participant” means a current or former Employee, Director or Consultant who has outstanding an Award granted under the Plan.

2.25.    “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.26.    “Performance Period” means the period during which a performance goal must be met.

2.27.    “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

2.28.    “Period of Restriction” means the period during which Restricted Stock or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance measures, or upon the occurrence of other events as determined by the Committee, at its discretion), as provided in Articles 8 and 9 herein.

2.29.    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.30.    “Restricted Stock” means an Award granted to a Participant, as described in Article 8 herein.

2.31.    “Restricted Stock Unit” means an Award granted to a Participant, as described in Article 9 herein.

2.32.    “Share” means a share of common stock of the Company, par value $0.01 per share, subject to adjustment pursuant to Section 4.3 herein.

2.33.    “Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Article 7 herein.

2.34.    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.35.    “Tandem SAR” means an SAR that is granted in connection with a related Option, as described in Article 7 herein.

2.36.    “Ten Percent Shareholder” means, with respect to an ISO, a Participant who, at the time the ISO is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation (as that term is defined in Code Section 424(e)) or Subsidiary.

Article 3.    Administration

The Plan shall be administered by the Committee. The Committee shall consist of two or more members of the Board. To the extent the Committee is taking action with respect to an incentive award intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, it is intended that the Committee will be comprised solely of two or more “outside directors” within the meaning of Section 162(m)(4)(C) of the Code. Subject to applicable laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to establish rules and take all actions, including, without limitation, interpreting the terms of the Plan and any related rules or regulations or other documents enacted hereunder and deciding all questions of fact arising in their application, determined by the Committee to be necessary in the administration of the Plan.

With respect to employees of the Company or a Subsidiary who are not, and are reasonably not expected to become, subject to the provisions of Section 162(m) of the Code, and who are not executive officers, as that term is used in the Company’s Compensation Committee Charter, to the extent permitted by applicable laws, rules and regulations (including the Company’s Compensation Committee Charter and NASDAQ qualitative listing requirements), the Committee may delegate its authority and/or responsibilities under the Plan (in whole or in part) to the Chief Executive Officer of the Company or such other selected employee or employees of the Company as the Committee may select, subject to such conditions, restrictions and limitations as may be imposed by the Committee. Any actions duly taken by the Chief Executive Officer or such other employee or employees with respect to the administration of the Plan shall be deemed to have been taken by the Committee for purposes of the Plan to the extent such actions are consistent with the terms of the Plan and the scope of the Committee’s delegation.

All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, the Participants and their estates and beneficiaries. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan, other than as a result of such individual’s willful misconduct.

Article 4.    Shares Subject to the Plan; Individual Limits; and Anti-Dilution Adjustment

4.1.    Shares Available for Grants.

(a)	Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be 2,150,000 Shares, plus any remaining Shares available for issuance under the Tower Group, Inc. 2004 Long Term Equity Compensation Plan as of the Effective Date. Any or all of the Shares available for issuance under the Plan shall be available for issuance as ISOs.

(b)	Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares and other awards (other than Options or SARs) may be granted under the Plan may not exceed 2,150,000 Shares.

(c)	If an Award is not settled in Shares or is forfeited, expires or is canceled without delivery of Shares, the Shares subject to such Award shall again be available for delivery under the Plan. Shares granted pursuant to the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased on the open market. Upon the exercise of a stock-settled SAR, only the number of Shares issued pursuant to the SAR being exercised (or the portion of the SAR being exercised, as applicable) shall be counted against the maximum aggregate number of Shares that may be delivered under the Plan as provided above. In addition, shares tendered in payment of an option exercise price or withheld to pay taxes shall not count against the maximum aggregate limit under this Plan.

4.2.    Individual Limits. Subject to adjustment as provided in Section 4.3 herein, the following rules shall apply with respect to Awards and any related dividends or Dividend Equivalents:

(a)	Options: The maximum aggregate number of Shares with respect to which Options may be granted in any one fiscal year to any one Participant shall be 300,000.

(b)	SARs: The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one fiscal year to any one Participant shall be 300,000.

(c)	Restricted Stock: The maximum aggregate number of Shares of Restricted Stock that may be granted in any one fiscal year to any one Participant shall be 200,000.

(d)	Restricted Stock Units. The maximum aggregate number of Restricted Stock Units that may be granted in any one fiscal year to any one Participant shall be 200,000.

(e)	Performance Shares: The maximum aggregate number of Performance Shares that may be granted in any one fiscal year to any one Participant shall be 200,000.

(f)	Other Awards. The maximum number of Shares that may be awarded in any one year to any one Participant pursuant to an Award under Article 10 shall be 200,000 Shares and the maximum cash Award that may be awarded in any one year to any one Participant pursuant to an Award under Article 10 shall be $5,000,000.

4.3.    Adjustments in Authorized Shares. In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification 718), such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause an equitable adjustment to be made (i) in the number and kind of Shares that may be delivered under the Plan, (ii) in the individual limitations set forth in Section 4.2 and (iii) with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Option Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, in the case of (i), (ii) and (iii) to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its sole discretion, cause an equitable adjustment as described in the foregoing sentence to be made, to prevent dilution or enlargement of rights. The number of Shares subject to any Award shall always be rounded down to a whole number when adjustments are made pursuant to this Section 4.3. Adjustments made by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

Article 5.    Eligibility and Participation

5.1.    Eligibility. Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

5.2.    Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.    Options

6.1.    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

6.2.    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3.    Exercise Price. The Exercise Price for each grant of an Option under the Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. The Exercise Price of an ISO granted to a Ten Percent Shareholder shall be at least equal to one hundred and ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

6.4.    Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant and no ISO granted to a Ten Percent Shareholder shall be exercisable later than the fifth (5th) anniversary date of its grant.

6.5.    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6.    Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

The Exercise Price of an Option shall be payable as follows, in each case subject to such restrictions as the Committee may impose: (a) in cash or its equivalent, (b) by tendering, or attesting to the ownership of, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, (c) by broker-assisted cashless exercise, (d) by any other method approved by the Committee or (e) by a combination of (a), (b), (c) and/or (d). The Committee may limit any method of payment, other than that specified under (a), for administrative convenience, to comply with applicable law, or for any other reason.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver or cause to be delivered Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7.    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8.    Termination of Employment or Service. Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

6.9.    Nontransferability of Options.

(a)	Incentive Stock Options. ISOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant.

(b)	Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, NQSOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant. Under no circumstances may an NQSO be transferable for value or consideration.

Article 7.    Stock Appreciation Rights

7.1.    Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Exercise Price of the related Option.

7.2.    Exercise of Tandem SARs. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related

Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

7.3    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.

7.4.    Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5.    Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

7.6.    Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b)	the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

7.7.    Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

7.8.    Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, SARs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant. Under no circumstances may an SAR be transferable for value or consideration.

Article 8.    Restricted Stock

8.1.    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts as the Committee shall determine.

8.2.    Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3.    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.

8.4.    Removal of Restrictions. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate.

8.5.    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6.    Dividends and Other Distributions. All dividends and distributions paid with respect to Shares of Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as are applicable to the Restricted Stock with respect to which they were paid and shall be paid upon the vesting of the Shares of Restricted Stock with respect to which such dividends and distributions were credited. Without limiting the generality of the preceding sentence, if it is intended that an Award of Restricted Stock and/or dividends comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the Restricted Stock and/or the dividends maintain eligibility for the Performance-Based Exception.

8.7.    Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

8.8.    Nontransferability of Restricted Stock. Except as otherwise determined by the Committee, during the applicable Period of Restriction, a Participant’s rights with respect to the Restricted Stock granted under the Plan shall be available during the Participant’s lifetime only to such Participant, and Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution.

Article 9.    Restricted Stock Units and Performance Shares

9.1.    Grant of Restricted Stock Units/Performance Shares. Subject to the terms and provisions of the Plan, Restricted Stock Units and Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and as shall be set forth in the Award Agreement.

9.2.    Award Agreement. Each grant of Restricted Stock Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Period(s) of Restriction or Performance Period(s) (as the case may be), the number of Restricted Stock Units or Performance Shares granted, and such other provisions as the Committee shall determine. The initial value of a Restricted Stock Unit or Performance Share shall equal the Fair Market Value of a Share on the date of grant.

9.3.    Form and Timing of Payment.

(a)	Except as otherwise provided in a Participant’s Award Agreement, payment of Restricted Stock Units shall be made within 75 days after the last day of the Period of Restriction applicable thereto. The Committee, in its sole discretion, may pay Restricted Stock Units in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units.

(b)	Except as otherwise provided in a Participant’s Award Agreement, within 75 days after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned over the Performance Period, to be determined as a function of the extent to which the corresponding performance measures have been achieved. The Committee, in its sole discretion, may pay Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Shares.

9.4.    Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units or Performance Shares granted hereunder.

9.5.    Dividend Equivalents. At the discretion of the Committee, an Award of Restricted Stock Units or Performance Shares may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish. Without limiting the generality of the preceding sentence, if it is intended that an Award of Restricted Stock Units/Performance Shares and/or the Dividend Equivalents comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of Dividend Equivalents awarded with respect to such Restricted Stock Units/Performance Shares, such that the Restricted Stock Units/Performance Shares and/or Dividend Equivalents maintain eligibility for the Performance-Based Exception.

9.6.    Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units or Performance Shares following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units or Performance Shares, and may reflect distinctions based on the reasons for termination of employment or service.

9.7.    Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Restricted Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 10.    Other Awards

10.1.    Grant. The Committee shall have the right to grant other Awards which may include, without limitation, the grant of deferred Shares, Shares or cash based on attainment of performance or other goals established by the Committee, or Shares in lieu of cash under other Company incentive or bonus programs.

10.2.    Payment of Other Awards. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

10.3.    Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive amounts under Awards granted under this Article 10 following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, may be included in an agreement entered into with each Participant, need not be uniform among all other Awards, and may reflect distinctions based on the reasons for termination of employment or service.

10.4.    Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Awards granted under this Article 10 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 11.    Performance Measures

Unless and until the Company proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 11, the performance goals to be used for Awards and any related dividends or Dividend Equivalents that are designed to qualify for the Performance-Based Exception shall be chosen from among the following performance measure(s): (a) earnings per share, (b) diluted earnings per share, (c) operating earnings per share, (d) diluted operating earnings per share, (e) book value per share, (f) diluted book value per share, (g) economic value added, (h) market share (actual or targeted growth), (i) net income (before or after taxes), (j) operating income, (k) adjusted net income after capital charge, (l) return on assets (actual or targeted growth), (m) return on capital (actual or targeted growth), (n) return on equity (actual or targeted growth), (o) return on investment (actual or targeted growth), (p) premiums written or earned (gross, net or direct), (q) revenue (actual or targeted growth), (r) premiums written, earned or produced (gross or net) or premium growth, (s) cash flow, (t) operating margin, (u) loss ratio (gross or net), (v) expense ratio (gross or net), (w) combined ratio (gross or net), (x) share price, (y) stock price growth, (z) total shareholder return (actual or relative), or (aa) one or more personal objectives or goals including implementation of Company and/or Subsidiary policy, development of long-term business goals or strategic plans for the Company and/or a Subsidiary, negotiation of significant corporate transactions, meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries and/or other affiliates or joint ventures or the exercise of specific areas of management responsibility; provided however, that the measurement of any such objectives or goals must be objectively determinable. Awards and any related dividends or Dividend Equivalents that are not designed to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

Article 12.    Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing during the Participant’s lifetime with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 13.    Deferrals

If permitted by the Committee, a Participant may defer receipt of amounts that would otherwise be provided to such Participant with respect to an Award. If permitted, such deferral (and the required deferral election) shall be made in accordance with, and shall be subject to, the terms and conditions of the applicable nonqualified deferred compensation plan under which such deferral is made and such other terms and conditions as the Committee may prescribe and be structured to comply with Section 409A of the Code.

Article 14.    Rights of Participants

14.1.    Continued Service. Nothing in the Plan shall:

(a)	interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or service at any time,

(b)	confer upon any Participant any right to continue in the employ or service of the Company or any of its Subsidiaries, or

(c)	confer on any Director any right to continue to serve on the Board of Directors of the Company or any of its Subsidiaries.

14.2.    Participation. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

Article 15.    Change in Control.

Except as otherwise provided in a Participant’s Award Agreement, if in anticipation of or within the 24 month period following the occurrence of a Change in Control, a Participant’s employment is terminated by the Company for any reason other than Cause or Disability or by the Participant for Good Reason:

(a)	any and all outstanding Options and SARs granted hereunder shall become immediately exercisable;

(b)	any Period of Restriction or other restriction imposed on any Restricted Stock, Restricted Stock Unit or other Award shall lapse; and

(c)	any and all Performance Shares and other Awards (if performance-based) shall be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open Performance Periods.

Unless a Participant’s Award Agreement expressly provides otherwise, if a Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries is terminated following a Change in Control, any of the Participant’s Options or SARs that were outstanding on the date of the Change in Control and that were vested as of the date of termination of employment or service shall remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the Participant’s employment or service or the expiration of the stated term of the Award.

Article 16.    Amendment, Modification, and Termination

16.1.    Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to comply with any applicable stock exchange listing standards or any rule promulgated by the United States Securities and Exchange

Commission shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

16.2.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 herein) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, any such exception shall be specified when the performance goals are established.

16.3.    Awards Previously Granted. No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

16.4.    No Repricing. Other than pursuant to Section 4.3 hereof, the Exercise Price of an Option and the grant price of a SAR shall not be reduced (whether through amendment, cancellation or replacement with other Awards or other payments of cash or property) without shareholder approval.

16.5.    Compliance with the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 16, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

Article 17.    Withholding

17.1.    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

17.2.    Use of Shares to Satisfy Withholding Obligation. With respect to withholding required upon the exercise of Options or SARs, upon the vesting of Restricted Stock, Restricted Stock Units or Performance Shares, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the minimum statutory withholding (based on minimum applicable withholding rates for federal, state and local tax purposes, including payroll taxes) that could be imposed on the transaction. Any such elections by a Participant shall be irrevocable, made in writing and signed by the Participant.

Article 18.    Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company to the fullest extent permitted by Bermuda law against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification is subject to the person having been successful in the legal proceedings or having acted in good faith and what is reasonably believed to be a lawful manner in the Company’s best interests. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bye-laws (as the same may be amended and/or restated from time to time), as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 19.    Successors

All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company.

Article 20.    Legal Construction

20.1.    Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such act, code, section, rule or regulation, as may be amended from time to time, or to any successor act, code, section, rule or regulation.

20.2.    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3.    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.4.    Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of New York, without giving effect to any conflicts or choice of law rule or principle that might otherwise refer construction of the Plan and/or any agreements under the Plan to the substantive law of another jurisdiction.

20.5    Clawback. Notwithstanding anything in this Plan to the contrary, the Committee reserves the right to recoup certain payments made under this Plan to the extent necessary to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

TOWER GROUP INTERNATIONAL, LTD. CROWN HOUSE 4 PAR-LA-VILLE ROAD HAMILTON HM 08 BERMUDA

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
The Board of Directors recommends you vote FOR the following:		☐	☐	☐
1. Election of Directors
Nominees
01 Charles A. Bryan	02 Robert S. Smith

The Board of Directors recommends you vote FOR proposals 2 through 6.						For	Against	Abstain
2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2013.						☐	☐	☐
3. Reapprove the material terms of the Company’s Short Term Performance Incentive Plan.						☐	☐	☐
4. Approve the Company’s 2013 Long Term Incentive Plan.						☐	☐	☐
5. Approve the material terms of the Company’s 2013 Long Term Incentive Plan.						☐	☐	☐
6. Approve, on an advisory basis, the Company’s executive compensation.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions) ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

0000167243 _1        R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

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TOWER GROUP INTERNATIONAL, LTD.

Annual Meeting of Stockholders

May 7, 2013

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael H. Lee, William E. Hitselberger and Elliot S. Orol, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of Tower Group International, Ltd., to be held at 9:00 a.m., local time, on Tuesday, May 7, 2013, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

  ANNUAL MEETING OF STOCKHOLDERS MAY 7, 2013

When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR proposals 1, 2, 3, 4, 5 and 6. The full text of the proposals and the position of the Board of Directors on each appear in the Proxy Statement and should be reviewed prior to voting.

    Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000167243_2        R1.0.0.51160